UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

CyberSource Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

Common stock, par value $0.001 per share, of CyberSource Corporation

2)	Aggregate number of securities to which transaction applies:

As of May 10, 2010, there were outstanding: (i) 71,002,523 shares of CyberSource common stock and (ii) 5,450,045 shares of CyberSource common stock subject to stock options with an exercise price that is less than $26.00 per share (also the Per Share Merger Consideration).

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The maximum aggregate value, solely for purposes of calculating the filing fee, was determined based upon the sum of (i) 71,002,523 shares of CyberSource common stock multiplied by the Per Share Merger Consideration, and (ii) 5,450,045 shares of CyberSource common stock subject to stock options with an exercise price that is less than the Per Share Merger Consideration, multiplied by $16.946 (which is the difference between the Per Share Merger Consideration and the weighted-average exercise price of $9.054 per share for such stock options). In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.00007130 by the sum calculated in the preceding sentence.

4)	Proposed maximum aggregate value of transaction:

$1,938,422,060.57

5)	Total fee paid:

$138,209.50

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration No:

3)	Filing Party:

4)	Date Filed:

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, MAY 14, 2010

CYBERSOURCE CORPORATION

1295 Charleston Road

Mountain View, CA 94043

To the Stockholders of CyberSource Corporation

Merger Proposal—Your Vote is Very Important

Dear Stockholder:

We are pleased to report that in April, we entered into a definitive merger agreement under which CyberSource Corporation will be acquired by Visa Inc.

In the merger, you, as a holder of our common stock, will be entitled to receive $26.00 in cash, without interest and less any applicable withholding taxes, for each share of our common stock owned by you, as more fully described in the enclosed proxy statement.

After careful consideration, our board of directors has determined that the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of CyberSource and our stockholders and unanimously recommends that you vote “FOR” the adoption and approval of the merger agreement.

You are cordially invited to attend a special meeting of our stockholders to be held on [— ], 2010, starting at 10:00 a.m., local time, at our headquarters, 1295 Charleston Road, Mountain View, California 94943 to vote on the merger.

Your stockholder vote is very important, regardless of the number of shares of our common stock you own, and we strongly urge you to cast your vote. We cannot complete the merger, unless the merger agreement is approved by the affirmative vote of the holders of a majority of the outstanding shares of our common stock that are entitled to vote at the special meeting. Therefore, the failure of any stockholder to vote will have the same effect as a vote by that stockholder against the adoption and approval of the merger agreement.

The enclosed proxy statement provides you with detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement. We encourage you to read the proxy statement and the merger agreement in their entirety. You may also obtain more information about us from the documents we have filed with the Securities and Exchange Commission.

Thank you in advance for your continued support and your consideration of this matter.

Sincerely,

/s/ William S. McKiernan

William S. McKiernan

Executive Chairman and Founder

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated [—], 2010, and is first being mailed to stockholders on or about that date.

CYBERSOURCE CORPORATION

1295 Charleston Road

Mountain View, CA 94043

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held [—], 2010

To CyberSource Stockholders:

We will hold a special meeting of the stockholders of CyberSource Corporation, a Delaware corporation, or CyberSource, at 10:00 a.m., local time, on [—], 2010, at our headquarters, 1295 Charleston Road, Mountain View, California 94043, for the following purposes:

1.	To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of April 20, 2010, by and among Visa Inc., a Delaware corporation, which we refer to herein as Visa, Market St. Corp., a Delaware corporation and wholly owned subsidiary of Visa, and CyberSource, as it may be amended from time to time, pursuant to which CyberSource will be acquired by Visa.

2.	To consider and vote on a proposal to adjourn or postpone the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event that there are insufficient votes at the time of such adjournment or postponement to adopt the merger agreement.

3.	To transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.

Only stockholders of record as of the close of business on [—], 2010, are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each of share of our common stock on the record date.

Under Delaware law, our stockholders who do not vote in favor of the adoption and approval of the merger agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for such an appraisal prior to the vote on the adoption and approval of the merger agreement and comply with other Delaware law procedures explained in the accompanying proxy statement.

Whether or not you plan to attend the special meeting, please complete, sign, date and return the enclosed proxy card or submit your proxy by telephone or via the Internet prior to the special meeting to ensure that your shares of our common stock will be present in person or represented at the special meeting. Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the adoption of the merger agreement and “FOR” the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies. If you attend the special meeting, you may revoke the proxy and vote in person if you wish, even if you have previously returned your proxy card. Your vote is very important and your prompt attention is greatly appreciated.

THE MEMBERS OF OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE ADOPTION AND APPROVAL OF THE MERGER AGREEMENT.

Sincerely,

/s/ David J. Kim

David J. Kim

Vice President, General Counsel and Secretary

Mountain View, California

[—], 2010

ADDITIONAL INFORMATION

This document incorporates important business and financial information about CyberSource Corporation from documents that are not included in or delivered with this document. See “Where You Can Find More Information” on page 70. You can obtain documents incorporated by reference in this document by requesting them in writing from CyberSource Corporation, Attn: Secretary, 1295 Charleston Road, Mountain View, California 94043. You will not be charged for any of these documents that you request. If you wish to request documents, you should do so by [—], 2010 in order to receive them before the special meeting.

For additional questions about the merger, assistance in submitting proxies or voting shares of our common stock, or additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor:

[Name]

[Address]

Stockholders May Call Toll-Free: [                    ]

Banks and Brokers May Call Collect: [                    ]

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

The following questions and answers address briefly some questions you may have regarding the proposed merger and the special meeting. These questions and answers may not address all the questions that may be important to you as a holder of shares of our common stock. For important additional information, please refer to the more detailed discussion contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement. We sometimes make reference to CyberSource Corporation and its subsidiaries in this proxy statement by using the terms “CyberSource,” “we,” “our,” or “us.”

Q:	What is the transaction?

A:	CyberSource and Visa have entered into a definitive merger agreement pursuant to which, subject to the terms and conditions of the merger agreement, Visa will acquire CyberSource through the merger of a wholly owned subsidiary of Visa with and into CyberSource. CyberSource will be the surviving corporation (which we refer to herein as the surviving corporation) in the merger and will continue as a wholly owned subsidiary of Visa.

Q:	What will a CyberSource stockholder receive when the merger occurs?

A:	For every share of our common stock held at the time of the merger, our stockholders will be entitled to receive $26.00 in cash, without interest, less any applicable withholding taxes. This does not apply to shares of our common stock held by stockholders who have perfected their appraisal rights under Delaware law.

Q:	What will happen in the merger to CyberSource’s stock options?

A:	All options to purchase shares of our common stock that are vested immediately prior to the effective time of the merger (after giving effect to any acceleration of vesting due to the merger) and have a per share exercise price less than $26.00 will be automatically canceled and converted, upon the consummation of the merger, into the right to receive an amount of cash (without interest and less any applicable tax withholdings) equal to the product of (i) the number of shares of our common stock as to which such stock option was vested and exercisable immediately prior to the effective time of the merger (giving effect to any acceleration of vesting due to the merger), multiplied by (ii) the excess of $26.00 over the exercise price of such option immediately prior to the effective time of the merger.

All options to purchase shares of our common stock that (i) are unvested and held by individuals who are not employees immediately prior to the effective time of the merger or (ii) have a per share exercise price equal to or in excess of $26.00, regardless of whether such shares are vested or unvested or held by employees or non-employees, will be terminated without the holder thereof receiving any consideration.

All options to purchase shares of our common stock that are unvested and held by individuals who are employees immediately prior to the effective time of the merger will terminate and each such outstanding stock option will be substituted for an option to purchase that whole number of Visa common stock shares equal to the product of (i) the number of shares of our common stock that were issuable upon the exercise of such option immediately prior to the effective time of the merger, multiplied by (ii) the ratio (which we refer to herein as the option ratio) of $26.00 to the value of the closing price for a share of Visa common stock as determined on the trading day immediately prior to the closing date of the merger, rounded down to the nearest whole number of shares of Visa common stock. The per share exercise price for shares of Visa common stock issuable upon exercise of such Visa stock option will be equal to the quotient determined by dividing (x) the exercise price per share of our common stock at which the applicable option was exercisable immediately prior to the effective time of the merger by (y) the option ratio, rounded up to the nearest whole cent. Visa may, at its sole discretion, choose to treat any unvested options held by any party, in lieu of the aforementioned substitution for options to purchase shares of Visa common stock, as vested options and cash them out, as described in the second preceding paragraph, provided that Visa determines to exercise its right to cash out such options no later than five days prior to the effective time of the merger.

All options substituted for options to purchase shares of Visa common stock will be issued under Visa’s 2007 Equity Incentive Compensation Plan and converted into non-qualified stock options, even if they were granted as “incentive stock options” (as defined in Section 422 of the Internal Revenue Code of 1986) and certain terms of such options will be adjusted to conform the options to the terms of the 2007 Equity Compensation Plan, including conversion of the vesting schedule from monthly vesting to annual vesting according to the vesting schedule provided in the merger agreement.

Q:	What will happen in the merger to CyberSource’s Employee Stock Purchase Plan?

A:	We will take all actions necessary to terminate, and ensure that no participants have any rights under, our 1999 Employee Stock Purchase Plan (or ESPP) as of the closing date of the merger. If any offering period under the ESPP is in progress prior to the termination of the ESPP, we will ensure that the offering period will end prior to such termination and that each participant’s accumulated contributions for the offering period are applied towards the purchase of our common stock immediately prior to such termination, unless the participant has previously withdrawn from the offering period in accordance with the ESPP.

Q:	How does the merger consideration compare to the market price of CyberSource stock?

The merger consideration of $26.00 per share to be received by our stockholders represents a premium of approximately:

•	37.2% based on the closing market price of our common stock of $18.95 per share on April 19, 2010;

•	40.7% based on the one-month average market price of our common stock of $18.48 per share;

•	43.1% based on the three-month average market price of our common stock of $18.17 per share;

•	43.6% based on the six-month average market price of our common stock of $18.11 per share;

•	54.3% based on the 12-month average market price of our common stock of $16.85 per share; and

•	26.5% based on the 52-week high market price of our common stock of $20.55 per share on December 30, 2009.

The closing sale price of a share of our common stock on the NASDAQ Global Select Market on May 13, 2010, was $25.64. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares.

Q:	When do you expect the merger to be completed?

A:	We currently expect the merger to be completed during our third fiscal quarter of 2010. Nevertheless, the merger is subject to various closing conditions, including the approval of our stockholders and regulatory approvals, and it is possible that the failure to timely meet these closing conditions or other factors outside of our control could require us to complete the merger at a later time or not at all.

Q:	Why am I receiving this proxy statement?

A:	You are receiving this proxy statement because you were one of our stockholders as of [—], 2010, the record date for the special meeting. To complete the merger, our stockholders must vote to adopt and approve of the merger agreement. A copy of the merger agreement is attached to this proxy statement as Annex A. We will submit the merger agreement to our stockholders for adoption and approval at the special meeting described in this proxy statement. You should read the section entitled “The Merger Agreement—The Special Meeting” beginning on page 45.

Q:	When and where will the special meeting of stockholders be held?

A:	The special meeting of stockholders will be held on [—], 2010, starting at 10:00 a.m., local time, at our headquarters, located at 1295 Charleston Road, Mountain View, California 94043.

Q:	What are the proposals that will be voted on at the special meeting?

You will be asked to consider and vote on (i) the adoption and approval of the merger agreement with Visa, (ii) the adjournment or postponement of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement, and (iii) such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

Q:	Who is entitled to attend and vote at the special meeting?

A:	If you owned shares of our common stock as of the close of business on the record date, you are entitled to attend, and to vote at, the special meeting or any adjournment or postponement of the special meeting. [—] shares of our common stock were issued and outstanding as of the record date.

Q:	How many votes are required to adopt the merger agreement?

A:	The adoption and approval of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting in person or by proxy, in accordance with Delaware law.

Q:	How many votes are required to adopt the proposal to adjourn or postpone the special meeting to a later time, if necessary or appropriate, to solicit additional proxies?

A:	The adoption of the proposal to adjourn or postpone the special meeting to a later time, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote thereon.

Q:	How does the CyberSource board of directors recommend that I vote on the proposals?

A:	Our board of directors has determined that entering into the merger agreement and consummating the merger is in the best interests of CyberSource and our stockholders and unanimously recommends that you vote “FOR” the adoption and approval of the merger agreement and “FOR” the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies. You should read the section entitled “The Merger—Reasons for the Merger; Recommendation of the CyberSource Board of Directors” beginning on page 25.

Q:	How are votes counted? Why is my vote important?

A:	Votes will be counted by the inspector of elections appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting in person or by proxy is required under Delaware law to adopt the merger agreement. As a result, the failure to vote or the abstention from voting will have the same effect as a vote “AGAINST” the adoption and approval of the merger agreement.

Because the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting is required to adopt the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies, abstentions will count as a vote “AGAINST” the proposal, but the failure to vote your shares will have no effect on the outcome of the proposal.

Q:	What happens if I return my proxy card but don’t indicate how to vote?

A:	If you properly sign your proxy card, but do not include instructions on how to vote, your shares will be voted “FOR” the adoption and approval of the merger agreement and “FOR” the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies.

Q:	What happens if I don’t return a proxy card at all?

A:	Not returning your proxy card will have the same effect as voting against the adoption and approval of the merger agreement. Not returning your proxy card will not have any impact on the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this proxy statement, including the annexes and the other documents referred to in this proxy statement, please vote your shares as described below. You have one vote for each share of our common stock you own as of the record date.

Q:	How do I vote if I am a stockholder of record?

A:	You may vote:

•	by using the telephone voting instructions printed on your proxy card;

•	by using the Internet voting instructions printed on your proxy card;

•	by completing, signing and dating each proxy card you receive and returning it in the enclosed postage-paid envelope; or

•	in person by appearing at the special meeting.

Voting via the Internet, by telephone or by mailing in your proxy card will not prevent you from voting in person at the special meeting. You are encouraged to submit a proxy by mail, via the Internet or by telephone even if you plan to attend the special meeting in person, to ensure that your shares of our common stock are present in person or represented at the special meeting.

If you give your proxy, but do not indicate how you wish to vote, your shares will be counted “FOR” the proposal to adopt the merger agreement and “FOR” the adoption of the proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies. With respect to any other matter that properly comes before the special meeting, shares present in person or represented by all proxies received by us will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in their proxies.

Q:	How do I vote if my shares are held by my brokerage firm, bank, trust or other nominee?

A:	If your shares are held in a brokerage account or by another nominee, such as a bank or trust, then the brokerage firm, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. Nevertheless, you still are considered to be the beneficial owner of those shares, with your shares being held in “street name.” “Street name” holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank, trust or other nominee how to vote their shares. Your brokerage firm, bank, trust or other nominee will only be permitted to vote your shares for you at the special meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct them to vote your shares. If you wish to vote in person at the special meeting, you must bring a proxy from your brokerage firm, bank, trust or other nominee authorizing you to vote at the special meeting.

In addition, because any shares you may hold in “street name” will be deemed to be held by a different stockholder than any shares you hold of record, shares held in “street name” will not be combined for voting purposes with shares you hold of record. To be sure your shares are voted, you should instruct your brokerage firm, bank, trust or other nominee to vote your shares. Shares held by a corporation or business entity must be voted by an authorized officer of the entity.

Q:	What constitutes a quorum for the special meeting?

A:

The presence, in person or by proxy, of stockholders representing the holders of a majority of the shares of our common stock entitled to vote at the special meeting will constitute a quorum for the special meeting. If you are a stockholder of record and you submit a properly executed proxy card, vote by telephone or via the Internet or vote in person at the special meeting, then your shares will be counted as part of the quorum. If you are a “street name” holder of shares and you provide your brokerage firm, bank, trust or other nominee with instructions as to how to vote your shares or obtain a legal proxy from such broker or nominee to vote your shares in person at the special meeting, then your shares will be counted as part of the quorum. All shares of our common stock held by stockholders that are present in person or represented by proxy and entitled to vote at the special meeting, regardless of how such shares are voted or whether such stockholders abstain from voting, will be counted in determining the presence of a quorum.

Q:	What does it mean if I receive more than one proxy?

A:	If you receive more than one proxy, it means that you hold shares that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive or vote by telephone or via the Internet by using the different control number(s) on each proxy card.

Q:	May I change my vote after I have delivered my proxy?

A:	Yes. If you are the stockholder of record of our common stock, you have the right to change or revoke your proxy at any time before the vote being taken at the special meeting:

•	by delivering to our Secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•	by signing and delivering a new proxy, relating to the same shares of our common stock and bearing a later date; or

•	by submitting another proxy by telephone or via the Internet.

Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

CyberSource Corporation

1295 Charleston Road

Mountain View, California 94043

Attn: Secretary

If you are a “street name” holder of our common stock, you should contact your brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke your proxy.

Q	Who will bear the cost of this solicitation?

A:	The expenses of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by the Company. The Company will, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding material to the beneficial owners of shares held of record by others. Additional solicitation may be made by telephone, facsimile or other contact by certain directors, officers or employees of the Company, none of whom will receive additional compensation therefor.

Q:	Should I send in my stock certificates now?

A:

No. After the merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of our common stock for the merger consideration. If your shares are held in “street name” by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee as to how to effect the surrender of your “street name” shares in exchange for the merger consideration. PLEASE DO NOT SEND IN YOUR CERTIFICATES NOW.

Q:	What happens if I sell my shares of CyberSource common stock before the special meeting?

A:	The record date for stockholders entitled to vote at the special meeting is earlier than the date of the special meeting and the expected closing date of the merger. If you transfer your shares of our common stock after the record date but before the special meeting, you will, unless special arrangements are made, retain your right to vote at the special meeting but will transfer the right to receive the merger consideration to the person to whom you transfer your shares. In addition, if you sell your shares prior to the special meeting or prior to the effective time of the merger, you will not be eligible to exercise your appraisal rights in respect of the merger. For more information regarding appraisal rights, see “Appraisal Rights” beginning on page [—]. In addition, a copy of Section 262 of the DGCL is attached as Annex C to this proxy statement.

Q:	Am I entitled to appraisal rights in connection with the merger?

A:	Stockholders are entitled to appraisal rights under Section 262 of the General Corporation Law of the State of Delaware (which we refer to herein as the DGCL), provided they satisfy the special criteria and conditions set forth in Section 262 of the DGCL. For more information regarding appraisal rights, see “Appraisal Rights” beginning on page 63. In addition, a copy of Section 262 of the DGCL is attached as Annex C to this proxy statement.

Q:	What are the material federal income tax consequences of the merger to me?

A:	The receipt of cash for shares of our common stock pursuant to the merger will be a taxable transaction for United States federal income tax purposes. In general, for United States federal income tax purposes, a holder of our common stock will recognize gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received in the merger and (ii) the holder’s adjusted tax basis in the shares. Because your individual circumstances may differ, we recommend that you consult your own tax advisor to determine the particular tax effects of the merger to you (including the application and effect of any state, local or foreign income and other tax laws). See “The Merger—Material United States Federal Income Tax Consequences of the Merger” beginning on page 40.

Q:	Who can answer further questions about the merger?

A:	For additional questions about the merger, assistance in submitting proxies or voting shares of our common stock, or additional copies of the proxy statement or the enclosed proxy card, please contact us or our proxy solicitor at:

CyberSource Corporation

1295 Charleston Road

Mountain View, California 94043

Attn: Investor Relations

Phone: (650) 965-6000

Email: krymill@cybersource.com

[Name of Proxy Solicitor]

[Address]

Stockholders May Call Toll-Free: [            ]

Banks and Brokers May Call Collect: [            ]

If your brokerage firm, bank, trust or other nominee holds your shares in “street name,” you should also call your brokerage firm, bank, trust or other nominee for additional information.

SUMMARY

The following summary highlights information in this proxy statement and may not contain all the information that is important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement. We sometimes make reference to CyberSource Corporation and its subsidiaries in this proxy statement by using the terms “CyberSource,” “we,” “our” or “us.” Each item in this summary includes a page reference directing you to a more complete description of the item in this proxy statement.

The Merger (Page 22)

The Agreement and Plan of Merger, dated as of April 20, 2010, which we refer to herein as the merger agreement, among Visa Inc., a Delaware corporation, Market St. Corp., a Delaware corporation and wholly owned subsidiary of Visa, and CyberSource, provides that Market St. Corp. will merge with and into CyberSource. As a result of the merger, we will become a wholly owned subsidiary of Visa. Upon completion of the proposed merger, shares of our common stock will no longer be listed on any stock exchange or quotation system. At the effective time of the merger, each outstanding share of our common stock will be automatically converted into the right to receive $26.00 in cash, without interest and less applicable withholding taxes (other than shares of our common stock held by any holder who has properly exercised appraisal rights of such shares in accordance with Section 262 of the DGCL, as described in this proxy statement). We refer to this amount in this proxy statement as the merger consideration.

At the effective time of the merger, any shares of our capital stock owned by us or any of our subsidiaries will be canceled and extinguished without any conversion thereof and no merger consideration will be paid by Visa with respect to such shares.

The Special Meeting (Page 18)

Date, Time and Place. The special meeting will be held on [—], 2010, starting at 10:00 a.m. local time, at our headquarters located at 1295 Charleston Road, Mountain View, California 94043.

Purpose. You will be asked to consider and vote upon (i) the adoption and approval of the merger agreement, (ii) the adjournment or postponement of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement, and (iii) such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

Record Date and Quorum. You are entitled to vote at the special meeting if you own shares of our common stock at the close of business on the record date for the special meeting. You will have one vote for each share of our common stock that you own on the record date. As of the record date, there were [—] shares of our common stock issued and outstanding and entitled to vote. A majority of our common stock issued, outstanding and entitled to vote at the special meeting constitutes a quorum for the purpose of the special meeting. In the event that a quorum is not present at the special meeting, the meeting may be adjourned or postponed to solicit additional proxies.

Vote Required. The adoption and approval of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock that are entitled to vote at the special meeting, in person or by proxy at the special meeting, according to Delaware law. Approval of any proposal to adjourn or postpone the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the matter.

Voting and Proxies. Any stockholder of record entitled to vote at the special meeting may submit a proxy by telephone, via the Internet, by returning the enclosed proxy card by mail, or by voting in person at the special meeting. If you do not return your proxy card, submit your proxy by phone or via the Internet or attend the special meeting, your shares of our common stock will not be voted, which will have the same effect as a vote “AGAINST” the adoption and approval of the merger agreement. Even if you plan to attend the special meeting, if you hold your shares of our common stock in your own name as the stockholder of record, please vote your shares by completing, signing, dating and returning the enclosed proxy card or by using the telephone number printed on your proxy card or by using the Internet voting instructions printed on your proxy card.

If you give your proxy, but do not indicate how you wish to vote, your shares will be voted “FOR” the proposal to adopt the merger agreement and “FOR” the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies, if applicable.

If your shares of our common stock are held in “street name,” you should instruct your brokerage firm, bank, trust or other nominee on how to vote such shares of common stock using the instructions provided by your broker or nominee. If your shares of our common stock are held in “street name,” you must obtain a legal proxy from such nominee in order to vote in person at the special meeting. If you fail to provide your nominee with instructions on how to vote your shares of our common stock, your nominee will not be able to vote such shares at the special meeting. Because the adoption and approval of the merger agreement requires an affirmative vote of the holders of a majority of the outstanding shares of our common stock for approval, the failure to provide your nominee with voting instructions will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.

Because the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented at the special meeting and entitled to vote thereon, and because your brokerage firm, bank, trust or other nominee does not have discretionary authority to vote on the proposal, the failure to instruct your nominee with voting instructions on how to vote your shares will have no effect on the approval of that proposal.

Revocability of Proxy. Any holder of record of our common stock may revoke his or her proxy at any time, unless noted below, before it is voted at the special meeting by any of the following actions:

•	delivering to our Secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•	signing and delivering a new proxy, relating to the same shares of our common stock and bearing a later date; or

•	by submitting another proxy by telephone or via the Internet.

Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

CyberSource Corporation

1295 Charleston Road

Mountain View, California 94043

Attn: Secretary

If you are a “street name” holder of our common stock, you may change your vote by submitting new voting instructions to your brokerage firm, bank, trust or other nominee. You must contact your nominee to obtain instructions as to how to change or revoke your proxy.

The Companies (Page 21)

CyberSource. We provide electronic payment and risk management solutions to organizations that process orders for goods and services over the Internet. We are headquartered in Mountain View, California, and have sales and service offices in Japan, Singapore, the United Kingdom, and other locations in the United States including Bellevue, Washington and American Fork, Utah. Our principal executive offices are located at 1295 Charleston Road, Mountain View, California 94043, and our telephone number is (650) 965-6000. See also “Where You Can Find More Information” on page 70. Our common stock is publicly traded on the NASDAQ Global Select Market under the symbol CYBS.

Visa. Visa Inc. is a global payments technology company that connects consumers, businesses, financial institutions and governments in more than 200 countries and territories to fast, secure and reliable digital currency. Visa’s principal executive offices are located at P.O. Box 8999, San Francisco, CA 94128-8999, and its telephone number is (415) 932-2100. Visa common stock is publicly traded on the New York Stock Exchange under the symbol V.

Market St. Corp. Market St. Corp., a wholly owned subsidiary of Visa, was formed solely for the purpose of facilitating Visa’s acquisition of CyberSource. Market St. Corp. has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Upon consummation of the proposed merger, Market St. Corp. will merge with and into CyberSource and will cease to exist. Market St. Corp.’s principal executive offices are located at P.O. Box 8999, San Francisco, CA 94128-8999, and its telephone number is (415) 932-2100.

Reasons for the Merger (Page 25)

In reaching its decision to adopt and approve, and declare advisable, the merger agreement, the merger and the other transactions contemplated by the merger agreement, our board of directors consulted with our management, as well as our financial and legal advisors, and considered a number of factors that the board members believed supported their decision. In particular, our board of directors reviewed the strategic alternatives available to us, including remaining as a standalone public company, and concluded that the merger and the merger agreement reflected the highest value reasonably attainable for our stockholders.

Recommendation of the CyberSource Board of Directors (Page 25)

Our board of directors has determined that entering into the merger agreement and consummating the merger is in our best interest and the best interest of our stockholders and unanimously recommends that you vote “FOR” the adoption and approval of the merger agreement. Our board of directors also recommends that our stockholders vote “FOR” the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies.

Opinion of CyberSource’s Financial Advisor (Page 30)

Goldman, Sachs & Co., which we refer to herein as Goldman Sachs, delivered its written opinion to our board of directors that, as of April 20, 2010, and based upon and subject to the factors and assumptions set forth therein, the merger consideration to be paid to the holders (other than Visa and its affiliates) of shares of our common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated April 20, 2010, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. Goldman Sachs provided its opinion for the information and assistance of our board of directors in connection with its consideration of the merger. Goldman Sach’s written opinion does not constitute a recommendation as to how any holder of our common stock should vote with respect to the merger or any other matter.

Treatment of Stock Options and Other Awards (Page 44)

Stock Options. All options to purchase shares of our common stock that are vested immediately prior to the effective time of the merger (after giving effect to any acceleration of vesting due to the merger) and have a per share exercise price less than $26.00 will be automatically canceled and converted, upon the consummation of the merger, into the right to receive an amount of cash (without interest and less any applicable tax withholdings) equal to the product of (i) the number of shares of our common stock as to which such stock option was vested and exercisable immediately prior to the effective time of the merger (giving effect to any acceleration of vesting due to the merger), multiplied by (ii) the excess of $26.00 over the exercise price of such option immediately prior to the effective time of the merger.

All options to purchase shares of our common stock that (i) are unvested and held by individuals who are not employees immediately prior to the effective time of the merger or (ii) have a per share exercise price equal to or in excess of $26.00, regardless of whether such shares are vested or unvested or held by employees or non-employees, will be terminated without the holder thereof receiving any consideration.

All options to purchase shares of our common stock that are unvested and held by individuals who are employees immediately prior to the effective time of the merger will terminate and each such outstanding stock option will be substituted for an option, issued under Visa’s 2007 Equity Incentive Compensation Plan, to purchase that whole number of Visa common stock equal to the product of (i) the number of shares of our common stock that were issuable upon the exercise of such option immediately prior to the effective time of the merger, multiplied by (ii) the ratio (which we refer to herein as the option ratio) of $26.00 to the value of the closing price for a share of Visa common stock as determined on the trading day immediately prior to the closing date of the merger, rounded down to the nearest whole number of shares of Visa common stock. The per share exercise price for shares of Visa common stock issuable upon exercise of such Visa stock option will be equal to the quotient determined by dividing (x) the exercise price per share of our common stock at which the applicable option was exercisable immediately prior to the effective time of the merger by (y) the option ratio, rounded up to the nearest whole cent. Visa may, at its sole discretion, choose to treat any unvested options held by any party, in lieu of the aforementioned substitution for options to purchase shares of Visa common stock, as vested options and cash them out, as described in the second preceding paragraph, provided that Visa determines to exercise its right to cash out such options no later than five days prior to the effective time of the merger.

Employee Stock Purchase Plan. We will take all actions necessary to terminate, and ensure that no participants have any rights under, our ESPP as of the closing date of the merger. If any offering period under the ESPP is in progress prior to such termination, we will ensure that such offering period will end prior to such termination, and that each participant’s accumulated contributions for such offering period are applied towards the purchase of our common stock immediately prior to such termination unless the participant has previously withdrawn from such offering period in accordance with the ESPP.

Material United States Federal Income Tax Consequences of the Merger (Page 40)

The receipt of cash for shares of our common stock pursuant to the merger will be a taxable transaction for United States federal income tax purposes. In general, for United States federal income tax purposes, a holder of our common stock will recognize gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received in the merger and (ii) the holder’s adjusted tax basis in the shares. Stockholders should consult their tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the merger.

Interests of CyberSource’s Directors and Executive Officers in the Merger (Page 37)

Our directors and executive officers have economic interests in the merger that are different from, or in addition to, the interests of our stockholders. Our executive officers are each a party to an executive retention agreement with us that provides severance and other benefits in the case of qualifying separations from service in connection with a change in control, which includes consummation of the merger. William S. McKiernan, our executive chairman and founder, will become an executive advisor to Visa following the consummation of the merger. Visa has agreed, and has agreed to cause the surviving corporation, to honor our obligations pursuant to an indemnification agreement, with our executive officers and directors following the consummation of the merger and, for a period of six years from the consummation of the merger and subject to certain limitations, has agreed to cause the surviving corporation to maintain directors’ and officers’ liability insurance covering our directors and officers. Our directors will receive full lapsing of the repurchase right on all unvested shares of our common stock held by them immediately prior to the consummation of the merger in accordance with the terms of their individual option grant agreements. Our board of directors was aware of and considered these interests, among other matters, in reaching its decision to adopt and approve, and declare advisable, the merger agreement, the merger and the other transactions contemplated by the merger agreement.

Common Stock Ownership of Directors and Executive Officers (Page 68)

As of the record date for the special meeting, our directors and executive officers beneficially owned in the aggregate approximately [—] shares of our common stock entitled to vote at the special meeting, representing approximately [—]% of our outstanding common stock as of the record date for the special meeting.

Appraisal Rights (Page 63)

Under Delaware law, our stockholders who do not vote in favor of adoption and approval of the merger agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for such an appraisal prior to the vote on the merger agreement and comply with the other Delaware law procedures explained in this proxy statement.

Conditions to the Merger (Page 58)

Conditions to Each Party’s Obligations. Each party’s obligation to consummate the merger is subject to the satisfaction of the following mutual conditions:

•

we shall have received the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting in person or by proxy to adopt and approve the merger agreement;

•	no governmental entity shall have enacted or otherwise promulgated any law or regulation that makes the proposed merger transaction illegal or prohibits the consummation of the merger;

•	all applicable waiting periods, including any extensions, under the HSR Act, relating to the merger transaction have expired or earlier terminated; and

•	there are no pending or threatened actions or proceedings asserted by a governmental entity or other party challenging the legality of, or otherwise seeking to delay or prohibit, the merger.

Conditions to CyberSource’s Obligations. Our obligation to consummate the merger is subject to the satisfaction or waiver of the following additional conditions:

•

the representations and warranties made by Visa and Market St. Corp. in the merger agreement are true and correct in all material respects when made and as of the closing date, other than breaches of the representations and warranties that do not materially impede the authority of Visa or Market St. Corp. to consummate the merger transaction in accordance with applicable law;

•

Visa and Market St. Corp. shall have performed and complied in all material respects with all of the covenants under the merger agreement that are required to be performed by them on or prior to the closing date; and

•	we shall have received a certificate signed by Visa on behalf of Visa and Market St. Corp., certifying that the conditions set forth in the preceding two bullet points have been satisfied.

Conditions to Visa’s and Market St. Corp.’s Obligations. The obligation of Visa and Market St. Corp. to consummate the merger is subject to the satisfaction or waiver of the following additional conditions:

•

the representations and warranties that we made in the merger agreement are true and correct in all respects when made and as of the closing date, other than breaches of the representations and warranties that would not reasonably be expected to have a material adverse effect on us;

•	we have performed and complied in all material respects with all of the covenants under the merger agreement that are required to be performed by us on or prior to the closing date;

•	no event has occurred or continued after the execution of the merger agreement that has or would reasonably be expected to have a material adverse effect on us; and

•	Visa and Market St. Corp. shall have received a certificate signed by us, certifying that the conditions set forth in the preceding three bullet points have been satisfied.

No Solicitations (Page 51)

Immediately upon signing of the merger agreement, we agreed to cease any activities, discussions or negotiations with any third parties conducted prior to signing of the merger agreement with respect to any proposal that is or could reasonably be expected to lead to an acquisition proposal. In addition, subject to certain exceptions described below, we agreed not to:

•	solicit, initiate, or knowingly take any action to encourage or facilitate the submission of an acquisition proposal;

•

conduct or engage in any discussions or negotiations regarding, or furnish to any party any non-public information relating to us or any of our subsidiaries to, or knowingly assist, participate in, or facilitate or encourage any effort by, any party other than Visa, Market St. Corp. or any direct or indirect subsidiary of Visa that has expressed an intention to make, or has made, an acquisition proposal;

•	approve, endorse, recommend, make or authorize any statement, recommendation or solicitation in support of any acquisition proposal;

•

withdraw, amend or modify in a manner adverse to Visa, or propose to withdraw, amend or modify in a manner adverse to Visa the recommendation of our board of directors in favor of the adoption and approval of the merger agreement by our stockholders;

•

execute or enter into any letter of intent or similar document or any contract, agreement, or commitment (i) requiring that we abandon, terminate or fail to consummate the merger or breach our obligations under the merger agreement or (ii) contemplating or otherwise relating to any proposal that is or could reasonably be expected to lead to an acquisition proposal; or

•

terminate, amend or waive any material rights under (or fail to enforce by seeking an injunction or by seeking to specifically enforce the material terms of) any “standstill” or other similar agreement between us or any of our subsidiaries and any other party, except in the case of any of the foregoing to the extent specifically permitted under the merger agreement.

Notwithstanding these restrictions, prior to adoption and approval of the merger agreement by our stockholders, our board of directors may participate or engage in discussions or negotiations with, or furnish non-public information to, any person that has made an unsolicited written acquisition proposal, but only if:

•	our board of directors determines in good faith, after consultation with financial advisors and outside counsel, that such proposal is or is reasonably likely to result in a superior offer;

•

prior to delivery of the non-public information to, or entering into negotiations with, the person making the proposal, we receive from such person a confidentiality agreement with terms substantially similar to the CDA (as defined below on page 23) but in any event, no less restrictive to such person than the CDA is with respect to Visa;

•	we provide any non-public information to such person and Visa contemporaneously;

•

our board of directors reasonably determines in good faith, after consultation with its outside legal counsel, that the failure to engage such person regarding such proposal would be reasonably likely to result in a breach of the board of directors’ fiduciary duties to our stockholders under applicable law; and

•	we have not breached the no solicitation provisions contained in the merger agreement.

Our board of directors has agreed to unanimously recommend that our stockholders vote in favor of the adoption and approval of the merger agreement at the special meeting. Our board of directors may, however, effect a change of recommendation, prior to the adoption and approval of the merger agreement by our stockholders, in response to the receipt of an unsolicited, bona fide written acquisition proposal that our board of directors determines, in good faith after consultation with our financial advisors and outside legal counsel, is a superior offer that has not been withdrawn and that has not been matched by Visa following our compliance with the conditions, notice and other procedures for a change of recommendation specified in the merger agreement.

Termination of the Merger Agreement (Page 59)

Visa and CyberSource may terminate the merger agreement by mutual written consent at any time before the consummation of the merger. In addition, either we or Visa may terminate the merger agreement before the consummation of the merger if:

•

the merger is not consummated by January 20, 2011 (this date shall be extended to April 20, 2011, if the failure to consummate the merger is due to the failure to satisfy the condition that all applicable waiting periods under the HSR Act relating to the merger transaction have expired or earlier terminated), which we refer to herein as the end date, provided that this termination scenario is not available to a party whose willful or intentional breach of the merger agreement delays the consummation of the merger;

•	a governmental entity issues a order, decree, or other such action to permanently enjoin the consummation of the merger and such action is final and non-appealable; or

•

we fail to obtain the required vote of our stockholders to adopt and approve the merger agreement, provided that this termination scenario is not available to us if the failure to obtain the requisite stockholder approval is due to our material breach of the merger agreement.

Visa may also terminate the merger agreement if:

•

prior to the adoption and approval of the merger agreement by our stockholders, (i) any of the following “triggering events” occur: our board of directors withdraws or modifies in a manner adverse to Visa its recommendation in favor of the adoption and approval of the merger agreement by stockholders (other than any change in the board of directors’ recommendation under clause (ii)), we fail to include, for any reason other than an intervening event, in the definitive proxy statement the recommendation of our board of directors in favor of the adoption of the merger agreement by our stockholders; our board of directors approves or recommends an acquisition proposal by a third party, we enter into a letter of intent or agreement relating to superior offer, we breach certain requirements relating to making recommendations to our stockholders and considering acquisition proposals; or (ii) our board of directors withdraws or modifies in a manner adverse to Visa its recommendation in favor of the adoption and approval of the merger agreement by stockholders due to certain material changes in facts and circumstances (unrelated to any acquisition proposal);

•

there is a breach of our representations and warranties or any material covenant or agreement under the merger agreement, in each case, only if such breach would cause the closing conditions related to the truthfulness and correctness of our representations and warranties and the closing condition related to our compliance with our obligations under the merger agreement to become incapable of being satisfied or, if curable, if such breach is not cured within 30 days after notice is provided by Visa to us; or

•	any event has occurred that has or could reasonably be expected to have a material adverse effect on us.

We may also terminate the merger agreement if (and in the case of the second bullet point below, only prior to stockholder adoption and approval of the merger agreement):

•

there is a breach of Visa’s representations and warranties or any material covenant or agreement under the merger agreement, in each case, only if such breach would cause the closing conditions related to the truthfulness and correctness of Visa’s representations and warranties and the closing condition related to Visa’s compliance with its obligations under the merger agreement to become incapable of being satisfied or, if curable, if such breach is not cured within 30 days after notice is provided by us to Visa; or

•	we have entered into a binding agreement for a superior offer and have paid Visa the termination fees required under the merger agreement. See “Summary—Termination Fee and Expenses” below.

Termination Fees and Expenses (Page 60)

Under the merger agreement, we are required to pay Visa a termination fee of $65 million in the following circumstances:

•

if Visa terminates the merger agreement because any of the triggering events described above in “Summary—Termination of the Merger Agreement” occurs, then we must pay to Visa the termination fee no later than two business days after the date Visa terminates the merger agreement;

•

if we terminate the merger agreement because we enter into a binding agreement relating to a superior offer (as described above in “Summary—Termination of the Merger Agreement”); however, in this instance, the termination fee must be paid prior to termination of the merger agreement;

•

if Visa terminates the merger agreement because our board of directors withdraws or modifies in a manner adverse to Visa its recommendation in favor of the adoption and approval of the merger agreement by our stockholders due to a change in the material facts and circumstances of CyberSource (unrelated to any acquisition proposal), then we must pay to Visa the termination fee no later than two business days after the date Visa terminates the merger agreement; or

•	if one of the following events occur:

¡	either Visa or we terminate the merger agreement because the merger has not been consummated by the end date;

¡	either Visa or we terminate the merger agreement because we failed to obtain the required vote of our stockholders to adopt and approve the merger agreement; or

¡

Visa terminates the merger agreement because we willfully and materially breach the representations, warranties, covenants or agreements in the merger agreement and we do not timely cure such breach, as provided in the merger agreement;

and (i) prior to the termination of the merger agreement, there was public disclosure (or disclosure to any member of our board of directors or any of our officers) of any acquisition proposal of us, and (ii) we enter into a definitive agreement or letter of intent, or consummate an acquisition, with any third party within 12 months following the termination of the merger agreement, then we must pay to Visa the termination fee no later than two business days after the date we enter into such definitive agreement or letter of intent or consummate such acquisition.

For purposes of the merger agreement, an “acquisition” means any of the following transactions:

•

a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving us pursuant to which our stockholders immediately preceding the transaction hold less than 50% of the aggregate equity interests in the surviving or resulting entity or such surviving entity’s parent company;

•	a sale or other disposition by us of more than 50% of our assets, based on the fair market value of our business immediately prior to such sale; or

•

the acquisition by any person or group, directly or indirectly, of beneficial ownership (or a right to acquire beneficial ownership) of our shares that represent in excess of 50% of our voting power at the time of such purchase.

Regulatory Approvals (Page 42)

Under the provisions of the HSR Act, the merger may not be completed until notification and report forms have been filed with the Antitrust Division of the United States Department of Justice, which we refer to herein as the Antitrust Division, and the Federal Trade Commission, which we refer to herein as the FTC, by Visa and us and all applicable waiting periods have expired or been terminated. Both we and Visa have filed our respective notification and report forms with the Antitrust Division and the FTC under the HSR Act.

Consummation of the Merger

We currently expect the merger to be completed during our third fiscal quarter of 2010. However, we cannot predict the exact timing of the consummation of the merger and whether the merger will be consummated. In order to consummate the merger, CyberSource’s stockholders must adopt the merger agreement and the other closing conditions under the merger agreement, including receipt of certain regulatory approvals, must be satisfied or, to the extent legally permitted, waived.

Current Market Price of Common Stock (Page 62)

The closing sale price of our common stock on the NASDAQ Global Select Market (symbol: CYBS) on May 13, 2010 was $25.64. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement, and the documents to which we refer you in this proxy statement, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward looking, including statements regarding our expectations, objectives, anticipations, estimations, intentions, plans, hopes, beliefs, or strategies regarding the future.

Our forward-looking statements are based on our management’s current views about future events and are subject to risks, uncertainties, and other factors, that could cause actual results to differ materially from those described in the forward-looking statements including, among others:

•

the announcement and the pendency of the merger could cause disruptions in our business, including affecting our relationship with customers, vendors and employees, which could have an adverse effect on our business, financial results and operations;

•

the adoption and approval of the merger agreement by our stockholders or other conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule, if at all;

•

our belief that our and Visa’s businesses will complement each other and that the merger will allow us and Visa to expand our solutions offerings in the United States as well as other geographical locations, increase our global brand and market, and develop and deliver new innovative solutions at a faster rate than if we remained a standalone entity;

•	our belief that the business reputation of Visa and its management in addition to its substantial financial resources will enable us to complete the merger in an orderly manner;

•	our and Visa’s ability to satisfy closing conditions relating to the transaction and obtain governmental approvals of the merger on the proposed terms and schedule;

•	our belief that other than approvals under the HSR Act, no additional material governmental filings are required with respect to the merger;

•	the outcome of any legal proceedings instituted against us and others relating to the merger agreement;

•	our belief that the individuals who are employed by us at the time the merger is completed will continue to be employees of us, as the surviving corporation in the merger;

•

the potential adverse effect on our business and operations because of certain covenants we agreed to in the merger agreement, including the requirement that we pay Visa a termination fee of $65 million upon the occurrence of certain events, changes or circumstances that could give rise to the termination of the merger agreement;

•	the amount of the costs, fees, expenses and charges related to the merger; and

•	our expectation that the merger will be completed after all conditions to the merger in the merger agreement are satisfied or waived and that the merger will be completed in our third quarter of 2010.

All forward-looking statements included in this proxy statement are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Some of the factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the following possibilities:

•	the timing of the completion of the proposed merger may be materially delayed or prohibited;

•	general economic or industry conditions or conditions in securities markets may be less favorable than anticipated;

•	governmental regulations that we and Visa are currently unaware of may materially affect the closing of the merger or other merger-related expectations;

•	the risk that our business will not be successfully integrated with Visa’s business; or

•	certain delays regarding the closing of the merger that we and Visa are currently unaware of.

In addition, we are subject to risks and uncertainties and other factors detailed in our annual report on Form 10-K for the fiscal year ended December 31, 2009, filed February 26, 2010, as amended by our Form 10-K/A, filed on April 30, 2010, both with the Securities and Exchange Commission, which we refer to herein as the SEC, and our quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2010, filed with the SEC on May 7, 2010, which should be read in conjunction with this proxy statement. See “Where You Can Find More Information” on page 70.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting to be held on [—], 2010, starting at 10:00 a.m., local time, at our principal executive offices located at 1295 Charleston Road, Mountain View, California 94043, or at any postponement or adjournment thereof. The purpose of the special meeting is for our stockholders to consider and vote on adoption and approval of the merger agreement and to approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies. Our stockholders must adopt and approve the merger agreement in order for the merger to occur. If our stockholders fail to adopt the merger agreement, the merger will not occur. A copy of the merger agreement is attached to this proxy statement as Annex  A. You are urged to read the merger agreement in its entirety.

Record Date and Quorum

We have fixed the close of business on [—], 2010 as the record date for the special meeting, and only holders of record of our common stock on the record date are entitled to vote at the special meeting. As of the record date, there were [—] shares of our common stock outstanding and entitled to vote. Each share of our common stock entitles its holder to one vote on all matters properly coming before the special meeting.

A majority of the shares of our common stock issued, outstanding and entitled to vote at the special meeting constitutes a quorum for the purpose of considering the proposals. Shares of our common stock held by stockholders present in person or represented at the special meeting but not voted, including shares of our common stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. In the event that a quorum is not present at the special meeting, the special meeting may be adjourned or postponed to solicit additional proxies.

Vote Required for Approval

You may vote FOR or AGAINST, or you may ABSTAIN from voting on, the proposal to adopt and approve the merger agreement. Consummation of the merger requires the adoption and approval of the merger agreement by the affirmative vote of the holders of a majority of the outstanding shares of our common stock. Therefore, if you abstain or fail to vote, it will have the same effect as a vote “AGAINST” the adoption and approval of the merger agreement.

The adoption of the proposal to adjourn or postpone the special meeting to a later time, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote thereon. Therefore, if you abstain, it will have the same effect as a vote “AGAINST” the adoption of the proposal to adjourn or postpone the special meeting. If you fail to vote, it will have no effect on the outcome of the proposal to adjourn or postpone the special meeting.

As of the record date, our directors and executive officers held and are entitled to vote, in the aggregate, approximately [—] shares of our common stock, representing less than [—]% of our outstanding common stock.

Proxies and Revocation

If you are a stockholder of record of our common stock and you submit a proxy by telephone or via the Internet or by returning a signed and dated proxy card by mail so that it is received by us before the date of or at the special meeting, your shares will be voted at the special meeting as you indicate. If you give your proxy without indicating your vote, your shares will be voted “FOR” the adoption and approval of the merger agreement and “FOR” the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies, and in accordance with the recommendations of our board of directors on any other matters properly brought before the special meeting, or at any adjournment or postponement thereof, for a vote.

If your shares of our common stock are held in “street name,” you will receive instructions from your brokerage firm, bank, trust or other nominee that you must follow in order to have your shares voted. If you have not received such voting instructions or require further information regarding such voting instructions, contact your brokerage firm, bank, trust or other nominee, as the case may be. Brokers who hold shares of our common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. Nevertheless, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine,” such as adoption and approval of the merger agreement, without specific instructions from the beneficial owner. Broker non-votes are shares held by a broker or other nominee that are present in person or represented at the meeting, but with respect to which the broker or other nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. Because it is expected that brokers and other nominees will not have discretionary authority to vote on either proposal, we anticipate that there will not be any broker non-votes in connection with either proposal. If your broker or other nominee holds your shares of our common stock in “street name,” your broker or other nominee will vote your shares only if you provide instructions on how to vote. Please follow the simple directions on the voting instruction form sent to you by your broker or other nominee with this proxy statement.

Proxies received by us at any time before the vote being taken at the special meeting, which have not been revoked or superseded before being voted, will be voted at the special meeting. If you are a stockholder of record of shares of our common stock, you have the right to change or revoke your proxy at any time, unless noted below, before the vote is taken at the special meeting:

•	by delivering to our Secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•	by signing and delivering a new proxy, relating to the same shares of our common stock and bearing a later date; or

•	by submitting another proxy by telephone or via the Internet.

If you are a “street name” holder of our common stock, you may change your vote by submitting new voting instructions to your brokerage firm, bank, trust or other nominee. You must contact your nominee to obtain instructions as to how to change or revoke your proxy.

Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

CyberSource Corporation

Attn: Secretary

1295 Charleston Road

Mountain View, California 94043

Adjournments and Postponements

Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Our bylaws, as amended, provide that any adjournment may be made without notice if announced at the meeting at which the adjournment is taken and if the adjournment is to a date that is not greater than 30 days after the original date fixed for the special meeting and no new record date is fixed for the adjourned meeting. Any signed proxies received by us prior to the special meeting in which no voting instructions are provided on such matter will be voted “FOR” an adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies. Whether or not a quorum exists, holders of a majority of our shares of common stock present in person or represented by proxy and entitled to vote at the special meeting may adjourn the special meeting. Because a majority of the votes present in person or represented at the meeting, whether or not a quorum exists, is required to approve the proposal to adjourn the meeting, abstentions will have the same effect on such proposal as a vote “AGAINST” the proposal. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or postponed.

Solicitation of Proxies

We have retained [—] to assist in the solicitation of proxies for the special meeting for a fee not to exceed $[—], plus reimbursement of reasonable out-of-pocket expenses. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of our common stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses.

Householding of Meeting Materials

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may notify our Investor Relations department at (650) 965-6000 or Investor Relations, CyberSource Corporation, 1295 Charleston Road, Mountain View, California 94043. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within 30 days of our receipt of such revocation.

Questions and Additional Information

If you have questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor, [—], by calling toll-free at [(      )                ] (banks and brokers may call collect at [(      )                )], or by mail at [—].

Availability of Documents

Documents incorporated by reference (excluding exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents) will be provided by first class mail without charge to each person to whom this proxy statement is delivered upon written or oral request of such person. In addition, our list of stockholders entitled to vote at the special meeting will be available for inspection at our principal executive offices at least 10 days prior to the date of the special meeting and continuing through the special meeting for any purpose germane to the meeting; the list will also be available at the meeting for inspection by any stockholder present at the meeting. See “Where You Can Find More Information” on page 70 for more information regarding where you may request any of the documents incorporated by reference in this proxy statement or other information concerning us.

THE COMPANIES

CyberSource

We provide solutions for electronic payment and risk management solutions to organizations that process orders for goods and services over the Internet. Our payment solutions allow eCommerce merchants to accept a wide range of online payment options, from credit cards and electronic checks, to global payment options and emerging payment types. Our risk and compliance management tools address complexities common to online merchants such as credit card fraud, online tax requirements and export controls. Our reporting and management tools facilitate the automation of the flow of complex eCommerce processes such as recurring billing and payment reconciliation. We partner with and connect to a large network of payment processors and other payment service providers to offer merchants a single source solution.

We were founded in 1994 and initially launched software.net, an online software store, and built the payment processing capability to support software.net. In 1996, we created a second business focused on providing payment processing services to third parties and ran two separate business units: the online software store and the payment processing business. On December 31, 1997, the two business units were split into two separate corporations through the spin-off of the payment processing business into a separate corporation initially named Internet Commerce Services Corporation. After the online software store changed its name to software.net Corporation (and later to Beyond.com Corporation), Internet Commerce Services Corporation changed its name to CyberSource Corporation and continues to operate today under that name. CyberSource became a publicly traded company in June of 1999.

CyberSource is a Delaware corporation headquartered in Mountain View, California, and has sales and service offices in Japan, Singapore, the United Kingdom, and other locations in the United States including Bellevue, Washington and American Fork, Utah. Our principal executive offices are located at 1295 Charleston Road, Mountain View, California 94043, and our telephone number is (650) 965-6000. See also “Where You Can Find More Information” on page 70. Our common stock is publicly traded on the NASDAQ Global Select Market under the symbol CYBS.

Visa

Visa, which is a Delaware corporation, is a global payments technology company that connects consumers, businesses, financial institutions and governments in more than 200 countries and territories to fast, secure and reliable digital currency. Visa’s principal executive offices are located at P.O. Box 8999, San Francisco, CA 94128-8999, and its telephone number is (415) 932-2100. Visa common stock is publicly traded on the New York Stock Exchange under the symbol V.

Market St. Corp.

Market St. Corp., which is a Delaware corporation and a wholly owned subsidiary of Visa, was formed solely for the purpose of facilitating Visa’s acquisition of CyberSource. Market St. Corp. has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Upon consummation of the proposed merger, Market St. Corp. will merge with and into CyberSource and will cease to exist. Market St. Corp.’s principal executive offices are located at P.O. Box 8999, San Francisco, CA 94128-8999, and its telephone number is (415) 932-2100.

THE MERGER

This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A and which is incorporated by reference into this proxy statement. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

Background of the Merger

From time to time, we consider companies for strategic relationships to promote our business objectives and strategies. In late 2009, we considered the acquisition of Company A. In early February 2010, it became clear that we needed to make an all-cash offer for Company A if we wanted to continue with the proposed acquisition. Thus, we began exploring a number of financing alternatives to raise the needed cash, including partnering with a private equity fund, selling equity to a strategic investor, or otherwise accessing the public markets through a debt or equity offering in order to make an all-cash offer to acquire Company A.

On February 26, 2010, Carl Pascarella, one of our board members and a former chief executive officer of Visa, met socially with Joe Saunders, Visa’s chief executive officer, and John Partridge, Visa’s chief operating officer, at the Winter Olympics in Vancouver, British Columbia. Mr. Pascarella raised the possibility of Visa partnering with us in some way to acquire Company A. Mr. Partridge indicated an interest in further exploring the subject with us. Based upon a number of factors, including (i) our existing working relationship with Visa, and (ii) the strength of the Visa brand, we believed that Visa was a logical choice as a strategic investor and a more attractive choice than partnering with a private equity fund for the proposed acquisition of Company A.

On February 27, 2010, Mr. Pascarella and William S. McKiernan, our executive chairman and founder, met telephonically with Messrs. Saunders and Partridge regarding the possibility of Visa acquiring a portion of our equity securities to help fund the acquisition of Company A. Messrs. Saunders and Partridge agreed to consider the transaction and agreed to meet on March 1, 2010, to continue the discussions.

On March 1, 2010, Mr. McKiernan and Michael Walsh, our chief executive officer, met with Mr. Saunders to continue discussing Visa’s possible investment to help finance the proposed all-cash acquisition of Company A. Mr. Saunders informed Messrs. McKiernan and Walsh during this meeting that, rather than making an investment in us, Visa was interested in acquiring CyberSource outright. Messrs. McKiernan and Walsh informed Mr. Saunders that they were not prepared to discuss such a transaction and asked Mr. Saunders to further consider joining us in our bid to acquire Company A.

On March 2, 2010, Mr. McKiernan called a special telephonic meeting of our board of directors to update the board on the meeting with Visa from the previous day and other strategic investment discussions with various private equity funds. Mr. McKiernan informed our board of directors of Visa’s verbal expression of interest in acquiring us. Our board of directors agreed that there was a strategic rationale for the combination of the two companies, which would benefit customers, partners and employees. Nevertheless, because our board of directors believed that we were still in the early stages of our business and that our stockholders stood to gain additional upside in the value of our common stock as the business continued, our board of directors concluded that the acquisition by Visa would only be feasible if Visa’s purchase price included a premium to compensate for the potential upside to our stockholders. Our board of directors authorized our executive team to continue discussions with Visa regarding both the strategic partnership to acquire Company A and the possible acquisition of us.

Later that day, Mr. McKiernan had a phone conference with Mr. Saunders. During the conference, Mr. Saunders expressed that Visa would prefer to acquire us, rather than make a strategic investment or assist in the acquisition of Company A. Mr. McKiernan expressed the position taken by our board of directors that an acquisition would only be feasible if Visa’s proposed acquisition price reflected compensation for the upside that our board of directors believed our stockholders stood to gain in the coming years. Mr. Saunders indicated that he was going to have further discussion with the Visa board of directors and executive management team and hoped to come back with a proposal concerning a price to acquire CyberSource.

On March 3, 2010, Mr. Saunders contacted Mr. McKiernan, stating that Visa was prepared to offer a proposed acquisition price that represented an approximate premium range between 35% and 40% over that day’s closing price of our common stock on the Nasdaq Global Select Market but would require that we agree to an exclusive period with Visa to negotiate the terms of a definitive merger agreement. Mr. Saunders also indicated that Visa would need to reaffirm the price following financial due diligence. Mr. Saunders further indicated to Mr. McKiernan that Visa valued our existing employees and was prepared to move very quickly to sign the definitive acquisition agreement. We entered into a confidential disclosure agreement, which we refer to herein as the CDA, at that time.

Our board of directors met telephonically on March 5, 2010, to discuss Visa’s acquisition offer. During the meeting, Mr. McKiernan reviewed the discussions with Visa to date. Representatives of Reed Smith LLP, our outside legal counsel, reviewed with our board of directors their fiduciary duties in this context. Representatives of Goldman Sachs, our financial advisor for the proposed transaction, reviewed its preliminary financial analysis of the proposed transaction. Our board of directors then engaged in a full discussion with representatives of Reed Smith and Goldman Sachs regarding the potential transaction, including possible strategies to elicit a higher acquisition bid from Visa and the potential benefits and detriments of soliciting interest from other potential acquirors while negotiating the price and other terms of the proposed transaction with Visa. After full discussion and deliberation, our board of directors acknowledged that, in their collective opinion, the proposed price represented a significant premium. Nonetheless, our board of directors agreed that the appropriate strategy was to attempt to increase the proposed premium to 50% over the closing price of our common stock on the Nasdaq Global Select Market as of March 3, 2010, and use the requested exclusivity period as leverage to try to obtain that higher premium. Our board of directors authorized our executive team to proceed with negotiations with Visa on that basis.

After the board meeting on March 5, 2010, Mr. McKiernan contacted Mr. Saunders by telephone to discuss the proposed acquisition price by Visa. Mr. McKiernan indicated to Mr. Saunders that, in order for our board of directors to proceed with negotiations on an exclusive basis, the acquisition price needed to be a 50% premium over the closing price of our common stock as of March 3, 2010, or $28.00 per share. Mr. Saunders indicated that he understood our counter proposal and would respond by March 8, 2010.

On March 7, 2010, representatives from Visa’s financial advisor, J.P. Morgan Chase & Co., contacted representatives of Goldman Sachs to confirm the message delivered by us to Visa the previous day that in order for our board of directors to proceed with negotiations on an exclusive basis, the acquisition price needed to be $28.00 per share.

On March 8, 2010, representatives from J.P. Morgan contacted representatives of Goldman Sachs and indicated that Visa was firm on its proposed acquisition price, which was the equivalent of $26.00 per share, and in order to offer a higher price, Visa needed to perform financial due diligence to determine if a higher price was justified.

Between March 8, 2010, and March 12, 2010, certain members of our executive team prepared for the scheduled in-person due diligence sessions with Visa the following week.

For a two-day period beginning on March 15, 2010, the respective management teams of Visa and CyberSource, as well as representatives of Goldman Sachs, J.P. Morgan, Reed Smith and Skadden, Arps, Slate, Meagher & Flom, LLP, outside legal counsel to Visa, which we refer to herein as Skadden, met at the offices of J.P. Morgan with the principal purpose of Visa conducting in-person due diligence related to the possible acquisition of CyberSource.

On March 22, 2010, our board of directors met in a regularly scheduled telephonic meeting. The discussions included, among other things, an update of the status of discussions between our executive management team and the executive management team of Visa. Representatives of Reed Smith and Goldman Sachs participated in the meeting.

On March 23, 2010, we formally engaged Goldman Sachs to serve as our financial advisor in connection with the proposed acquisition by Visa.

On March 26, 2010, J.P. Morgan sent to Goldman Sachs a written proposal, draft term sheet and exclusivity agreement in connection with the proposed transaction. Goldman Sachs distributed the materials to our board of directors, certain members of our executive team and Reed Smith. The proposal included a $26.00 per share acquisition price and a termination fee of approximately $80,000,000.

On the morning of March 27, 2010, our board of directors met in a special telephonic meeting to discuss the draft term sheet and exclusivity agreement proposed by Visa. During the meeting, representatives of Reed Smith reviewed with our board of directors its fiduciary duties. Representatives of Goldman Sachs then reported to our board of directors that representatives of J.P. Morgan had indicated that Visa was firm on the $26.00 per share acquisition price. Representatives of Goldman Sachs reviewed with our board of directors its updated preliminary financial analysis of the proposed $26.00 per share price. After full discussion and deliberation, including discussions regarding the draft term sheet and exclusivity agreement, our board concluded that our executive team and representatives of Goldman should again attempt to negotiate an acquisition price in excess of $26.00.

Mr. McKiernan contacted Mr. Saunders later that morning and continued to negotiate the proposed terms and price of the proposed transaction. Representatives of Goldman Sachs also contacted representatives of J.P. Morgan and continued to negotiate the proposed terms and price of the proposed transaction. After three telephone conversations between Messrs. Saunders and McKiernan, Mr. Saunders indicated to Mr. McKiernan that Visa was firm on its $26.00 per share acquisition price. Mr. Saunders also stated that if we felt compelled to solicit indications of interest from other potential acquirors, Visa would withdraw its proposed acquisition offer of $26.00 per share and there could be no assurance that Visa would be willing to re-engage in discussions to acquire us after we completed such solicitations.

Late in the afternoon on March 27, 2010, our board of directors met telephonically in a special meeting to discuss the recent negotiations between Messrs. McKiernan and Saunders and representatives of Goldman Sachs and J.P. Morgan. Mr. McKiernan informed our board of directors that Mr. Saunders reiterated his firm stance on the $26.00 per share acquisition price and that Visa would not move forward unless the negotiations on a definitive merger agreement were on an exclusive basis. During the meeting, our board of directors discussed with representatives of Reed Smith its fiduciary duties relating to the potential acquisition. Our board of directors also discussed with representatives of Goldman Sachs its updated preliminary financial analysis of Visa’s proposed price of $26.00 per share and the potential benefits and detriments of soliciting indications of interest from other potential acquirors prior to entering into a definitive merger agreement with Visa. Our board of directors engaged in a full discussion on those topics and concluded that the potential detriments of soliciting indications of interest from third parties outweighed the potential benefits in this instance, taking into account factors such as (i) the risk that a solicitation would not yield a higher premium based on recent acquisition multiples for comparable transactions, (ii) the risk that Visa would withdraw or lower its acquisition price if we were unable to achieve a higher premium from a third party, (iii) risks associated with uncertainty of the stock market and how any adverse market trend could affect the premium offered by Visa, (iv) the risk of leaks to the public that a solicitation is taking place and the negative impact such information would have on our ability to retain employees and customers and to sign new customers, and (v) the significant level of time, resources, and focus of our management team and other employees that would have to be redirected from our ordinary business to the solicitation process. Accordingly, our board of directors authorized our executive team to proceed with negotiating the terms of a definitive merger agreement with Visa, including negotiating the terms of the draft term sheet, at an acquisition price equal to $26.00 per share and to proceed with such negotiations on an exclusive basis.

On March 29, 2010, we and representatives from Reed Smith met telephonically with Visa and Skadden to negotiate the terms of the draft term sheet and the exclusivity agreement. After a full negotiation session, all parties agreed to proceed with the drafting of the merger agreement. Later in the day, we also entered into the exclusivity agreement with Visa and an amendment to the CDA so that the CDA would provide the appropriate protections for the proposed transaction.

On April 7, 2010, Skadden delivered the initial draft of the merger agreement to Reed Smith and us for review and comment.

From April 7, 2010, until April 19, 2010, we reviewed, discussed and negotiated the merger agreement with Visa and our respective financial advisors and legal counsel. On April 16, 2010, our board of directors met telephonically to discuss the progress of the negotiations and to receive an update as to the status of the deal. On April 19, 2010, we and Visa finalized the merger agreement to be distributed to our respective boards of directors.

On April 20, 2010, our board of directors met to discuss the approval of the merger transaction. Representatives of Reed Smith discussed the board of directors’ fiduciary duties in connection with the proposed merger. Additionally, representatives of Reed Smith summarized the key terms of the merger agreement, as well as other key issues relating to the transaction. Representatives of Goldman Sachs reviewed its financial analyses of the proposed merger transaction and delivered its opinion that, as of April 20, 2010, and based upon and subject to the factors and assumptions set forth therein, the $26.00 per share in cash to be paid to holders (other than Visa and its affiliates) of our common stock pursuant to the merger agreement was fair from a financial point of view to such holders. The full text of the written opinion of Goldman Sachs, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with such option, is attached to this proxy statement as Annex B. After much discussion, the board members present unanimously approved the merger agreement, the terms and conditions of the contemplated merger, and found the merger agreement to be fair, advisable and in the bests interest of CyberSource and our stockholders. Mr. Pascarella was unable to attend the meeting because he was delayed in transit due to the eruption of the Icelandic volcano while trying to return to the United States from the United Kingdom.

We executed the merger agreement with Visa on the evening of April 20, 2010.

Reasons for the Merger; Recommendation of the CyberSource Board of Directors

Our board members present at the board of directors meeting on April 20, 2010 unanimously (i) determined that the merger agreement and the terms and conditions of the merger and the merger agreement are fair to, advisable and in the best interests of CyberSource and our stockholders, (ii) approved and adopted the merger agreement and the merger, and (iii) recommended that all of our stockholders vote in favor of adoption and approval of the merger agreement.

In reaching its determination, our board of directors consulted with our management, as well as our legal and financial advisors, and reviewed (i) historical information concerning our business, financial performance and condition, operations, technology and competitive position; (ii) our financial condition, results of operations, businesses and strategic objectives; (iii) current financial market conditions and historical market prices, volatility and trading information with respect to our common stock; (iv) the consideration to be received by our stockholders in the merger; (v) the terms of the merger agreement, including the parties’ representations, warranties and covenants, and the conditions to their respective obligations; (vi) possible alternative strategies as well as the prospects of CyberSource as an independent company; and (viii) Goldman Sach’s opinion that, as of April 20, 2010, and based upon and subject to the factors and assumptions set forth therein, the $26.00 per share in cash to be paid to the holders (other than Visa and its affiliates) of our common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

In addition, our board of directors considered the following material factors:

Factors Relating to Challenges CyberSource Faces as an Independent Company:

Visa has a greater global presence than we do. If we remain a standalone entity, we will have to devote substantially more time, effort and resources to penetrate international markets than if we were operating in unison with Visa and had access to Visa’s global brand and market presence. In addition, it is likely that we would soon be competing directly with Visa, if we remained a standalone company.

Visa has substantially greater financial resources than we do. With access to such resources, we will develop and deliver new innovative solutions at a faster rate than if we did not have access to Visa’s resources.

Factors Relating to the Specific Terms of our Negotiations and Merger Agreement with Visa:

•	The merger consideration of $26.00 per share to be received by our stockholders represents a premium of approximately:

•	37.2% based on the closing market price of our common stock of $18.95 per share on April 19, 2010;

•	40.7% based on the one-month average market price of our common stock of $18.48 per share;

•	43.1% based on the three-month average market price of our common stock of $18.17 per share;

•	43.6% based on the six-month average market price of our common stock of $18.11 per share;

•	54.3% based on the 12-month average market price of our common stock of $16.85 per share; and

•	26.5% based on the 52-week high market price of our common stock of $20.55 per share on December 30, 2009.

•	The merger consideration consists solely of cash, which provides certainty of value to our stockholders.

•

Visa has represented in the merger agreement that it will have at the effective time of the merger, adequate capital resources to pay the aggregate merger consideration. This is consistent with their most recently filed annual and periodic reports filed with the SEC.

•

The business reputation of Visa and its management and the substantial financial resources of Visa, which our board of directors believed supported the conclusion that a transaction with Visa could be completed in an orderly manner.

•

The strategic alternatives to a sale of the company available to us (including continuing to operate as a standalone public company), the range of potential benefits to our stockholders of these alternatives and the timing and the likelihood of accomplishing the goals of such alternatives, as well as our board of directors’ assessment that none of these alternatives were reasonably likely to present superior opportunities for us to create greater value for our stockholders, taking into account risks of execution as well as business, competitive, industry and market risks.

•

Under the merger agreement, although we are prohibited from soliciting any acquisition proposal and are required to cease all existing discussions with respect to an acquisition proposal, we have the right to furnish non-public information to, and engage in discussions or negotiations with, any person or group that has made an unsolicited, bona fide written acquisition proposal that our board of directors determines in good faith (after consultation with our outside legal counsel and financial advisor) is, or is reasonably likely to become, a superior offer, subject to the terms and conditions contained in the merger agreement.

•

We have the right to terminate the merger agreement in order to accept a superior offer, subject to the terms and conditions contained in the merger agreement, including the payment to Visa of a termination fee of $65 million.

•

The $65 million termination fee payable by us to Visa, if the merger agreement is terminated for the reasons described in the merger agreement, was reasonable and comparable to termination fees in transactions of a similar size, and would not likely be required to be paid unless we wished to accept a superior offer.

•

The merger agreement provides reasonable certainty that the merger will be consummated, because it includes limited conditions to Visa’s obligation to complete the merger. In particular, the merger agreement does not permit Visa to elect not to complete the merger for breaches of our representations and warranties, unless those breaches would reasonably be expected to have, individually or in the aggregate, a material adverse effect on us.

•	The merger agreement must be adopted by a vote of a majority of the outstanding shares of our common stock.

•

Our board of directors considered the financial analyses presented and discussed with it by representatives of Goldman Sachs, as well as the written opinion of Goldman Sachs rendered to our board of directors on April 20, 2010, that, as of such date and based upon and subject to the factors and assumptions set forth therein, the $26.00 per share in cash to be paid to the holders (other than Visa and its affiliates) of shares of our common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

•

Our board of directors considered the other terms and conditions of the merger agreement, including: the proposed transaction structure; the treatment of outstanding equity awards in the merger; the parties’ representations, warranties, covenants and agreements; the conditions to their respective obligations to, as well as the likelihood of the consummation of, the merger; the termination provisions of the merger agreement; and our board of directors’ evaluation of the likely time period necessary to close the merger.

Factors Relating to the CyberSource/Visa Relationship:

•

As a global payments technology company that provides transaction-based services, Visa’s business complements our business. Additionally, we already have an existing working relationship with Visa, demonstrating that there are existing synergies between our two companies.

•	Based upon our prior relationship with Visa as one of our investors and our current working relationship with Visa, we believe that Visa shares a similar corporate culture and vision with us.

•	We can utilize Visa’s resources and global presence to more easily expand our solutions offerings in the United States, as well as other geographic locations.

Potential Negative Factors Relating to the Transaction:

In the course of its deliberations, our board of directors also considered a variety of risks and other potentially negative factors, including the following:

•

The merger consideration consists solely of cash and will be taxable to our stockholders for United States federal income tax purposes. In addition, because our stockholders are receiving cash for their stock, they will not participate after the consummation of the merger in any future growth or the benefits of synergies resulting from the merger.

•

The merger will be subject to antitrust review in the United States, Brazil and the Ukraine, which could delay or prevent the consummation of the merger. There is a risk that the consummation of the merger might be delayed or prevented, and we would be significantly harmed if the merger were not consummated.

•

The merger agreement precludes us from actively soliciting acquisition proposals. Our board of directors concluded, however, that this limitation was reasonable because it is customary for transactions of this type; and subject to the terms and conditions of the merger agreement, we have the right to engage in discussions or negotiations with any person or group that has made an unsolicited, bona fide written acquisition proposal that our board of directors determines in good faith (after consultation with our outside legal counsel and financial advisor) is, or is reasonably likely to become, a superior offer (as defined below), and the right to terminate the merger agreement in order to accept a superior offer.

•

We are obligated to pay to Visa a termination fee of $65 million if the merger agreement is terminated under certain circumstances. Although our board of directors felt that these payment terms were reasonable when viewed in context with all other aspects of the merger agreement, including the aggregate merger consideration of just under $2 billion, it is possible that these provisions could discourage an acquisition proposal or reduce the price in an alternative transaction.

•

Certain of our directors and officers may receive certain benefits that are different from, and in addition to, those of our other stockholders, including under certain executive retention agreements and employment offer letters, and rights to continued insurance and indemnification for six years following the effective time of the merger. See “The Merger—Interests of CyberSource’s Directors and Executive Officers in the Merger” beginning on page 37.

•

We may incur significant risks and costs if the merger does not close, including the diversion of management and employee attention during the period after the signing of the merger agreement, potential employee attrition and the potential effect on our business and customer relations. In that regard, under the merger agreement, we must conduct our business in the ordinary course and we are subject to a variety of other restrictions on the conduct of our business prior to completion of the merger or termination of the merger agreement, which may delay or prevent us from undertaking business opportunities that may arise.

The above discussion is not intended to be exhaustive, but we believe it addresses the material information and factors considered by our board of directors in its consideration of the merger, including factors that support the merger as well as those that may weigh against it. In view of the number and variety of factors and the amount of information considered, our board of directors did not find it practicable to make specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, and individual members of our board of directors may have given different weights to different factors.

THE MEMBERS OF OUR BOARD OF DIRECTORS PRESENT AT THE APRIL 20, 2010 BOARD OF DIRECTORS MEETING HAVE UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF CYBERSOURCE VOTE IN FAVOR OF ADOPTION AND APPROVAL OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER.

Financial Projections

We do not, as a matter of course, make public projections as to our future financial performance for periods beyond one year and believe that forecasts are inherently uncertain, especially those for extended periods of time, due to the unpredictability of the underlying assumptions and estimates.

As is customary, we provided certain non-public internal financial projections to Goldman Sachs in connection with its fairness opinion. We provided similar projections to Visa in connection with its due diligence review of us, though such projections were limited to fiscal years 2010 and 2011. We have included below a summary of the projections provided to Goldman Sachs to give our shareholders access to certain non-public information that was furnished to Goldman Sachs in connection with its financial analyses of the merger and its opinion that, as of April 20, 2010, and based upon and subject to the factors and assumptions set forth therein, the merger consideration to be paid to the holders (other than Visa and its affiliates) of our common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

We provided the internal financial projections that are set forth below for use by Goldman Sachs in connection with its financial analyses of the merger, in connection with its financial analyses of the merger and its opinion that, as of April 20, 2010, and based upon and subject to the factors and assumptions set forth therein, the merger consideration to be paid to the holders (other than Visa and its affiliates) of our common stock pursuant to the merger agreement was fair from a financial point of view to such holders and not with a view toward public disclosure or toward compliance with generally accepted accounting principles, which we refer to herein as GAAP, the published guidelines of the SEC regarding projections, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither our independent auditors nor any other independent accountants have compiled, examined or performed any procedures with respect to the prospective financial information contained in the projections, nor have they expressed any opinion or given any form of assurance on the projections or their achievability.

We based these internal financial projections on numerous estimates, variables and assumptions that are inherently subject to general business, economic, competitive and other uncertainties, all of which are difficult to predict and beyond the control of our management and may not prove to have been, or may no longer be, accurate, and the projections are subjective in many respects. Important factors that may affect actual results and result in the projected results not being achieved include, but are not limited to, the factors referenced under the section titled “Cautionary Statement Concerning Forward-Looking Information” beginning on page 16 of this proxy statement and other risks described in our Annual Report on Form 10-K, filed with the SEC for the fiscal year ended December 31, 2009, as amended by our Form 10-K/A for the fiscal year ended December 31, 2009, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Furthermore, the internal financial projections do not necessarily reflect revised prospects for our business, changes in general business or economic conditions, or any other transaction or event that has occurred since the date the projections were prepared or that may occur and that was not anticipated at the time the projections were prepared. Moreover, the projections are not necessarily indicative of future performance, which may be significantly more or less favorable than as contemplated by the projections and accordingly should not be regarded as a representation that they will be achieved. In addition, we prepared the projections prior to our board of directors approving the merger and, accordingly, the projections do not reflect the effects of the merger, which may cause actual results to differ materially. Since the projections were provided to Goldman Sachs, we have made publicly available the results of operations for the fiscal quarter ended March 31, 2010. Shareholders should review our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010, filed with the SEC on May 7, 2010, for this information.

You should not regard the inclusion of the internal financial projections in this proxy statement as an indication that we or our affiliates, advisors or representatives considered or consider the projections to be predictive of actual future events, and the projections should not be relied upon as such. None of CyberSource or our affiliates, advisors, officers, directors or representatives can give you any assurance that actual results will not differ from the projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date such projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the projections are shown to be in error. We do not intend to make publicly available any update or other revisions to the projections.

None of CyberSource or our affiliates, advisors, officers, directors or representatives has made or makes any representation to any shareholder or other person regarding our ultimate performance compared to the information contained in the projections or that projected results will be achieved. We have made no representation to any party, in the merger agreement or otherwise, concerning the projections.

CyberSource Projected Financial Information

	2010E	2011E	2012E	2013E	2014E
	($ in millions)
Revenue	$337.4	$404.3	$485.2	$582.3	$698.7
Adjusted EBITDA (1)	$75.9	$94.6	$113.5	$136.2	$163.5
Unlevered Free Cash Flow (2)	$56.3	$72.9	$76.1	$76.3	$89.1

(1)	Adjusted EBITDA includes add-backs of FAS123R stock-based compensation expense and acquisition and restructuring charges.
(2)	Unlevered Free Cash Flow is calculated using tax-effected EBIT plus depreciation and amortization and stock-based compensation expense less capital expenditures and changes in working capital.

Opinion of CyberSource’s Financial Advisor

At the meeting of our board of directors held on April 20, 2010, Goldman Sachs rendered its oral opinion, subsequently confirmed in writing, to our board of directors that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the merger consideration to be paid to the holders (other than Visa and its affiliates) of our common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated April 20, 2010, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. Goldman Sach’s advisory services and the opinion of Goldman Sachs were provided for the information and assistance of our board of directors in connection with its consideration of the merger. The Goldman Sachs opinion is not a recommendation to any holder of our common stock as to how such holder should vote at the special meeting. Goldman Sachs’ opinion has been approved by a fairness committee of Goldman Sachs.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

•	the merger agreement;

•	our annual reports to stockholders and our Annual Reports on Form 10-K for the five fiscal years ended December 31, 2009, December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005;

•	certain of our interim reports to stockholders and our Quarterly Reports on Form 10-Q;

•	certain other communications from us to our stockholders;

•	certain publicly available research analyst reports for us; and

•	certain of our internal financial analyses and forecasts prepared by our management, as approved for Goldman Sachs’ use by us, which we refer to herein as Forecasts.

Goldman Sachs also held discussions with members of our senior management regarding their assessment of our past and current business operations, financial condition and future prospects; reviewed the reported price and trading activity for the shares; compared certain of our financial and stock market information with similar information for certain other companies, the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the payment processing industry specifically and in other industries generally; and performed such other studies and analyses, and considered such other factors, as Goldman Sachs deemed appropriate.

For purposes of rendering the opinion described above, Goldman Sachs relied upon and assumed, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by Goldman Sachs, and Goldman Sachs does not assume any responsibility for any such information. In that regard, Goldman Sachs has assumed with our consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of our management. Goldman Sachs has not made an independent evaluation or appraisal of our assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) or those of any of our subsidiaries and Goldman Sachs has not been furnished with any such evaluation or appraisal. Goldman Sachs has assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on the expected benefits of the merger in any way meaningful to Goldman Sachs’ analysis. Goldman Sachs also assumed that the merger will be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to Goldman Sachs’ analysis. Goldman Sachs’ opinion does not address our underlying business decision to engage in the merger or the relative merits of the merger as compared to any strategic alternatives that may be available to us; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs was not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, us or any other alternative transaction. Goldman Sachs’ opinion addresses only the fairness from a financial point of view, as of the date of the opinion, of the $26.00 per share in cash to be paid to the holders (other than Visa and its affiliates) of shares pursuant to the merger agreement. Goldman Sachs does not express any view on, and its opinion does not address, any other term or aspect of the merger agreement or merger or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the merger, including, without limitation, the fairness of the merger to, or any consideration received in connection therewith by, the holders of any other class of our securities, our creditors, or our other constituencies; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of our officers, directors or employees, or class of such persons, in connection with the merger, whether relative to the $26.00 per share in cash to be paid to the holders (other than Visa and its affiliates) of shares pursuant to the merger agreement or otherwise. Goldman Sachs does not express any opinion as to the impact of the merger on solvency or viability of us or Visa or the ability of us or Visa to pay our or their obligations when they come due. Goldman Sachs’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of the date of the opinion, and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. Goldman Sachs’ advisory services and the opinion of Goldman Sachs were provided for the information and assistance of our board of directors in connection with its consideration of the merger and such opinion does not constitute a recommendation as to how any holder of shares should vote with respect to the merger or any other matter. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.

The following is a summary of the material financial analyses delivered by Goldman Sachs to our board of directors in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before April 19, 2010, and is not necessarily indicative of current market conditions.

Premia Paid Analysis. Goldman Sachs analyzed the $26.00 per share in cash to be paid to the holders of shares pursuant to the merger agreement in relation to the closing market price of the shares on April 19, 2010, the average market prices of shares during the one-month, three-month, six-month, and 12-month periods ended April 19, 2010, and the high price of the shares for the 52-week period ended April 19, 2010.

This analysis indicated that the $26.00 per share in cash to be paid to the holders pursuant to the merger agreement represented:

•	a premium of 37.2% based on the closing market price of $18.95 per share on April 19, 2010;

•	a premium of 40.7% based on the one-month average market price of $18.48 per share;

•	a premium of 43.1% based on the three-month average market price of $18.17 per share;

•	a premium of 43.6% based on the six-month average market price of $18.11 per share;

•	a premium of 54.3% based on the 12-month average market price of $16.85 per share; and

•	a premium of 26.5% based on the 52-week high market price of $20.55 per share on December 30, 2009.

Analysis of Multiples at Offer Price. Goldman Sachs calculated and compared our various financial multiples and ratios based on the Forecasts and market data from publicly available sources:

•

Ratios of the enterprise value (which we refer to herein as EV), which is our market value of common equity plus the book value of debt less cash, on April 19, 2010, to our earnings before interest, taxes, depreciation and amortization, which we refer to herein as EBITDA, for 2009 and estimated EBITDA for 2010 and 2011;

•	Ratios of the implied EV paid for us in the merger to our EBITDA for 2009 and estimated EBITDA for 2010 and 2011;

•	Ratios of the closing price per share on April 19, 2010, to our earnings per share, which we refer to herein as EPS, on a GAAP basis for 2009 and estimated EPS on a GAAP basis for 2010 and 2011;

•

Ratios of the $26.00 in cash per share paid to the holders of shares pursuant to the merger agreement to our EPS on a GAAP basis for 2009 and estimated EPS on a GAAP basis for the 2010 and 2011 fiscal years;

•

Ratios of the closing price per share on April 19, 2010, to our cash net income per share, defined as GAAP net income plus depreciation and amortization, stock based compensation, restructuring / settlement charges and adjustments for cash taxes, which we refer to herein as Cash EPS, for 2009 and estimated Cash EPS for 2010 and 2011; and

•	Ratios of the $26.00 in cash per share paid to the holders of shares pursuant to the merger agreement to our Cash EPS for 2009, and estimated Cash EPS for 2010 and 2011.

The following table presents the results of this analysis:

	April 19, 2010	Implied Transaction Value
EV / EBITDA
2009A	21.4x	30.9x
2010E	16.9x	24.5x
2011E	13.6x	19.6x

Price / GAAP EPS
2009A	126.2x	173.1x
2010E	77.4x	106.1x
2011E	49.9x	68.4x

Price / Cash EPS
2009A	23.4x	32.1x
2010E	19.1x	26.2x
2011E	15.9x	21.8x

Selected Companies Analysis. Goldman Sachs reviewed and compared certain of our financial information, ratios and public market multiples to corresponding financial information, ratios and public market multiples for the following publicly traded corporations in the payment processing and e-commerce industries:

High Growth Payment Processors

•	Visa Inc.

•	MasterCard Incorporated

Other Payment Processors

•	The Western Union Company

•	Alliance Data Systems Corporation

•	Global Payments, Inc.

•	Total System Services, Inc.

•	Heartland Payment Systems, Inc.

•	Global Cash Access Holdings, Inc.

E-commerce and Other

•	Google, Inc.

•	Amazon.com, Inc.

•	eBay, Inc.

•	Yahoo! Inc.

Although none of the selected companies is directly comparable to us, the companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain of our operations.

Goldman Sachs calculated and compared various financial multiples and ratios for the selected companies based on financial data as of April 19, 2010, information obtained from publicly available financial statements, IBES median estimates and other Wall Street research. Our multiples and ratios of were based on financial data as of April 19, 2010, and the Forecasts. With respect to the selected companies and us, Goldman Sachs calculated:

•	EV as a multiple of estimated EBITDA for the calendar years 2010 and 2011;

•	Price as a multiple of estimated EPS on a GAAP basis for the calendar years 2010 and 2011; and

•	Price as a multiple of estimated Cash EPS for the calendar years 2010 and 2011.

The following table presents the results of this analysis:

Company	EV / EBITDA Multiples				GAAP P / E Multiples				Cash P / E Multiples
	2010		2011		2010		2011		2010		2011
CyberSource Corporation	16.9	x	13.6	x	77.4	x	49.9	x	19.1	x	15.9	x

High Growth Payment Processors
Visa Inc.	13.1	x	11.3	x	24.4	x	20.5	x	22.7	x	19.2	x
MasterCard Incorporated	11.0		9.3		19.0		15.8		18.6		15.6
Median	12.1	x	10.3	x	21.7	x	18.1	x	20.7	x	17.4	x

Other Payment Processors
The Western Union Company	8.6	x	8.1	x	13.1	x	11.9	x	12.2	x	11.3	x
Alliance Data Systems Corporation	10.0		9.1		17.6		14.1		11.2		9.7
Global Payments, Inc.	8.4		7.6		17.1		15.0		15.4		13.9
Total System Services, Inc.	6.7		6.3		17.0		15.8		16.9		15.7
Heartland Payment Systems, Inc.	10.0		8.0		21.2		18.0		19.6		17.3
Global Cash Access Holdings, Inc.	9.4		8.8		19.3		16.5		12.0		11.0
Median	9.0	x	8.0	x	17.4	x	15.4	x	13.8	x	12.6	x

E-commerce and Other
Google, Inc.	12.1	x	10.6	x	19.8	x	17.3	x	NA		NA
Amazon.com, Inc.	22.3		17.7		37.6		30.4		NA		NA
eBay, Inc.	9.3		8.5		15.8		14.5		NA		NA
Yahoo! Inc.	8.8		6.7		28.8		23.3		NA		NA
Median	10.7	x	9.5	x	24.3	x	20.3	x	NA		NA

Illustrative Present Value of Future Share Price Analysis. Goldman Sachs performed an illustrative analysis of the implied present value of the future price per share, which is designed to provide an indication of the present value of a theoretical future value of a company’s equity as a function of such company’s estimated future earnings. Goldman Sachs first multiplied a range of our estimated Cash EPS for 2012 and 2013, as provided by our management, by illustrative cash P/E multiples ranging from 18.0x to 26.0x. For this analysis, the estimated 2012 Cash EPS included the present value of net operating losses of $0.78 per share, as provided by our management. Goldman Sachs then calculated the present values of the implied per share future values for the shares by discounting the implied per share future values to present value, using a discount rate of 12.6%, reflecting an estimate of our cost of equity. This analysis resulted in a range of implied present values of $14.64 to $25.81 per share based on estimated 2012 Cash EPS and a range of $14.94 to $25.68 per share based on estimated 2013 Cash EPS.

Illustrative Discounted Cash Flow Analysis. Goldman Sachs performed an illustrative discounted cash flow analysis on us using the Forecasts. Goldman Sachs calculated indications of net present value of our free cash flows for the years 2010 through 2014 using discount rates ranging from 10.5% to 13.0%, reflecting estimates of our weighted average cost of capital. Goldman Sachs then calculated illustrative terminal values in the year 2014 using perpetuity growth rates ranging from 3.0% to 7.0%. These illustrative terminal values were then discounted to calculate implied indications of present values using discount rates ranging from 10.5% to 13.0%. This analysis resulted in a range of illustrative indications of net present value per share of $12.41 to $28.54.

Goldman Sachs also performed a sensitivity analysis to analyze the effect of changes relative to the Forecasts in estimated annual revenue growth and estimated adjusted EBITDA margins from 2012 to 2014. The analysis used illustrative EBITDA margins ranging from 20.0% to 28.0% and illustrative revenue growth rates from 16.0% to 24.0%, based on an assumed discount rate of 12.6% and an assumed 5.0% perpetuity growth rate. This analysis resulted in a range of illustrative indications of net present value per share of $12.21 to $18.82.

Precedent Acquisition Premia. Goldman Sachs reviewed and analyzed the average acquisition premia for transactions involving United States public company targets valued between $1 billion and $3 billion since January 1, 2007, calculated relative to (i) the target’s share price one day prior to announcement; (ii) the target’s average share prices during the one-month, three-month, six-month, and one-year periods ended one day prior to announcement; and (iii) the target’s high share price for the 52-week period ended one day prior to announcement.

The following table presents the results of this analysis:

	1-Day	1-Month	3-Month	6-Month	1-Year	52 Week High
Average acquisition premium	25.4%	29.5%	32.1%	32.1%	31.9%	(0.2)%
Acquisition premium for the merger	37.2%	40.7%	43.1%	43.6%	54.3%	26.5%

Selected Transactions Analysis. Goldman Sachs analyzed certain information relating to the following selected transactions in the payment processing industry since 1998:

•	Palladium Equity Partners, LLC’s acquisition of DolEx Dollar Express, Inc. and United Europhil, S.A. announced on November 18, 2009;

•	Ingenico SA’s acquisition of Easycash Beteiligungen GmbH announced on September 25, 2009;

•	Fidelity National Information Services, Inc.’s acquisition of Metavante Technologies, Inc. announced on April 1, 2009;

•	Advent International Corporation’s acquisition of Fifth Third Processing Solutions, LLC announced on March 30, 2009;

•	Global Payments Inc.’s acquisition of HSBC Merchant Services LLP Announced on June 20, 2008;

•	Fiserv Inc.’s acquisition of CheckFree Corporation announced on August 2, 2007;

•	Fidelity National Information Services, Inc.’s acquisition of eFunds Corporation announced on June 27, 2007;

•	our acquisition of Authorize.Net Holdings, Inc. announced on June 18, 2007;

•	Kohlberg Kravis Roberts and Company’s acquisition of First Data Corporation announced on April 2, 2007;

•	The Sage Group plc’s acquisition of Verus Financial Management announced on January 6, 2006;

•	Bank of America Corporation’s acquisition of National Processing, Inc. announced on June 13, 2004;

•	NOVA Corporation’s acquisition of Alliance & Leicester announced on April 30, 2004;

•	First Data Corporation’s acquisition of Concord EFS, Inc. announced on April 2, 2003;

•	eBay Inc.’s acquisition of PayPal, Inc. announced on July 8, 2002;

•	U.S. Bancorp’s acquisition of NOVA Corporation announced on May 7, 2001;

•	First Data Corporation’s acquisition of Paymentech, Inc. announced on March 22, 1999; and

•	BankAmerica Corporation’s acquisition of BA Merchant Services, Inc. on December 22, 1998.

For each of the selected transactions, Goldman Sachs calculated and compared equity value (based on the transaction value) as a multiple of the target’s last-12 month, which we refer to herein as LTM, and estimated forward-12 month net income and EV (based on the transaction value) as a multiple of the target’s LTM and estimated forward-12 month EBITDA, based on IBES estimates as of the date of transaction announcement. For us, Goldman Sachs calculated LTM net income and estimated forward-12 month net income on both a GAAP and cash basis. While none of the companies that participated in the selected transactions is directly comparable to us, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of our results, market size and product profile.

The following table presents the results of this analysis:

	Equity Value / Net Income Multiples		EV / EBITDA Multiples
	LTM	Forward	LTM	Forward
Visa’s Acquisition of CyberSource (GAAP EPS)	173.1x	118.2x	30.9x	25.9x
Visa’s Acquisition of CyberSource (Cash EPS)	32.1x	28.3x	30.9x	25.9x
Range	13.3x - 43.2x	15.4x - 41.3x	5.1x - 16.9x	8.7x - 23.0x
Median	25.5x	25.3x	12.9x	13.6x

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to us or Visa or the contemplated merger.

Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to our board of directors as to the fairness from a financial point of view, as of the date of the opinion, to the holders (other than Visa and its affiliates) of the $26.00 per share in cash to be paid to such holders pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of CyberSource, Visa, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecasts.

The merger consideration was determined through arms’-length negotiations between us and Visa and was approved by our board of directors. Goldman Sachs did not recommend any specific amount of consideration to us or our board of directors or that any specific amount of consideration constituted the only appropriate consideration for the merger.

As described above, Goldman Sachs’ opinion to our board of directors was one of many factors taken into consideration by our board of directors in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.

Goldman Sachs and its affiliates are engaged in investment banking and financial advisory services, commercial banking, securities trading, investment management, principal investment, financial planning, benefits counseling, risk management, hedging, financing, brokerage activities and other financial and non-financial activities and services for various persons and entities. In the ordinary course of these activities and services, Goldman Sachs and its affiliates may at any time make or hold long or short positions and investments, as well as actively trade or effect transactions, in the equity, debt and other securities (or related derivative securities) and financial instruments (including bank loans and other obligations) of third parties, CyberSource,

Visa and any of our respective affiliates or any currency or commodity that may be involved in the merger for their own account and for the accounts of their customers. Goldman Sachs has acted as financial advisor to us in connection with, and has participated in certain of the negotiations leading to, the merger. In addition, Goldman Sachs has provided certain investment banking and other financial services to us and our affiliates from time to time for which Goldman Sachs’ investment banking division has received, and may receive, compensation, including having acted as our financial advisor in connection with our acquisition of Authorize.Net Holdings, Inc. in June 2007. Goldman Sachs also has provided certain investment banking and other financial services to Visa and its affiliates from time to time for which Goldman Sachs’ investment banking division has received, and may receive, compensation, including having acted as joint bookrunning manager with respect to an initial public offering of 406,000,000 shares of Class A common stock of Visa in March 2008. Goldman Sachs also may provide investment banking and other financial services to CyberSource, Visa and our respective affiliates in the future, for which Goldman Sachs’ investment banking division may receive compensation.

Our board of directors selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the merger. Pursuant to a letter agreement dated March 23, 2010, our board of directors engaged Goldman Sachs to act as our financial advisor in connection with the contemplated transaction. Pursuant to the terms of this letter agreement, we have agreed to pay Goldman Sachs a transaction fee equal to eight-tenths of a percent, or 0.80%, of the total merger consideration paid by Visa, which will be approximately $16 million, of which amount $3 million was paid shortly following the announcement of the execution of the merger agreement and the remaining portion will be due and payable immediately following the consummation of the transaction. In addition, we have agreed to reimburse Goldman Sachs for its reasonable expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Interests of CyberSource’s Directors, Executive Officers and Employees in the Merger

In considering the recommendation of our board of directors that you vote to adopt and approve the merger agreement, you should be aware that our executive officers, directors and certain employees have economic interests in the merger that are different from, or in addition to, those of our stockholders generally. Our board of directors was aware of and considered these interests, among other matters, in reaching its decisions to adopt and approve, and declare advisable, the merger agreement, the merger and the transactions contemplated by the merger agreement.

Executive Retention Agreements. Between December 11, 2009 and March 30, 2010, each of our executive officers entered into executive retention agreements with us that provide for the payment of specified compensation and benefits upon certain terminations of such officers’ employment following a change in control transaction, which includes the merger. The original purpose of the executive retention agreements was to ensure that management would continue to act in the best interests of our stockholders, rather than be affected by personal uncertainties during any attempt to effect a change in control of us, and to enhance our ability to attract and retain executives.

Under the executive retention agreements, if, during the one-year period following the effective time of a change in control (which includes the merger), an executive’s employment is terminated without “cause” or the executive terminates his employment for “good reason,” then:

•	all unvested stock options held by the executive will fully vest;

•	the executive will receive a lump sum payment equal to 18 months of the executive’s annual base salary (in the case of Mr. Walsh, 24 months of his annual base salary); and

•

we or the surviving corporation will pay for the COBRA coverage for the executive and the executive’s family members for a period of 18 months (in the case of Mr. Walsh, 24 months of coverage) from the date of the executive’s termination without “cause” or resignation for “good reason.”

“Cause” is defined in each agreement as any of the following:

•	the executive’s commission of acts or omissions that constitute a felony, fraud or theft of our property;

•

the executive’s commission of acts or omissions that result in a material breach of any agreement between executive and us or any of our policies or procedures and such breach is not cured within 10 days after notice of the breach; or

•	the executive’s willful refusal or failure to perform the reasonable and customary duties assigned to the executive, if such behavior is not cured within 10 days after notice from us.

“Good reason” is defined as:

•

a significant reduction in the nature or scope of the executive’s duties, responsibilities, authority and powers exercised by the executive immediately prior to the change in control, provided that the executive’s duties, responsibilities, authority and powers shall not be deemed to have been significantly reduced solely because we (or our successor company) are no longer an independently operated public entity or because of a change in the executive’s title;

•

a reduction in the executive’s annual base salary in effect on the date of the change in control, except for across-the-board salary reductions similarly affecting all of our management personnel (or the management personnel of our successor company) and except as consented to by the executive; or

•	the relocation of the primary office where the executive is to perform such executive’s duties by more than 50 miles from its location prior to the change in control.

In connection with the execution of the merger agreement, each of our executive officers executed an offer letter to remain with the surviving corporation following the merger in substantially the same role that such executive currently holds, with the exception of Mr. McKiernan, who will become an executive advisor to Visa, rather than its executive chairman. The offer letters required each executive, with the exception of Steven D. Pellizzer, our chief financial officer, and Robert J. Ford, our chief technology officer, to waive his right to claim that his role with the surviving corporation, as described in his respective offer letter, constitutes a significant reduction in the nature or scope of the executive’s duties, responsibilities, authority or powers exercised by the executive immediately prior to the merger (which we refer to herein as a significant reduction), thereby eliminating the executive’s right to terminate his employment with the surviving corporation for “good reason” based on that claim.

Mr. Pellizzer may not terminate his employment and claim that his role with the surviving corporation, as described in his offer letter, constitutes a significant reduction for the first 11 months following the completion of the merger. At the 11-month anniversary of the completion, Mr. Pellizzer will have 30 days to decide whether to claim that his role in the surviving corporation is grounds to terminate his employment for “good reason” based on a significant reduction.

Mr. Ford may not terminate his employment and claim that his role with the surviving corporation, as described in his offer letter, constitutes a significant reduction for the first six months following the completion of the merger. At the six-month anniversary of the completion, Mr. Ford will have 30 days to decide whether to claim that his role in the surviving corporation is grounds to terminate his employment for “good reason” based on a significant reduction.

In addition, Mr. Walsh’s offer letter extended the 12-month period to 24 months following the completion of the merger in which he will receive the above- and below-described benefits if he is terminated by the surviving corporation for cause or if he terminates his employment for good reason.

Further, each executive retention agreement provides that to the extent the named executive officer is a “specified employee” under final regulations issued under Section 409A of the Internal Revenue Code of 1986 as amended (the “Code”), any payment or benefit due to the executive will not, to extent subject to such Section 409A, be paid until six months and one day following the termination of the executive’s employment.

Director and Employee Stock Option Awards. Each stock option granted under our 1999 Stock Option Plan will have its vesting accelerate under certain circumstances.

The stock option grants to employees provide that the vesting shall accelerate by 50% of the then unvested shares upon any constructive termination or involuntary termination of their employment following a change in control transaction such as the merger. “Constructive termination” means that the employee voluntarily resigns upon the occurrence of any of the following events:

•

the assignment to the employee of duties or responsibilities that diminish or adversely impact the employee’s position in effect prior to the change of control (this was waived by our executive officers, other than Mr. Pellizzer in offer letters with Visa entered into in connection with the execution of the merger agreement);

•	any change to the title or office of the employee that diminishes or adversely impacts the employee’s position in effect prior to the change of control;

•

any removal or failure to elect employee to such employee’s position (other than because of employee’s death, disability, retirement, resignation or due to employee’s acts of fraud, misappropriation, or embezzlement);

•	a reduction of the employee’s base salary by more than 10% or any actions that reduce the benefits currently enjoyed by employee under any benefit plan or arrangement;

•	any relocation of employee that is more than 40 miles from where employee is performing his/her duties; or

•	any material breach by us of the stock option grant or any failure to have our successor assume the obligations under the stock option grant.

“Involuntary termination” means any termination of the employee for reasons other than employee’s commission of a felony or other crime involving moral turpitude; repeated failure to perform services pursuant to employees work duties; or the commission of an act of material fraud, misappropriation, embezzlement or gross dishonesty that results in material loss to us or our subsidiaries.

The stock option grants to our directors are immediately exercisable upon grant or anytime thereafter, at which point, any unvested shares become subject to a repurchase right that we may exercise, within a certain time period, if the director holding unvested shares of our common stock ceases to serve on our board of directors. The repurchase right allows us to buy back the unvested shares from the director at the same price that the director paid to exercise the shares, thereby eliminating any financial gain for such director. The repurchase right lapses in full immediately upon the consummation of the merger, thus all unvested and exercised shares held by any of our directors will become fully vested upon the consummation of the merger.

At the effective time of the merger, the portion of each stock option grant that has vested will be automatically converted into the right to receive an amount of cash (without interest and less applicable withholding taxes) equal to the product of (i) the difference between the option exercise price and $26.00, multiplied by (ii) the outstanding number of shares of our common stock underlying the stock option grant that has vested.

Benefits to Executive Officers and Directors

Assuming, on July 1, 2010, (i) that the merger was completed, (ii) that the below listed directors exercise their unvested options prior to the merger, (iii) the below listed executive officers were terminated prior to the completion of the merger, and (iv) that such executive officers were entitled to full benefits available under their respective executive retention agreements, such executive officers and directors would receive approximately the amounts set forth in the table below. Please note that the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement. Some of these assumptions are based on information currently available and will need to be updated. As a result, the actual amounts, if any, to be received by an executive officer may differ in material respects from the amounts set forth below.

Name	Severance	Accelerated Equity	Welfare Benefits	Total
William S. McKiernan (1)	$697,500	$2,851,669	$28,327	$3,577,496
Michael A. Walsh (2)	$800,000	$5,115,521	$37,770	$5,953,291
Steven D. Pellizzer (3)	$457,500	$1,849,767	$9,800	$2,317,067
Robert J. Ford (4)	$427,500	$1,265,601	$13,524	$1,706,625
George Barby (5)	$397,500	$1,588,032	$28,327	$2,013,859
John Bodine (6)	$330,000	$1,900,891	$28,327	$2,259,218
Neil Buckley (7)	$375,000	$1,440,039	$28,327	$1,843,366
Michael J. Orlando (8)	$360,000	$1,628,258	$11,494	$1,999,752
Robert Donahue (9)		$58,900		$58,900
John J. McDonnell, Jr. (9)		$58,900		$58,900
Steven P. Novak (9)		$58,900		$58,900
Carl F. Pascarella (9)		$58,900		$58,900
Richard Scudellari (9)		$58,900		$58,900
Kenneth R. Thornton (9)		$58,900		$58,900

(1)	Mr. McKiernan is our executive chairman and founder.

(2)	Mr. Walsh is our chief executive officer and president.

(3)	Mr. Pellizzer is our chief financial officer and senior vice president, finance.

(4)	Mr. Ford is our chief technology officer and executive vice president.

(5)	Mr. Barby is our vice president, worldwide service delivery.

(6)	Mr. Bodine is our vice president, sales and marketing, Authorize.Net LLC.

(7)	Mr. Buckley is our vice president, product development and general manager, in our Bellevue, Washington office.

(8)	Mr. Orlando is our senior vice president, global sales and services.

(9)	Messrs. Donahue, McDonnell, Novak, Pascarella, Scudellari and Thornton are each non-employee members of our board of directors.

Insurance and Indemnification of CyberSource’s Directors and Officers. Visa has agreed, following the effective time of the merger, to indemnify each of our current and former officers and directors, including each current and former officer and director of our subsidiaries to the extent provided in certain existing indemnification agreements. Visa has also agreed to cause the surviving corporation, for a period of six years after the effective time of the merger, to provide officers’ and directors’ liability insurance for acts and omissions occurring on or prior to the effective time of the merger subject to certain limitations. See “The Merger Agreement—Other Covenants and Agreements—Indemnification of CyberSource’s Directors and Officers” on page 57.

Material United States Federal Income Tax Consequences of the Merger

The following discussion is a summary of the material United States federal income tax consequences of the merger to “U.S. holders” (as defined below) of our common stock whose shares are exchanged for cash in the merger. This summary is based on the provisions of the Code, United States Treasury regulations promulgated thereunder, judicial authorities and administrative rulings, all as in effect as of the date of the proxy statement and all of which are subject to change, possibly with retroactive effect. Any such change could affect the accuracy of the statements and conclusions set forth in this proxy statement.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of shares of our common stock that is, for United States federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (including any entity treated as a corporation for United States federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•

a trust if (i) a United States court is able to exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person; or

•	an estate, the income of which is subject to United States federal income tax regardless of its source.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in such entity will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding shares of our common stock, you should consult your tax advisor.

This discussion assumes that a U.S. holder holds the shares of our common stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). The following discussion does not address all aspects of United States federal income tax that might be relevant to U.S. holders in light of their particular circumstances, U.S. holders that may be subject to special rules (including, for example, dealers in securities or currencies, traders in securities that are required to use or elect mark-to-market treatment, financial institutions, insurance companies, mutual funds, tax-exempt organizations, holders liable for the alternative minimum tax, partnerships or other flow-through entities and their partners or members, United States expatriates, holders whose functional currency is not the United States dollar, holders who hold our common stock as part of a hedge, straddle, constructive sale or conversion transaction or other integrated investment, holders who acquired our common stock pursuant to the exercise of employee stock options or otherwise as compensation, or holders who exercise statutory appraisal rights), or holders who are not U.S. holders. In addition, the discussion does not address any aspect of foreign, state, local, estate, gift or other tax law that may be applicable to a U.S. holder or the tax consequences of transactions effected before, after or at the same time as the merger (whether or not in connection with the merger).

Holders should consult their tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for our common stock pursuant to the merger.

The receipt of cash in exchange for shares of our common stock in the merger will be a taxable transaction for United States federal income tax purposes. In general, a U.S. holder who receives cash in exchange for shares of our common stock pursuant to the merger will recognize capital gain or loss for United States federal income tax purposes in an amount equal to the difference, if any, between (i) the amount of cash received and (ii) the holder’s adjusted tax basis in such shares. Such gain or loss will be a long-term capital gain or loss if the holder’s holding period for such shares exceeds one year as of the date of the merger. Long-term capital gains of non-corporate U.S. holders, including individuals, are generally eligible for reduced rates of federal income taxation under current law. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of our common stock at different times or different prices, such U.S. holder must determine its tax basis and holding period separately with respect to each block of our common stock. Holders who own separate blocks of our common stock should consult their own tax advisors with respect to these rules.

Payments of cash made to a U.S. holder may, under certain circumstances, be subject to information reporting and backup withholding at the applicable rate, unless such holder properly establishes an exemption or provides a correct taxpayer identification number on Internal Revenue Service Form W-9 (or other appropriate withholding form), and otherwise complies with the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a holder’s United States federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Regulatory Approvals

Under the provisions of the HSR Act, the merger may not be completed until (i) the expiration or termination of a 30-day waiting period following the filing of notification and report forms with the Antitrust Division and the FTC by us and Visa, or (ii) if, during the initial 30-day waiting period following the filing of notification and report forms, the Antitrust Division and the FTC issue a request for additional information and documentary material (which we refer to herein as a second request), the expiration or termination of a 30-day waiting period following the certification of substantial compliance of the second request by the parties. We and Visa have filed our respective notification and report forms with the Antitrust Division and the FTC under the HSR Act.

The Antitrust Division and the FTC frequently scrutinize the legality, under the antitrust laws, of transactions such as the merger. At any time before or after the merger, the Antitrust Division, the FTC, or a state attorney general could take action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the merger or seeking divestiture of substantial businesses or assets held by us or our subsidiaries, or Visa or their subsidiaries. Private parties may also bring legal actions under antitrust laws under certain circumstances.

While we believe that we will receive the requisite approvals and clearances for the merger, there can be no assurance that a challenge to the merger on antitrust grounds will not be made, or, if a challenge is made, of the result of such challenge. Similarly, there can be no assurance that we and Visa will obtain clearance under the HSR Act necessary to consummate the merger or that obtaining this clearance will not involve the imposition of conditions to the consummation of the merger or require changes to the terms of the merger. These conditions or changes could result in the conditions to the merger not being satisfied prior to the end date (which is described in the section of this proxy statement entitled “The Merger Agreement—Termination of the Merger Agreement” beginning on page 59) or at all. Under the terms of the merger agreement, Visa is not obligated to consent to any sale, divestiture, license or other disposition or holding separate of any assets of Visa or us, or to any limitation or regulation on Visa’s ability to conduct its business or own any assets.

Litigation Related to the Merger

On April 29, 2010, a class action complaint was filed against us, our directors and Visa (erroneously named “Visa Company” in the complaint) in the Superior Court of the State of California, County of Santa Clara, challenging the merger. The complaint generally alleges that our directors breached their fiduciary duties, and we and Visa aided and abetted our directors in such a breach, because the proposed merger is allegedly unfair and the consideration to be paid by Visa is inadequate. We believe that the claims are without merit and intend to vigorously defend against them.

On May 4, 2010, a second class action complaint was filed against us, our directors, Visa and Market St. Corp. in the Chancery Court of the State of Delaware, challenging the merger. The complaint generally alleges that our directors breached their fiduciary duties, and we, Visa, and Market St. Corp aided and abetted our directors in such a breach, because the proposed is allegedly merger unfair and the consideration to be paid by Visa is inadequate. We believe that the claims are without merit and intend to vigorously defend against them.

THE MERGER AGREEMENT

The summary of the material provisions of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate by reference into this document. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read carefully the merger agreement in its entirety.

The Merger

The merger agreement provides that, upon and subject to the terms and conditions set forth in the merger agreement and the applicable provisions of the DGCL, at the effective time of the merger, Market St. Corp. will be merged with and into us, the separate corporate existence of Market St. Corp. will thereupon cease and we will continue as the surviving corporation in the merger and a wholly owned subsidiary of Visa.

The merger will become effective when the certificate of merger has been filed with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL. We currently expect the merger to be completed during our third fiscal quarter of 2010. Nevertheless, the parties cannot predict the exact timing of the completion of the merger or whether the merger will be completed at a later time as agreed by the parties or at all.

The Merger Consideration and the Conversion of Capital Stock

Upon the terms and subject to the conditions set forth in the merger agreement, at the effective time of the merger, by virtue of the merger and without any action on the part of Visa, Market St. Corp., us or the holders of any of our securities, the following will occur:

•

each share of our common stock that is issued and outstanding immediately prior to the effective time of the merger (other than shares held by a holder that has perfected appraisal rights under the DGCL or as provided in the bullet point immediately below) will be automatically converted into and represent the right to receive $26.00 in cash, without interest and less applicable withholding taxes; and

•

each share of our capital stock owned by us or any of our subsidiaries will be canceled and extinguished without any conversion thereof and no merger consideration will be paid by Visa with respect to such shares.

The price to be paid for each share of our common stock in the merger will be adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock dividend or distribution (including any dividend or other distribution of securities convertible into our common stock), reorganization, recapitalization, reclassification, or other like change with respect to our common stock occurring on or after the date of the merger agreement and prior to the effective time of the merger.

Each share of common stock of Market St. Corp. that is outstanding immediately prior to the effective time of the merger will be converted into one validly issued, fully paid and nonassessable share of common stock of the surviving corporation.

Payment Procedures

As soon as reasonably practicable after the closing of the merger, Visa will make available to American Stock Transfer & Trust Company, LLC, the exchange agent, an amount of cash equal to the aggregate consideration to which the holders of our common stock outstanding prior to the effective time of the merger become entitled to under the merger agreement.

In addition, promptly after the closing of the merger, Visa will instruct the exchange agent to mail to each holder of record of a certificate or certificates, or uncertificated shares, which immediately prior to the effective time of the merger represented outstanding shares of our common stock that were converted into the right to receive the merger consideration, a letter of transmittal and instructions for use in effecting the surrender of the certificated and/or uncertificated shares in exchange for the merger consideration. Until so surrendered, each such certificate or uncertificated share will be deemed, from and after the effective time of the merger, to evidence only the right to receive the merger consideration. Upon surrender of the certificate, or receipt of an “agent’s message” in the case of uncertificated shares, each certificate or certificates will be immediately canceled.

Treatment of Stock Options, Restricted Stock and Other Equity Awards

Stock Options. All options to purchase shares of our common stock that are vested immediately prior to the effective time of the merger (after giving effect to any acceleration of vesting due to the merger) and have a per share exercise price less than $26.00 will be automatically canceled and converted, upon the consummation of the merger, into the right to receive an amount of cash (without interest and less any applicable tax withholdings) equal to the product of (i) the number of shares of our common stock as to which such stock option was vested and exercisable immediately prior to the effective time of the merger (giving effect to any acceleration of vesting due to the merger), multiplied by (ii) the excess of $26.00 over the exercise price of such option immediately prior to the effective time of the merger.

All options to purchase shares of our common stock that (i) are unvested and held by individuals who are not employees immediately prior to the effective time of the merger or (ii) have a per share exercise price equal to or in excess of $26.00, regardless of whether such shares are vested or unvested or held by employees or non-employees, will be terminated without the holder thereof receiving any consideration.

All options to purchase shares of our common stock that are unvested and held by individuals who are employees immediately prior to the effective time of the merger will terminate and each such outstanding stock option will be substituted for an option to purchase that whole number of Visa common stock shares equal to the product of (i) the number of shares of our common stock that were issuable upon the exercise of such option immediately prior to the effective time of the merger, multiplied by (ii) the ratio (which we refer to herein as the option ratio) of $26.00 to the value of the closing price for a share of Visa common stock as determined on the trading day immediately prior to the closing date of the merger, rounded down to the nearest whole number of shares of Visa common stock. The per share exercise price for shares of Visa common stock issuable upon exercise of such Visa stock option will be equal to the quotient determined by dividing (x) the exercise price per share of our common stock at which the applicable option was exercisable immediately prior to the effective time of the merger by (y) the option ratio, rounded up to the nearest whole cent. Visa may, at its sole discretion, choose to treat any unvested options held by any party, in lieu of the aforementioned substitution for options to purchase shares of Visa common stock, as vested options and cash them out, as described in the second preceding paragraph, provided that Visa determines to exercise its right to cash out such options no later than five days prior to the effective time of the merger.

All options substituted for options to purchase shares of Visa common stock will be issued under Visa’s 2007 Equity Incentive Compensation Plan and converted into non-qualified stock options, even if they were granted as “incentive stock options” (as defined in Section 422 of the Internal Revenue Code of 1986) and certain terms of such options will be adjusted to conform the options to the terms of the 2007 Equity Compensation Plan, including conversion of the vesting schedule from monthly vesting to annual vesting according to the vesting schedule provided in the merger agreement.

Employee Stock Purchase Plan. We will take all actions necessary or appropriate to terminate, and ensure that no participants have any rights under, our ESPP as of the closing date of the merger. If any offering period under the ESPP is in progress prior to such termination, we will ensure that such offering period will end prior to such termination, and that each participant’s accumulated contributions for such offering period are applied towards the purchase of our common stock immediately prior to such termination unless the participant has previously withdrawn from such offering period in accordance with the ESPP.

The Special Meeting

Pursuant to the terms of the merger agreement, we have agreed to, as promptly as practicable after the date of the merger agreement, take all action necessary to establish a record date for, duly call and give notice of, convene and hold a special meeting for the purpose of obtaining the vote of our stockholders to adopt the merger agreement. We may adjourn or postpone the date of the special meeting to the extent necessary to ensure that any necessary supplement or amendment to this proxy statement is provided to our stockholders in advance of a vote on the adoption and approval of the merger agreement or if, as of the time for which the special meeting is originally scheduled, there are either insufficient shares of our common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the special meeting or we are required to postpone or adjourn the special meeting by applicable law, order or a specific request from the SEC.

Unless the merger agreement is terminated, as described below under “The Merger Agreement—Termination of the Merger Agreement” beginning on page 59, we will submit the merger agreement to a vote of our stockholders, even if we have received an acquisition proposal or superior offer from another person or our board of directors has approved, endorsed or recommended a superior proposal (as defined below), or withholds, amends, withdraws or modifies its unanimous recommendation that our stockholders vote in favor of the adoption and approval of the merger agreement, as described below under “The Merger Agreement—CyberSource Board Recommendation” beginning on page 53. As soon as practicable after the date that the definitive proxy statement is filed, we will cause the definitive proxy statement and all other proxy materials for the special meeting to be sent to our stockholders. If at any time prior to the closing of the merger we discover or are notified regarding any event or information relating to us or any of our affiliates, officers or directors which should be set forth in an amendment or supplement to this proxy statement so that this proxy statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements herein not misleading, we, in consultation with Visa, will file an appropriate amendment or supplement describing such information with the SEC, and to the extent required by applicable law, disseminate such amendment or supplement to our stockholders. Similarly, if at any time prior to the closing of the merger, Visa discovers or is notified regarding any event or information relating to Visa or its affiliates, officers or directors which should be set forth in an amendment or supplement to this proxy statement so that this proxy statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements herein not misleading, Visa will promptly notify us so that an appropriate amendment or supplement describing such information may be filed promptly with the SEC, and to the extent required by applicable law, disseminated to our stockholders.

Representations and Warranties

The merger agreement contains representations and warranties made by us to Visa and representations and warranties made by Visa to us. The assertions embodied in those representations and warranties were made solely for the purposes of the merger agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the merger agreement. Moreover, these representations and warranties have been qualified by certain disclosures that we made to Visa in connection with the negotiation of the merger agreement, which disclosures are not reflected in the merger agreement. Furthermore, some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to a contractual standard of materiality or a material adverse effect qualification different from that generally applicable to public disclosures to stockholders. The representations and warranties were used for the purpose of allocating risk between the parties to the merger agreement rather than establishing matters of fact. For the foregoing reasons, you should not rely on the representations and warranties contained in the merger agreement as statements of factual information. The representations and warranties in the merger agreement and the description of them in this proxy statement should be read in conjunction with the other information contained in the reports, statements and filings we publicly file with the SEC. This description of the representations and warranties is included to provide our stockholders with information regarding the terms of the merger agreement.

In the merger agreement, we made representations and warranties to Visa with respect to, among other things:

•	our due organization, valid existence and good standing;

•	the due organization, valid existence and good standing of our subsidiaries, and our ownership of such subsidiaries;

•	our power and authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement against us;

•	our capitalization, including the number of outstanding shares of our common stock and the number of shares of common stock issuable upon the exercise of stock options;

•	the consents and approvals required from governmental entities with respect to the merger, merger agreement or the other transactions contemplated thereby;

•

the existence, if any, of conflicts with, creations of liens, violations or defaults under our or our subsidiaries’ governing documents, applicable laws, or certain agreements as a result of entering into the merger agreement and the consummation of the merger;

•	our SEC filings since January 1, 2007;

•	our financial statements, internal controls and disclosure controls;

•	our code of ethics;

•	the existence, if any, of any certain changes or events since December 31, 2009;

•	tax matters;

•	matters with respect to real property and assets and the absence of any liens;

•	intellectual property matters;

•	the existence, if any, of any restrictions under our material contracts;

•	governmental authorizations;

•	pending or threatened litigation;

•	legal compliance;

•	environmental matters;

•	related party transactions;

•	matters related to our employee benefit plans;

•	labor and employment matters;

•	matters with respect to our material contracts;

•	the existence, if any, of any defaults under our material contracts;

•	insurance matters;

•	export control laws compliance;

•	the existence, if any, of any violation of the Foreign Corrupt Practices Act;

•	the accuracy of the information supplied by us contained in the proxy statement;

•	the existence, if any, of liabilities for brokerage, finders’ fees or agents’ commissions;

•	the fairness opinion of our financial advisor; and

•	the inapplicability of takeover laws to the merger.

Many of the representations and warranties in the merger agreement made by us are qualified by “materiality” or “material adverse effect” (that is, they are not deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, be material or have a material adverse effect on us). For purposes of the merger agreement, “material adverse effect,” when used in connection with us, means any change, event, violation, inaccuracy, circumstance, or effect, individually or when taken together with all other such effects that have occurred prior to the date of determination of the material adverse affect, that is or is reasonably likely to (i) prevent, materially delay or impede our ability to consummate the transactions contemplated by the merger agreement in accordance with the terms therein and applicable laws or (ii) be materially adverse to our (including our subsidiaries) business, assets (including intangible assets), liabilities, capitalization, financial condition or results of operations, taken as a whole, except to the extent that any such change, event, violation, inaccuracy, circumstance or effect primarily results from:

•

changes in general economic or market conditions or any change, event, violation, inaccuracy, circumstance, or effect affecting the industry generally in which we and our subsidiaries operate, provided that such changes do not affect us and our subsidiaries, taken as a whole, disproportionately as compared to similarly situated companies operating in the same industry in which we and our subsidiaries operate;

•	acts of war or terrorism, provided that such acts do not affect us disproportionately as compared to companies operating in the same industry in which we operate;

•

earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world, provided that such events do not affect us disproportionately as compared to companies operating in the same industry in the same country or region of the world in which we operate;

•

changes in applicable law or GAAP after the date of the merger agreement, provided that such changes do not affect us disproportionately as compared to companies operating in the same industry in which we operate;

•

changes in the trading volume or trading prices of our capital stock in and of themselves, provided that this exclusion will not apply to any underlying change, event, violation, inaccuracy, circumstance, or effect that would have caused such change in trading prices or volumes, unless such change, event, violation, inaccuracy, circumstance, or effect would otherwise be excluded from the definition of “material adverse effect” as described in the preceding and succeeding bullet points; or

•	any legal proceeding brought by any of our current or former stockholders, on their own behalf or on behalf of us, against us relating specifically to the merger.

In the merger agreement, Visa made customary representations and warranties to us with respect to, among other things:

•	the due incorporation, valid existence and good standing of Visa and Market St. Corp.;

•

the authority of each of Visa and Market St. Corp. to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement against each of Visa and Market St. Corp.;

•

the existence, if any, of conflicts with, violations or defaults under Visa’s or Market St. Corp.’s governing documents, applicable laws or certain agreements as a result of entering into the merger agreement and the consummation of the merger;

•	the consents and approvals required from governmental entities with respect to the merger, merger agreement or the other transactions contemplated thereby;

•	the availability of capital resources to consummate the merger and funds to pay the aggregate merger consideration;

•	the accuracy and compliance with applicable securities laws of the information supplied by Visa contained in the proxy statement;

•

the formation of Market St. Corp. and the lack of any business activities or operations conducted by Market St. Corp., other than in connection with the transactions contemplated by the merger agreement;

•	the existence, if any, of pending or threatened litigation; and

•	the existence, if any, of liabilities for brokerage, finders’ fees or agents’ commissions.

Covenants Regarding Conduct of Business by CyberSource Pending the Merger

Except as expressly contemplated by the merger agreement, or to the extent consented to by Visa in writing, and subject to certain exceptions, from the date of the merger agreement until the earlier of the consummation of the merger agreement or the termination of the merger agreement, we (including our subsidiaries) will:

•	carry on our business in the usual, regular and ordinary course, in substantially the same manner as conducted prior to the date of the merger agreement and in compliance with applicable laws;

•	pay our debts and taxes when due, pay or perform other material obligations when due; and

•

use all reasonable efforts consistent with past practice to preserve intact our present business organization, keep available the services of our present executive officers and key employees and preserve our goodwill and relationships with material customers, agents, suppliers, licensors, licensees, and others with which we have material business dealings.

In addition, except as permitted by the merger agreement, and subject to certain exceptions, we will not, and will not permit any of its subsidiaries to, take any of the following actions without Visa’s prior written consent (which consents may not be unreasonably withheld):

•

enter into a new line of business that is either material or represents a new category of revenue that does not appear in our annual budget or revenue models for the fiscal year ended December 31, 2009;

•

declare, set aside or pay any dividends or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities, other than for transactions by a wholly owned subsidiary, in the ordinary course of business consistent with past practice;

•

purchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock or the capital stock of our subsidiaries, except repurchases of shares of our unvested stock in connection with the termination of any employee pursuant to stock option or purchase agreements in effect as of the date of the merger agreement;

•

issue, deliver, sell, authorize, dispose of, subject to any lien, pledge or otherwise encumber any shares of capital stock, other voting securities or any securities convertible into shares of capital stock, or other voting securities, or subscriptions, rights (including stock appreciation rights whether settled in cash or shares of our common stock), warrants or options to acquire any shares of capital stock, or other voting securities, enter into any agreements obligating us to issue any such securities or rights, or grant any restricted stock, restricted stock units, performance shares, performance share units or other equity based awards other than options, other than:

¡	issuances of common stock upon the exercise of already existing options in accordance with their terms as of April 20, 2010;

¡	issuance of shares of common stock to participants of our Employee Stock Purchase Plan;

¡	issuances by any wholly owned subsidiary to us or to another wholly owned subsidiary;

¡	issuances of common stock upon the exercise, conversion or exchange of any other securities issued by us prior to April 20, 2010; or

¡	issuances of options to newly hired employees in accordance with written policies;

•	cause, permit or propose any amendments to our charter documents or adopt any amendments to any of our subsidiaries’ charter documents;

•

acquire or agree to acquire by merging or consolidating with, or purchasing any equity or voting interest in or any assets of any business or any person or division thereof, other than immaterial assets in the ordinary course of business consistent with past practices;

•

enter into any agreement for the formation of any joint venture, strategic partnership or alliance if it (i) would present a material risk of delaying the merger, (ii) require the consent of a third party to consummate the merger, or (iii) require the investment of at least $1,000,000 of assets or equity of us or our subsidiaries;

•

except as contemplated by the merger agreement, authorize, propose or announce an intention to authorize or propose, or negotiate or enter into agreements with respect to any mergers, consolidations, liquidation, dissolution, restructuring or business combinations or acquisitions of securities or assets;

•

other than in the ordinary course of business consistent with past practice, sell lease, license, transfer, abandon, exchange, mortgage or otherwise encumber or subject to any lien or otherwise dispose of any intellectual property of any of our properties or assets, including the capital stock of any of our subsidiaries and except (i) for sales, leases, licenses abandonments, lapses, transfers, mortgages or encumbrances of obsolete assets, (ii) pursuant to existing agreements in effect prior to the execution of the merger agreement, and (iii) as may be required by applicable law or any governmental entity in order to permit or facilitate the consummation of the transactions contemplated by the merger agreement;

•	effect any material restructuring activities with respect to any of our or our subsidiaries’ employees, including any material reductions in force;

•

make any loans, extensions of credit or financing, advances or capital contributions to, or investments in, or grant extended payment terms to any other person other than (i) loans and investments by and between us and any of our wholly owned subsidiaries, (ii) advances to employees for travel and entertainment expenses made in the ordinary course of business consistent with past practices, (iii) extensions of credit or financing to or extended payment terms for, or business expense advances to customers made in the ordinary course of business consistent with past practice, or (iv) certain ordinary course investment transactions in accordance with our investment guidelines;

•	change any of our accounting methods, unless required by concurrent changes in GAAP, SEC rules or policy or applicable law, as concurred in by our independent auditors;

•	revalue any of our assets;

•

make or change any material election in respect of taxes, adopt or change any accounting method in respect of taxes, enter into any agreement or settle any material claim or assessment in respect of taxes, consent to any extension or waiver of the limitation period applicable to any material audit, claim or assessment in respect of taxes or amend any material tax return;

•

enter into any licensing, distribution, supply, procurement, manufacturing, marketing or other similar agreements which either may not be canceled without penalty by us or our subsidiaries upon 60 days or less notice or which provide for express payments by or to us or our subsidiaries in an amount in excess of $500,000 (net of fees payable to third parties) in any one year;

•

cancel, terminate or allow to lapse without a reasonable substitute policy, or amend in any material respect or enter into, any material insurance policy, other than the renewal of existing insurance policies;

•

pay, discharge, settle or satisfy any material claims, liabilities or obligations in excess of $100,000 in any individual case, other than (i) those incurred in the ordinary course of business consistent with past practice, (ii) as required by their terms as in effect on the date of the merger agreement, (iii) claims, liabilities or obligations reserved against on our balance sheet (for amounts not in excess of such reserves) or incurred since the date of such financial statements in the ordinary course of business consistent with past practice, provided that in each case, the payment, discharge, settlement or satisfaction of which does not include any obligation (other than the payment of money) to be performed by us or our subsidiaries following the consummation of the merger;

•	waive, release, grant, transfer or assign any right of material value;

•

waive any material benefits of, or agree to modify in any adverse respect, or fail to enforce or consent to any matter with respect to which consent is required under any confidentiality, standstill or similar contract to which we or any of our subsidiaries are a party;

•	institute, settle, or agree to settle any suit, claim, action, investigation or proceeding pending or threatened before any arbitrator, court or other governmental entity;

•	except as required by applicable law, or pursuant to the terms of any employee plan or employment agreement currently binding on us or our subsidiaries:

¡

increase in any manner the amount of compensation or fringe benefits of, pay or grant any bonus, change of control or severance pay to any of our (including our subsidiaries) employees or directors, except for routine changes in salary or wages made in connection with promotions in the ordinary course of business and with a value that is consistent with past practice available to newly hired or promoted employees in similar positions, or changes in salary or wages not greater than 10% of such salary or wage as of the date of the merger agreement to respond to bona fide written offers of employment made by third parties to our employees;

¡

adopt, enter into, amend, modify or terminate any employee plan or employment agreement or make any contribution, other than regularly scheduled contributions, to any employee plan other than amendments required by applicable law or as expressly permitted by the merger agreement;

¡

waive any stock repurchase rights, accelerate, amend or change the vesting period or exercisability of options or unvested stock or reprice any options to authorize cash payments in exchange for any options other than a waiver of a right to acceleration under any award or agreement, or an agreement to cancel any option or other awards;

¡

enter into, modify or amend any employee agreement or indemnification agreement with any employee (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable “at will” or modifications whereby an employee waives the right of acceleration or agrees to cancel any option or other award), except in connection with the promotion of employees in the ordinary course of business or as expressly permitted by the merger agreement; and

¡	enter into any collective bargaining agreement;

•	other than in the ordinary course of business consistent with past practice, provide any material refund, credit or rebate to any customer, reseller or distributor;

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hire any non-officer employees other than in the ordinary course of business consistent with past practice or hire, elect or appoint any officers or elect any directors, except for such officer hires that are accounted for in our 2010 operating plan;

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incur any indebtedness for borrowed money or guarantee any indebtedness of another person, issue or sell any of our (including our subsidiaries) debt securities, guarantee any debt securities of another person, enter into any “keep well” or other agreement to maintain any financial statement condition of any other person or enter into any arrangement having the economic effect of any of the foregoing, other than in the ordinary course of business consistent with past practice;

•

enter into any agreement to purchase or sell any interest in real property or grant any securities interest in any real property, other than in the ordinary course of business, enter into any lease, sublease, license or other occupancy agreement with respect to any real property or alter, amend, modify or terminate any of the terms of any lease;

•

other than in the ordinary course of business, consistent with past practice, in a manner adverse to us or its subsidiaries, enter into, modify, amend or terminate any material contract, or waive, release or assign any material rights or claims thereunder;

•

other than in the ordinary course of business, enter into any contract containing, or otherwise subjecting the surviving corporation or Visa to any material non-standard terms, including any non-competition, exclusivity, “most favored nations,” or similar provision or covenant restricting us or any of our subsidiaries from competing or engaging in any line of business or with any person or in any area or pursuant to which any material benefit or material right would be lost or be required to be given as a result of so competing or engaging, or would have such effect on Visa or the surviving corporation after the consummation of the merger;

•	enter into any customer or partner contract that may not be canceled by us without penalty upon less than 90 days notice;

•	make or commit to any capital expenditures in excess of the capital expenditures set forth for such periods in our annual budget for the fiscal year ended December 31, 2010;

•	enter into any contract that, if entered into prior to the date of the merger agreement, would be required to be disclosed to Visa under the terms of the merger agreement;

•	knowingly take any action that would make any representation or warranty inaccurate in any respect at, or as of the time before the effective time of the merger; or

•

take, commit, or agree (in writing or otherwise) or announce the intention to take, any of the foregoing actions, or take any other action that would reasonably be expected to result in any conditions of the merger set forth in the merger agreement not to be so satisfied.

No Solicitations

Subject to certain exceptions, we have agreed that neither we nor any of our subsidiaries will, and we will cause our (including our subsidiaries) officers and directors not to, and will use reasonable efforts to cause our and our affiliates’ agents, including any investment banker, attorney or other advisor or representative retained by us or any of our subsidiaries, and will not authorize or permit any of them to, directly or indirectly:

•	solicit, initiate, or knowingly take any action to encourage or facilitate the submission of an acquisition proposal (as defined below);

•

conduct or engage in any discussions or negotiations regarding, or furnish to any party any non-public information relating to us or any of our subsidiaries to, or knowingly assist, participate in, or facilitate or encourage any effort by, any party other than Visa, Market St. Corp. or any direct or indirect subsidiary of Visa that has expressed an intention to make, or has made, an acquisition proposal;

•	approve, endorse, recommend or make or authorize any statement, recommendation or solicitation in support of any acquisition proposal;

•

withdraw, amend or modify in a manner adverse to Visa, or propose to withdraw, amend or modify in a manner adverse to Visa its recommendation in favor of the adoption and approval of the merger agreement by our stockholders;

•

execute or enter into any letter of intent or similar document or any contract, agreement, or commitment (i) requiring that we abandon, terminate or fail to consummate the merger or breach our obligations under the merger agreement or (ii) contemplating or otherwise relating to any proposal that is or could reasonably be expected to lead to an acquisition proposal; or

•

terminate, amend or waive any material rights under (or fail to enforce by seeking an injunction or by seeking to specifically enforce the material terms of) any “standstill” or other similar agreement between us or any of our subsidiaries and any other party, except in the case of any of the foregoing to the extent specifically permitted under the merger agreement.

We agreed to, and agreed to cause our subsidiaries to, immediately terminate any and all existing activities, discussions or negotiations (including any such activities, discussions or negotiations conducted by affiliates, directors, officers, employees, agents and representatives) with any third parties conducted prior to the date of the merger agreement with respect to consideration of any proposal that is or could reasonably be expected to lead to an acquisition proposal and to use our reasonable best efforts to exercise any rights under any confidentiality or non-disclosure agreements with any such third parties to require the return or destruction of non-public information provided prior to the date of the merger agreement by us, our subsidiaries or any agents and representatives to third parties.

For purposes of the merger agreement, an “acquisition proposal” means any offer or proposal relating to any transaction or series of related transactions (other than the transactions between Visa and us contemplated by the merger agreement) involving:

•

any purchase from such party or acquisition by any party or “group” (as defined under Section 13(d) of the Exchange Act ) of more than a 15% interest of our, or our subsidiaries’, voting securities or any tender offer or exchange offer that, if consummated, would result in any party or group beneficially owning 15% or more of our, or our subsidiaries’, total outstanding voting securities;

•	any merger, consolidation, business combination or similar transaction involving us or any of our subsidiaries;

•

any sale, lease (other than in the ordinary course of business consistent with past practice), exchange, transfer, license (other than in the ordinary course of business consistent with past practice), acquisition or disposition of more than 15% of our (including its subsidiaries taken as a whole) assets; or

•	our liquidation or dissolution.

Notwithstanding the restrictions described above, in the event that prior to adoption and approval of the merger agreement by our stockholders, we receive an unsolicited, bona fide written acquisition proposal that our board of directors has concluded in good faith (after consultation with its outside legal counsel and financial advisor) is, or is reasonably likely to result in, a superior offer, we may then participate or engage in discussions or negotiations with, or furnish non-public information to, any third party that has made an unsolicited written acquisition proposal, but only if:

•	we have not breached the no solicitation provisions contained in the merger agreement;

•

prior to furnishing any non-public information or entering into any negotiations or discussions with the third party submitting the acquisition proposal, (i) we receive from such person an executed confidentiality agreement containing terms at least as restrictive with regard to our confidential information, acquiring shares of our stock and the solicitation of our employees as the existing confidentiality agreement between Visa and us, and (ii) contemporaneously with furnishing any such non-public information to such third party, we furnish such non-public information to Visa, to the extent that we have not previously provided to Visa such non-public information; and

•

our board of directors reasonably determines in good faith, after consultation with outside legal counsel, that the failure to provide such information or enter into such discussion or negotiations would be reasonably likely to result in a breach of the board’s fiduciary duties to our stockholders under applicable law.

For purposes of the merger agreement, a “superior offer” means an unsolicited, bona fide acquisition proposal by a third party on terms that our board of directors has in good faith concluded, after consultation with its financial adviser, taking into account, among other things, all legal, financial, regulatory and other aspects of the offer and the party making the offer, to be more favorable to our stockholders (in their capacities as stockholders) than the terms of the merger with Visa and is reasonably capable of being consummated, provided that each reference to 15% in the definition of “acquisition proposal” will be deemed to be a reference to “50%,” and provided further that any material amendment to any superior offer will be deemed to be a new superior offer for purposes of the merger agreement.

The merger agreement requires that as promptly as practicable (but in no event later than 24 hours) after receipt of any acquisition proposal or any request for non-public information or inquiry that could reasonably be expected to lead to an acquisition proposal, we will notify Visa of (i) an acquisition proposal, request or inquiry, (ii) the material terms and conditions of such acquisition proposal and the identity of the party or group making such acquisition proposal, request or inquiry, and (iii) a copy of all written materials provided by or on behalf of such party or group in connection with such acquisition proposal, request or inquiry. We will provide Visa with 48 hours prior notice (or such lesser prior notice as is provided to the members of our board of directors) of any meeting of our board of directors at which our board is expected to consider any acquisition proposal and will also notify Visa, in writing, of any decision of our board as to whether it will consider such acquisition proposal, request or inquiry, enter into discussions or negotiations concerning any acquisition proposal or provide non-public information or data to any party, which notice shall be given as promptly as practicable after such meeting (and in any event 24 hours prior to its taking such actions). We will keep Visa informed as promptly as practicable (but in no event more than 24 hours of receipt) of the status and material terms of any such acquisition proposal, request or inquiry, including, if applicable (and in any event within 24 hours) any material amendments or proposed amendments as to price and other material terms thereof. We will also, subject to applicable law, provide Visa a copy of all written materials subsequently provided to, by or on behalf of such party or group in connection with such an acquisition proposal, request or inquiry.

CyberSource Board Recommendation

Unless our board of directors effects a change of recommendation (as described below), our board of directors has agreed to unanimously recommend that our stockholders vote in favor of the adoption and approval of the merger agreement at the special meeting, that this proxy statement will include a statement to the effect that our board of directors has unanimously recommended that our stockholders vote in favor of adoption and approval of the merger agreement at the special meeting, and that neither our board of directors nor any committee thereof will withdraw, amend or modify, or propose or resolve to withdraw, amend or modify, in a manner adverse to Visa, the recommendation of our board of directors that our stockholders vote in favor of the adoption and approval of the merger agreement.

Notwithstanding these restrictions, in response to the receipt of an unsolicited, bona fide written acquisition proposal that our board of directors concludes in good faith, after consultation with its outside legal counsel and financial advisor, is a superior offer, our board of directors may (i) effect a change in recommendation, (ii) approve, endorse or recommend a superior offer, or (iii) execute or enter into or propose to enter into any letter of intent or similar document or any contract, agreement or commitment (which may be conditioned on termination of the merger agreement) contemplating or otherwise relating to any superior offer or transaction, if all of the following conditions are met:

•	our board of directors determines in good faith, after consultation with financial advisors and outside counsel, that a superior offer has been made and not withdrawn;

•	our stockholders have not approved the merger agreement in accordance with applicable law;

•

we have (i) delivered to Visa five business days’ prior written notice, which states expressly (A) that we have received a superior offer, (B) the final terms and conditions of the superior offer and the identity of the party or parties making the superior offer, and (C) that we intend to effect a change of recommendation, (ii) during the aforementioned five business day period, provide Visa a reasonable opportunity to make such adjustments in the terms and conditions of the merger agreement and negotiate in good faith with respect thereto as would enable us to proceed with our recommendation to our stockholders in favor of the adoption and approval of the merger agreement without a change in recommendation;

•

our board of directors determines, (i) after consultation with our financial advisor and taking into account the results of any negotiations with Visa as contemplated by the third bullet point above, that the terms of the superior offer are more favorable to our stockholders than the merger, and (ii) after consultation with our legal counsel, that the failure to effect a change in recommendation would result in a breach of our board of directors’ fiduciary duties to our stockholders under applicable law; and

•	we have not breached the no solicitation provisions and the stockholder meeting and board recommendation provisions contained in the merger agreement (as described above).

For purposes of the merger agreement, a “change in recommendation” means the withholding, withdrawal, amendment or modification of our board of directors’ recommendation in favor of the merger, and in the case of a superior offer that is a tender or exchange offer made directly to our stockholders, a recommendation that the stockholders accept the tender or exchange offer.

In addition, our board of directors may withdraw, modify or fail to make, in a manner adverse to Visa or Market St. Corp., the recommendation of our board in favor of the adoption and approval of the merger agreement and the approval of the merger, unrelated to an acquisition proposal, in response to an intervening event, if the conditions set forth below have been satisfied prior to effecting such a change:

•

if our board of directors determines in good faith, after consultation with outside legal counsel, that, in light of such intervening event, the failure of the board to effect such a recommendation change would be reasonably likely to result in a breach of its fiduciary duties under applicable law, provided that no fact, event, change, development or set of circumstances shall constitute an intervening event if such fact, event, change, development or set of circumstances resulted from or arose out of the announcement, pendency or consummation of the merger; and

•

we have (i) provided Visa at least four business days’ prior written notice advising Visa that our board of directors intends to take such action and specifying the facts underlying the determination of the board that an intervening event has occurred and the reasons for a recommendation change in reasonable detail and (ii) during such four business day period, if requested by Visa, engaged in good faith negotiations with Visa to amend the merger agreement in such a manner that obviates the need for a recommendation change.

For purposes of the merger agreement, an “intervening event” means a material fact, change, development or set of circumstances that was not known to our board of directors nor reasonably foreseeable by our board of directors as of or prior to the date of the merger agreement.

Notwithstanding the provisions described above, nothing in the merger agreement will prohibit us or our board of directors from complying with Rules 14a-9, 14d-9 and 14e-2(a) promulgated under the Exchange Act, if, in the good faith judgment of the board of directors, after consultation with its outside legal and financial advisors, such disclosure is required in order for the board of directors to comply with its fiduciary obligations, or is otherwise required under applicable law, provided, however, that the content of any such disclosure will be governed by the terms of the merger agreement.

Employee Compensation and Benefits

Employee Benefits and Service Credit. For one year following the effective time of the merger, our employees who continue as employees of the surviving corporation or its subsidiaries following the effective time of the merger (who we refer to as continuing employees) will receive compensation and employee benefits that are substantially comparable in the aggregate to such employee to the compensation and benefits provided by Visa to similarly situated employees of Visa (but not taking into account the value of any equity or equity-related benefits or compensation). To the extent that continuing employees participate in any of Visa’s employee benefit plans, programs, policies and arrangements following the effective time of the merger, including, but not limited to any severance plan, vacation program or disability plan, such continuing employees shall receive credit for purposes of eligibility and vesting under such benefit plans in which such continuing employees participate solely to the extent such continuing employees were credited with service under our (including our subsidiaries) comparable plans, provided that no employee shall be entitled to credit, to the extent that it results in duplication of benefits or for purposes of an incentive compensation or sabbatical plan, policy, program, agreement or arrangement or any arrangement similar to the foregoing. With respect to any of Visa’s employee benefit plans that is a welfare benefit plan maintained by Visa for the benefit of continuing employees on or after the consummation of the merger, Visa will (i) cause there to be waived any eligibility requirements or pre-existing condition limitations solely to the extent permitted under such plan and solely to the extent such requirements and limitations were waived or attained under comparable plans maintained by us or our subsidiaries, and (ii) for the plan year that includes the effective time of the merger, given effect, in determining any deductible and maximum out-of-pocket limitations, amounts paid during the plan year that include the effective time of the merger by such continuing employees with respect to similar plans maintained by us and our subsidiaries.

Unless otherwise agreed to by Visa and any continuing employee, Visa has agreed to assume, honor and continue, or will cause to be assumed, honored and continued, until all obligations thereunder have been satisfied, all change in control severance agreements between CyberSource and any continuing employees as in effect at the effective time of the merger (and to the extent such employees retain their change in control benefits under such agreements or arrangements), including with respect to any payments, benefits or rights arising as a result of the transactions contemplated by the merger agreement, without any amendment or modification, other than as required to comply with applicable law or as agreed to by Visa and any such employee.

Treatment of CyberSource’s 401(k) Plan. We, our subsidiaries, and any entity under common control by us or any of our subsidiaries within the meaning of Section 414(b), (c), (m), or (o) of the Code, as amended will terminate our 401(k) plan. Unless Visa provides written notice to us, we will provide Visa with evidence that our 401(k) plan has been terminated, effective as of no later than the date immediately preceding the closing date of the merger, unless Visa provides notice to us not to terminate the plan no later than 10 days prior to the closing of the merger. Visa will take all steps necessary to permit each employee who has received an eligible rollover distribution from our 401(k) plan to roll such eligible rollover distribution as part of any lump sum distribution to the extent permitted by each 401(k) plan into an account under Visa’s 401(k) plan, to the extent permitted by such plan.

Other Covenants and Agreements

Regulatory Approvals. We, Visa and Market St. Corp. have agreed that, as promptly as practicable after the date of the merger agreement, each of us will use all reasonable efforts to comply with, and shall each refrain from taking any action that would impede compliance with, all applicable laws and make all filings, notices, petitions, statements, registrations, submissions of information, application or submission of other documents, including the following: (i) notification and report forms with the FTC and the Antitrust Division as required by the HSR Act, (ii) filings under any other comparable pre-merger notification forms reasonably determined by us and Visa to be required by the merger notification or control laws of any applicable jurisdiction and (iii) any filings required under the Securities Act of 1933, as amended, or the Exchange Act, any applicable state or securities or “blue sky” laws and the securities laws of any foreign country, or any other applicable law relating to the merger. We and Visa will coordinate and cooperate with each other in the making of such filings, supply each other with any information that may be required in order for the other party to make any required filings, and supply any additional information that reasonably may be required or requested by the FTC, the Antitrust Division or the governmental authorities of any other applicable jurisdiction in which any such filing is made under any other antitrust laws.

We and Visa also have agreed to promptly notify the other party upon receipt of any comments from any officials of any governmental authority in connection with any filings made by them pursuant to the merger agreement and any request by any officials of any governmental authority for amendments or supplements to any filings made pursuant to, or information provided to comply in all material respects with, any applicable law. Whenever any event occurs that is required to be set forth in an amendment or supplement to any such filing, we and Visa will promptly inform each other of such occurrence and cooperate in filing with the applicable governmental authority such amendment or supplement.

The merger agreement requires that we and Visa use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the merger and all other transactions contemplated by the merger agreement, including:

•	taking all commercially reasonable acts necessary to cause the conditions to close to be satisfied as provided in the merger agreement;

•

obtaining all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from governmental entities and the making of all necessary registrations, declarations, submissions and filings and the taking of all commercially reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any governmental entity;

•

defending any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging the merger agreement or the consummation of the transactions contemplated by the agreement;

•

obtaining all consents, approvals and waivers from third parties reasonably requested by Visa to be obtained in connection with the merger under any contracts or leases, provided that in no event shall we or any of our subsidiaries be required to pay prior to the effective time of the merger, any fee, penalty or other consideration to any person to obtain such consent, approval or waiver other than de minimum amounts or amounts that are advanced by Visa; and

•

execute and deliver any additional instruments necessary to consummate the transactions contemplated by the merger agreement and to fully carry out the purposes of the merger agreement, provided that in no event is Visa required to take any action that is reasonably likely to materially and adversely affect the benefits expected to be derived by Visa and its affiliates (other than Market St. Corp.), as a result of the transactions contemplated by the agreement or would be reasonably expected to materially or adversely affect Visa and its affiliates (other than Market St. Corp.) following the consummation of the merger.

Notwithstanding the obligations described above, Visa or any subsidiary or affiliate of Visa shall not be required to agree to any action of divesture and we will not, without the prior written consent of Visa, take or agree to take, any action of divestiture, which shall include: (i) any license, sale or other disposition or holding separate (through establishment of trust or otherwise) or any shares of capital stock or of any business, assets or properties of Visa, its subsidiaries or affiliates or of us or our subsidiaries, (ii) the imposition of any limitation on the ability of Visa, its subsidiaries or affiliates, or us or our subsidiaries to conduct our or their respective businesses or own any capital stock or assets or to acquire, hold or exercise full rights of ownership of their respective businesses and, in the case of Visa, our (including our subsidiaries) businesses, or (iii) the imposition of any impediment on Visa, its subsidiaries or affiliates, or Visa or its subsidiaries under any statute, rule, regulation, executive order, decree, order or other legal restraint governing competition, monopolies or restrictive trade practices.

In the event that any takeover statute or similar applicable law is or becomes applicable to the merger, we and our board of directors will use all commercially reasonable efforts to ensure that the merger and the other transactions contemplated by the merger agreement may be consummated as promptly as practicable on the terms contemplated by the merger agreement and otherwise to minimize the effect of such law on the merger, the merger agreement and the transactions contemplated therein.

Notification of Certain Matters. Under the merger agreement, we will give prompt notice to Visa and Market St. Corp. of (i) any representation or warranty in the merger agreement becoming inaccurate, (ii) any failure by us to comply with the merger agreement, or (iii) the occurrence of any event that would result in a material adverse effect on us.

Under the merger agreement, Visa and Market St. Corp. will give prompt notice to us of, among other things, (i) any representation or warranty in the merger agreement becoming inaccurate, or (ii) any failure of Visa to comply with the merger agreement.

Access to Information. Subject to applicable law and the existing confidentiality agreement between us and Visa, we will afford to Visa and to its representatives reasonable access during business hours on reasonable notice during the period prior to the closing of the merger to all of our properties, books, contracts, commitments, personnel and records (provided, that such access will not unreasonably interfere with our (including our subsidiaries) business or operations), all our capitalization and equity compensation information necessary for Visa to comply with applicable law, and all other information about us or our subsidiaries reasonably requested by Visa. Our obligations to provide Visa access to our information is limited by (i) requirements under applicable law, (ii) our protection of the attorney-client privilege or the work product doctrine or other similar confidentiality rights or privileges based on the advice of outside counsel, and (iii) any confidentiality obligations owed to third parties on or prior to April 20, 2010.

Confidentiality. We and Visa have agreed to hold and keep confidential, and to cause their respective officers and employees and to direct their respective accountants, counsel, financial advisors and other authorized representatives and affiliates to hold and keep confidential, any non-public information in accordance with the terms of the CDA, which agreement will remain in full force and effect.

Public Announcements. Under the merger agreement, we and Visa will consult with each other before issuing, and provide each other an opportunity to review and comment on and use all reasonable efforts to agree on any press release or public statement regarding the merger transaction. Neither party will make any statement without consulting with the other party unless required by law or any listing agreement with any applicable securities exchange or market.

Section 16 Matters. Prior to the closing of the merger, we will take all such steps as may be required to cause any disposition of our common stock (including derivative securities) resulting from the transactions contemplated by the merger agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to CyberSource to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Third Party Consents. We will use commercially reasonable efforts to obtain prior to the closing, and deliver to Visa at or prior to the closing, all consents, waivers and approvals under certain material contracts.

Certificates. We will deliver on the closing date documentation as required by the Foreign Investment in Real Property Act of 1980.

Indemnification of CyberSource Directors and Officers. The merger agreement provides that if the merger is consummated, then until the sixth anniversary of the date the merger is consummated, Visa will, and will cause the surviving corporation to, fulfill in all respects the obligations that we (including our subsidiaries) have to our current and former directors and officers pursuant to any indemnification provisions under indemnification agreements as in effect on April 20, 2010. Further, if the merger is consummated, then until the sixth anniversary of the effective time of the merger, Visa will, and will cause the surviving corporation to, cause the certificate of incorporation and bylaws (or other similar organizational documents) of the surviving corporation and its subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in our certificate of incorporation and bylaws (or any other similar organizational documents of any of our subsidiaries) existing as of the date of the merger agreement. Moreover, during such six-year period, neither Visa nor the surviving corporation may repeal, amend or otherwise modify the surviving corporation’s certificate of incorporation or bylaws in any manner adverse to our indemnified officers and directors except as required by applicable law.

For a period of six years following the consummation of the merger, Visa will cause the surviving corporation to, maintain in effect, if available and subject to certain limitations, directors’ and officers’ liability insurance covering those persons who are currently covered by our directors’ and officers’ liability insurance policy in an amount and on terms no less advantageous, when taken as a whole, to those applicable to our current directors and officers. Visa may fulfill this obligation by purchasing a policy of directors’ and officers’ insurance or a “tail” policy under our existing directors’ and officers’ insurance policy, in either case which (i) has an effective term of six years from the effective time of the merger, (ii) covers only those persons who are currently covered by our directors’ and officers’ insurance policy in effect as of the date of the merger agreement and only for actions and omissions occurring on or prior to the effective time of the merger, and (iii) contains terms and conditions that are no less advantageous, when taken as a whole, to those applicable to our current directors and officers.

Conditions to the Merger

Conditions to Each Party’s Obligations. Each party’s obligation to consummate the merger is subject to the satisfaction of the following mutual conditions:

•	we shall have received the affirmative vote of the holders of a majority of the outstanding shares of our common stock to adopt the merger agreement;

•	no governmental entity shall have enacted or otherwise promulgated any law or regulation that makes the proposed merger transaction illegal or prohibits the consummation of the merger;

•	all applicable waiting periods under the HSR Act relating to the merger transaction have expired or earlier terminated; and

•

there are no pending or threatened actions or proceedings asserted by a governmental entity or other party challenging the legality of, or otherwise seeking to delay or prohibit, the merger transaction.

Conditions to CyberSource’s Obligations. Our obligation to consummate the merger is subject to the satisfaction or waiver of the following additional conditions:

•

the representations and warranties made by Visa and Market St. Corp. in the merger agreement are true and correct in all material respects when made and as of the closing date, other than breaches of the representations and warranties that do not materially impede the authority of Visa or Market St. Corp. to consummate the merger transaction in accordance with applicable law;

•

Visa and Market St. Corp. shall have performed and complied in all material respects with all of its covenants under the merger agreement that are required to be performed on or prior to the closing date; and

•	we have received a certificate signed by Visa on behalf of Visa and Market St. Corp., certifying that the conditions set forth in the preceding two bullet points have been satisfied.

Conditions to Visa’s and Market St. Corp.’s Obligations. The obligation of Visa and Market St. Corp. to consummate the merger is subject to the satisfaction or waiver of the following additional conditions:

•

our representations and warranties in the merger agreement are true and correct in all respects when made and as of the closing date, other than breaches of the representations and warranties that would not reasonably be expected to have a material adverse effect on us;

•	we has performed and complied in all material respects with all of our covenants under the merger agreement that are required to be performed on or prior to the closing date;

•	no event has occurred or continued after the execution of the merger agreement that has or would reasonably be expected to have a material adverse effect on us; and

•	Visa and Market St. Corp. shall have received a certificate signed by us, certifying that the conditions set forth in the preceding three bullet points have been satisfied.

Termination of the Merger Agreement

Either we or Visa may terminate the merger agreement by mutual written consent duly authorized by our board and Visa’s board at any time before the consummation of the merger. In addition, either we or Visa may terminate the merger agreement before the consummation of the merger if:

•

the merger is not consummated by January 20, 2011 (this date shall be extended to April 20, 2011, if the failure to consummate the merger is due to the failure to satisfy the condition that all applicable waiting periods under the HSR Act relating to the merger transaction have expired or earlier terminated), which we refer to herein as the end date, provided that this termination scenario is not available to a party whose willful or intentional breach of the merger agreement delays the consummation of the merger;

•	a governmental entity issues a order, decree, or other such action to permanently enjoin the consummation of the merger and such action is final and non-appealable; or

•

we fail to obtain the required vote of our stockholders to approve the proposed merger transaction, provided that this termination scenario is not available to us if the failure to obtain the requisite stockholder approval is due to our material breach of the merger agreement.

Visa may terminate the merger agreement before the consummation of the merger if:

•

prior to the adoption and approval of the merger agreement by our stockholders, any triggering event occurs or our board of directors has withdrawn or modifies in a manner adverse to Visa its recommendation in favor of the adoption and approval of the merger agreement by stockholders due to an intervening event;

•

there is a breach by us of any representation or, warranty or material covenant or agreement under the merger agreement, in each case, only if such breach would cause the closing conditions related to the truthfulness and correctness of our representations and warranties and the closing condition related to our compliance with our obligations under the merger agreement to become incapable of being satisfied or, if curable, if such breach is not cured within 30 days after notice is provided by Visa to us; or

•	any event or set of circumstances has occurred, either individually or in the aggregate, that would result in a material adverse effect on us.

We may also terminate the merger agreement before the consummation of the merger if:

•

there is a breach by Visa of any representation or warranty or material covenant or agreement under the merger agreement, in each case, only if such breach would cause the closing conditions related to the truthfulness and correctness of Visa’s representations and warranties and the closing condition related to Visa’s compliance with its obligations under the merger agreement to become incapable of being satisfied or, if curable, if such breach is not cured within 30 days after notice is provided by us to Visa; or

•

prior to the adoption and approval of the merger agreement by our stockholders, we enter into a binding agreement for a superior offer in compliance with the terms of the merger agreement and we pay Visa the termination fee required under the merger agreement prior to such termination (see “The Merger Agreement—Termination Fee and Expenses” below).

For purposes of the merger agreement, “triggering event” means (i) our board of directors withdraws or modifies in a manner adverse to Visa its recommendation in favor of the adoption and approval of the merger agreement by our stockholders (other than any change in our board of directors’ recommendation other than due to an intervening event), (ii) we fail to include, for any reason other than an intervening event, in the definitive proxy statement the recommendation of our board of directors in favor of the adoption of the merger agreement by our stockholders, (iii) our board of directors approves or recommends an acquisition proposal by a third party, (iv) we enter into a letter of intent or agreement relating to a superior offer, or (v) we breach certain requirements relating to non-solicitation and to making recommendations to our stockholders.

Termination Fees and Expenses

If the merger agreement is terminated, it will become void and there will be no liability on the part of any party (except for any termination fee that may be payable by us as described below and except that certain customary provisions, including those relating to confidentiality, will survive termination of the merger agreement). Nevertheless, no such termination will relieve any party from any liability for any material breach of the merger agreement.

Under the merger agreement, we are required to pay Visa a termination fee of $65 million in the following circumstances:

•

if Visa terminates the merger agreement because any of the triggering events described in “The Merger Agreement—Termination of the Merger Agreement” beginning on page 59 occurs, then we must pay to Visa the termination fee no later than two business days after the date Visa terminates the merger agreement;

•

if we terminate the merger agreement because we enter into a binding agreement relating to a superior offer (as described above in “The Merger Agreement—Termination of the Merger Agreement” beginning on page 59); however, in this instance, the termination fee must be paid before we may terminate the merger agreement;

•

if Visa or CyberSource terminates the merger agreement because our board of directors withdrew or modified in a manner adverse to Visa its recommendation in favor of the adoption and approval of the merger agreement by our stockholders due to a change in the material facts and circumstances of CyberSource (unrelated to any acquisition proposal), then we must pay to Visa the termination fee no later than two business days after the date Visa terminates the merger agreement; or

•	if one of the following events occur:

¡	Visa or CyberSource terminates the merger agreement because the merger has not been consummated by the end date;

¡	Visa or CyberSource terminates the merger agreement because we failed to obtain the required vote of our stockholders to adopt and approve the merger agreement; or

¡

Visa terminates the merger agreement because we willfully and materially breach the merger agreement’s representations, warranties, covenants or agreements and we do not timely cure such breach, as provided in the merger agreement;

and (i) prior to the termination of the merger agreement, there was public disclosure (or disclosure to any member of our board of directors or any of our officers) of any acquisition proposal of us, and (ii) we enter into a definitive agreement or letter of intent, or consummates an acquisition, with any third party within 12 months following the termination of the merger agreement, then we must pay to Visa the termination fee no later than two business days after the date we enter into such definitive agreement or letter of intent or consummate such acquisition.

For purposes of the merger agreement, an “acquisition” means any of the following transactions:

•

a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving us pursuant to which our stockholders immediately preceding the transaction hold less than 50% of the aggregate equity interests in the surviving or resulting entity or such surviving entity’s parent company;

•	a sale or other disposition by us of more than 50% of our assets, based on the fair market value of our business immediately prior to such sale, or

•

the acquisition by any person or group, directly or indirectly, of beneficial ownership (or a right to acquire beneficial ownership) of our shares that represent in excess of 50% of our voting power at the time of such purchase.

We acknowledged in the merger agreement that the agreements contained in the provisions regarding the termination fee are an integral part of the transactions contemplated by the merger agreement and that, without those provisions, Visa would not have entered into the merger agreement. If we fail to pay the termination fee to Visa if and when due, we will pay the reasonable costs and expenses (including legal fees and expenses) in connection with any action taken to collect payment that results in a judgment against us, together with interest on the unpaid amount. Except as expressly set forth in the merger agreement and described above, all fees, costs and expenses incurred in connection with the merger agreement and the merger will be paid by the party incurring such fees, costs and expenses, whether or not the merger is consummated.

Amendment

Subject to compliance with applicable law, the merger agreement may be amended by the parties at any time before or after our stockholders adopt and approve the merger agreement. However, after our stockholders adopt and approve the merger agreement, there may not be, without further approval of our stockholders, any amendment of the merger agreement that by applicable law otherwise expressly requires the further approval of our stockholders. The merger agreement may not be amended except by an instrument in writing signed on behalf of each of the parties to the merger agreement.

No Third Party Beneficiaries

No provisions of the merger agreement are intended, nor will be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, employee, affiliate, stockholder, partner or any other party unless specifically provided for in the merger agreement, and except as so provided, all provisions of the merger agreement will be personal solely between the parties to the merger agreement. Notwithstanding the foregoing, the indemnification provisions relating to our directors and officers following the effective time—as described in “The Merger Agreement—Other Covenants and Agreements—Indemnification of CyberSource Directors and Officers” beginning on page 57—are intended to benefit such individuals.

Remedies

Except as otherwise expressly provided in the merger agreement, any and all remedies expressly conferred in the merger agreement upon a party will be deemed cumulative with and not exclusive of any other remedy conferred by the merger agreement or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other. The parties to the merger agreement agreed that irreparable damage would occur in the event that any provision of the merger agreement is not performed in accordance with its specific terms or is otherwise breached. Accordingly, the parties to the merger agreement acknowledged and agreed that in the event of any breach or threatened breach by any party of any of their respective covenants or obligations set forth in the merger agreement, the other parties will be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of the merger agreement, and to specifically enforce the terms and provisions of the merger agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under the merger agreement.

SUBMISSION OF STOCKHOLDER PROPOSALS

If the merger is consummated, we will not have public stockholders and there will be no public participation in any future meetings of stockholders. If, however, the merger is not consummated, we expect to hold the 2010 annual meeting of stockholders.

For a stockholder proposal to be considered for inclusion in our proxy statement for our 2010 annual meeting of stockholders, the written proposal must have been received by our Secretary by November 30, 2009. Such proposal must have complied with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. If you intended to present a proposal at our 2010 annual meeting of stockholders, but you did not intend to have it included in our 2010 proxy statement, your proposal must have been delivered to the attention of our Secretary, at our principal executive offices, no earlier than January 14, 2010 and no later than February 13, 2010. If the date of our 2010 annual meeting of stockholders is more than 30 calendar days from the one-year anniversary of the date of the 2009 annual meeting of stockholders, your proposal must be received by our Secretary no earlier than the 75th day and no later than the 45th day prior to the date we first mail our proxy materials for the 2010 meeting. As set forth in our bylaws, as amended, your notice of a stockholder proposal not intended to be included in our 2010 proxy statement must set forth the information required pursuant to our bylaws, as amended.

Stockholders may propose director candidates for consideration by our board of director’s Nominating Committee by written notice directed to our Secretary, at the address of our principal executive offices. If you wanted to nominate an individual for election to our board at the 2010 annual meeting of stockholders, you must have delivered a written notice to the attention of our Secretary, no earlier than November 30, 2009. If the date of our 2010 annual meeting of stockholders is more than 30 calendar days from the one-year anniversary of the date of the 2009 annual meeting of stockholders, your proposal must have been received by our Secretary no earlier than the 75th day and no later than the 45th day prior to the date we first mail our proxy materials for the 2010 meeting. As set forth in our bylaws, as amended, your notice relating to the recommendation or nomination of a director candidate must set forth the information required pursuant to our bylaws, as amended.

For more information regarding stockholder proposals or nominations, you may request a copy of the bylaws from our Secretary. The bylaws, as amended, are also available at the SEC’s web site at www.sec.gov.

APPRAISAL RIGHTS

Under Delaware law, you have the right to dissent from the merger and to receive payment in cash for the fair value of your shares of our common stock as determined by the Delaware Court of Chancery, together with interest, if any, as determined by the court, in lieu of the consideration you would otherwise be entitled to pursuant to the merger agreement. These rights are known as appraisal rights. Stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. We will require strict compliance with the statutory procedures.

The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the merger and perfect appraisal rights.

This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex C to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Section 262 of the DGCL may result in a termination or waiver of your appraisal rights. All references in this summary to a “stockholder” are to the record holder of shares of our common stock unless otherwise indicated.

Section 262 requires that stockholders for whom appraisal rights are available be notified not less than 20 days before the stockholders’ meeting to vote on the merger that appraisal rights will be available. A copy of Section 262 must be included with such notice. This proxy statement constitutes our notice to our stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Annex C to this proxy statement since failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under Delaware law.

If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

•

you must deliver to us a written demand for appraisal of your shares before the vote with respect to the merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption and approval of the merger agreement and the merger. Voting against or failing to vote for the adoption and approval of the merger agreement and the merger by itself does not constitute a demand for appraisal within the meaning of Section 262;

•

you must not vote in favor of, or consent in writing to, the adoption and approval of the merger agreement and the merger. A vote in favor of the adoption and approval of the merger agreement and merger, by proxy, via the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A proxy which does not contain voting instructions will, unless revoked, be voted in favor of the adoption and approval of the merger agreement and the merger. Therefore, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the merger agreement and the merger or abstain from voting on the merger agreement and the merger; and

•

you must continue to hold your shares of our common stock through the effective date of the merger. Therefore, a stockholder who is the record holder of shares of our common stock on the date the written demand for appraisal is made but who thereafter transfers the shares prior to the effective date of the merger will lose any right to appraisal with respect to such shares.

If you fail to comply with any of these conditions and the merger is completed, you will be entitled to receive the merger consideration, but you will have no appraisal rights with respect to your shares of our common stock.

All demands for appraisal should be addressed to CyberSource Corporation, 1295 Charleston Road, Mountain View, California 94043, Attn: Secretary, and must be delivered before the vote on the merger agreement is taken at the special meeting and should be executed by, or on behalf of, the record holder of the shares of common stock. The demand must reasonably inform us of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares.

To be effective, a demand for appraisal by a holder of common stock must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder’s name appears on his or her stock certificate(s). Beneficial owners who do not also hold the shares of record may not directly make appraisal demands to us. The beneficial holder must, in such cases, have the registered owner, such as a brokerage firm, bank, trust or other nominee, submit the required demand in respect of those shares. If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by or for the fiduciary; and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

If you hold your shares of common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

Within 10 days after the effective time of the merger, the surviving corporation must give written notice that the merger has become effective to each stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the merger agreement and the merger. At any time within 60 days after the effective time, any stockholder who has demanded an appraisal, and who has not commenced an appraisal proceeding or joined that proceeding as a named party, has the right to withdraw the demand and to accept the cash payment specified by the merger agreement for his or her shares of common stock; after this period, the stockholder may withdraw such demand for appraisal only with the consent of the surviving corporation. Within 120 days after the effective date of the merger, any stockholder who has complied with Section 262 will, upon written request to the surviving corporation, be entitled to receive a written statement setting forth the aggregate number of shares not voted in favor of the merger agreement and the merger and with respect to which demands for appraisal rights have been received and the aggregate number of holders of such shares. A person who is the beneficial owner of shares of common stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, request from the corporation the statement described in the previous sentence. Such written statement will be mailed to the requesting stockholder within 10 days after such written request is received by the surviving corporation or within 10 days after expiration of the period for delivery of demands for appraisal, whichever is later. Within 120 days after the effective time, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 and who is otherwise entitled to appraisal rights may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. A person who is the beneficial owner of shares of our common stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file the petition described in the previous sentence. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon us, as the surviving corporation. The surviving corporation has no obligation to file such a petition in the event there are dissenting stockholders. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify the stockholder’s previously written demand for appraisal. There is no present intent on the part of us to file an appraisal petition, and stockholders seeking to exercise appraisal rights should not assume that we will file such a petition or that we will initiate any negotiations with respect to the fair value of such shares. Accordingly, stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the surviving corporation. After notice to dissenting stockholders who demanded appraisal of their shares, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Delaware Court of Chancery may require the stockholders who have demanded appraisal for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

After determination of the stockholders entitled to appraisal of their shares of common stock, the Delaware Court of Chancery will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. When the value is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court of Chancery so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing those shares.

In determining fair value and, if applicable, interest, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “fair price obviously requires consideration of all relevant factors involving the value of a company.”

Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

You should be aware that the fair value of your shares as determined under Section 262 could be more than, the same as, or less than the value that you are entitled to receive under the terms of the merger agreement.

Costs of the appraisal proceeding may be imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery as the Court deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective time of the merger, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective time; however, if no petition for appraisal is filed within 120 days after the effective time of the merger, or if the stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the terms of the merger within 60 days after the effective time of the merger, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the cash payment for shares of his, her or its shares of our common stock pursuant to the merger agreement. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the prior approval of the Court, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party will maintain the right to withdraw its demand for appraisal and to accept the cash that such holder would have received pursuant to the merger agreement within 60 days after the effective date of the merger.

In view of the complexity of Section 262, stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

CURRENT MARKET PRICE OF COMMON STOCK

We did not pay or declare cash dividends in fiscal year 2008, fiscal year 2009 or fiscal year 2010 to date, and we do not currently anticipate paying any cash dividends in the foreseeable future.

Our common stock is traded on the NASDAQ Global Select Market under the symbol CYBS. The following table sets forth the high and low sales prices of our common stock for the periods indicated as reported by the NASDAQ Global Select Market. The following table sets forth for the fiscal periods indicated the high and low sale prices for our common stock as reported by the NASDAQ Global Select Market:

	Common Stock Price
Fiscal Period	High	Low
Fiscal Year 2008
First Quarter: January 1 – March 31	$18.88	$11.95
Second Quarter: April 1 – June 30	$20.40	$13.85
Third Quarter: July 1 – September 30	$19.30	$12.81
Fourth Quarter: October 1 – December 31	$16.44	$6.00
Fiscal Year 2009
First Quarter: January 1 – March 31	$15.28	$8.91
Second Quarter: April 1 – June 30	$16.89	$12.53
Third Quarter: July 1 – September 30	$17.84	$14.02
Fourth Quarter: October 1 – December 31	$21.17	$15.77
Fiscal Year 2010
First Quarter: January 1 – March 31	$20.37	$15.82

The following table sets forth the closing price of our common stock, as reported on the NASDAQ Global Select Market on April 20, 2010, the last full trading day before we publicly announced the signed merger agreement with Visa, and on May 13, 2010, the last full trading day before the filing of this proxy statement:

Common Stock Price
April 20, 2010	$19.44
May 13, 2010	$25.64

You are encouraged to obtain current market price quotations for our common stock in connection with voting your shares. Following the merger, there will be no further market for our common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of May 10, 2010, as to (i) each director and nominee, (ii) each named executive officer, (iii) all directors and executive officers as a group, and (iv) for each person known by us to beneficially own more than 5% of the outstanding shares of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of May 10, 2010, outstanding. Percentage of beneficial ownership is based upon 71,002,523 shares of our common stock outstanding as of May 10, 2010. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite the person’s name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o CyberSource Corporation, 1295 Charleston Road, Mountain View, California 94043.

Name and Address of Beneficial Owner	Amount of our common stock	Percent of Class
BlackRock Inc. (1) 40 East 52nd Street New York, NY 10022	5,166,842	7.28%
William Blair & Company, L.L.C. (2) 222 W Adams Chicago, IL 60606	3,706,534	5.22%
William S. McKiernan (3)	3,405,668	4.80%
Robert E. Donahue (4)	72,416	*
John J. McDonnell, Jr. (5)	292,808	*
Steven P. Novak (6)	45,800	*
Carl F. Pascarella (7)	55,000	*
Richard Scudellari (8)	152,500	*
Kenneth R. Thornton (9)	189,000	*
Michael A. Walsh (10)	501,516	*
Steven D. Pellizzer (11)	331,165	*
Robert J. Ford (12)	291,296	*
George Barby (13)	181,957	*
All current executive officers and directors as a group (11 persons) (14)	5,519,126	7.77%

*	Less than 1% of our outstanding shares of our common stock.

(1)	Based solely on information as of December 31, 2009, reported on Schedule 13G filed with the SEC on January 29, 2010.

(2)	Based solely on information as of December 31, 2009, reported on Schedule 13G filed with the SEC on February 5, 2010.

(3)	Includes (i) 30,420 shares of our common stock held by members of Mr. McKiernan’s immediate family and (ii) options to purchase 799,998 shares of our common stock exercisable within 60 days of May 10, 2010. Mr. McKiernan disclaims beneficial ownership of the shares held by his immediate family.

(4)	Includes options to purchase 55,000 shares of our common stock exercisable within 60 days of May 10, 2010.

(5)	Includes (i) options to purchase 200,000 shares of our common stock exercisable within 60 days of May 10, 2010, and (ii) 27,741 shares held by Mr. McDonnell’s spouse. Mr. McDonnell disclaims beneficial ownership of the shares held by his spouse.

(6)	Includes (i) 800 shares of our common stock held by members of Mr. Novak’s immediate family and (ii) options to purchase 45,000 shares of our common stock exercisable within 60 days of May 10, 2010. Mr. Novak disclaims beneficial ownership of the shares held by his immediate family.

(7)	Includes options to purchase 40,000 shares of our common stock exercisable within 60 days of May 10, 2010. Mr. Pascarella has pledged 15,000 shares of our common stock as security.

(8)	Includes options to purchase 137,000 shares of our common stock exercisable within 60 days of May 10, 2010.

(9)	Consists of options to purchase 189,000 shares of our common stock exercisable within 60 days of May 10, 2010.

(10)	Includes options to purchase 500,005 shares of our common stock exercisable within 60 days of May 10, 2010.

(11)	Includes options to purchase 322,665 shares of our common stock exercisable within 60 days of May 10, 2010.

(12)	Consists of options to purchase 291,296 shares of our common stock exercisable within 60 days of May 10, 2010.

(13)	Consists of options to purchase 181,957 shares of our common stock exercisable within 60 days of May 10, 2010.

(14)	Includes (i) 58,961 shares of our common stock held indirectly, see footnotes 3, 5 and 6, and (ii) options to purchase 2,956,148 shares of our common stock exercisable within 60 days of May 10, 2010.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov.

Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting:

•

Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (filed with the SEC on February 26, 2010), as amended by our Form 10-K/A for the fiscal year ended on December 31, 2009 (filed on April 30, 2010).

•	Quarterly Reports filed on Form 10-Q for the fiscal quarter ended March 31, 2010 (filed on May 7, 2010).

•

Current Reports filed on Form 8-K dated January 28, 2010 (filed on January 28, 2010), March 3, 2010 (filed on March 9, 2010), April 20, 2010 (filed on April 22, 2010), dated April 21, 2010 (filed on April 21, 2010).

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by contacting Investor Relations by telephone at (650) 965-6000, by mail at CyberSource Corporation, 1295 Charleston Road, Mountain View, California 94043, Attn: Investor Relations, or by e-mail at krymill@cybersource.com. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MAY [—], 2010. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ANNEX A

MERGER AGREEMENT

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

VISA INC.

MARKET ST. CORP.

AND

CYBERSOURCE CORPORATION

Dated as of April 20, 2010

ARTICLE I

THE MERGER

A-i

A-ii

A-iii

INDEX OF DEFINED TERMS

Page(s)
401(k) Plan	A-60
Acquisition	A-68
Acquisition Proposal	A-53
Action of Divestiture	A-57
Agreement	A-1
Book-Entry Shares	A-5
Business Day	A-2
Bylaws	A-2
Cashed-Out Options	A-3
Certificate	A-5
Certificate of Incorporation	A-2
Certificate of Merger	A-2
Change of Recommendation	A-51
Change of Recommendation Notice	A-52
Closing	A-2
Closing Date	A-2
COBRA	A-30
Code	A-6
Company	A-1
Company Balance Sheet	A-13
Company Charter Documents	A-8
Company Common Stock	A-3
Company Disclosure Schedule	A-7
Company Employee Plan	A-30
Company ESPP	A-4
Company Financials	A-13
Company Intellectual Property	A-19
Company Material Contract	A-35
Company Options	A-9
Company Preferred Stock	A-9
Company Products	A-19
Company Registered Intellectual Property	A-20
Company SEC Documents	A-12
Company Stock Option Plans	A-9
Confidential Information	A-55
Confidentiality Agreement	A-54
Contaminants	A-24
Continuing Employees	A-60
Contract	A-8
Copyleft License	A-20
Copyleft Materials	A-20
Copyrights	A-20
Delaware Law	A-1
Dissenting Shares	A-4
DOJ	A-12
DOL	A-30
Domain Names	A-20
Effect	A-70

A-i

Page(s)
Effective Time	A-2
Employee	A-30
Employee Agreement	A-30
End Date	A-65
Environmental Claim	A-28
Environmental Laws	A-28
ERISA	A-31
ERISA Affiliate	A-31
Exchange Act	A-12
Exchange Agent	A-5
Exchange Fund	A-5
Export Approvals	A-39
FCPA	A-39
FTC	A-12
GAAP	A-13
Government Contract	A-38
Governmental Authorizations	A-26
Governmental Entity	A-12
HIPAA	A-31
HSR Act	A-12
Indemnified Parties	A-62
Institutions	A-26
Intellectual Property Contracts	A-21
Intellectual Property Rights	A-20
International Employee Plan	A-31
Intervening Event	A-52
Intervening Recommendation Change	A-52
IRS	A-31
Knowledge	A-70
Law	A-6
Lease Documents	A-18
Leased Real Property	A-18
Liens	A-8
made available	A-70
Major Customer	A-35
Major Supplier	A-36
Material Adverse Effect	A-70
Materials of Environmental Concern	A-28
Merger	A-1
Merger Consideration	A-3
Merger Sub	A-1
Merger Sub Common Stock	A-4
Necessary Consents	A-12
Non-Employee Option	A-3
Open Source License	A-20
Open Source Materials	A-20
Option Ratio	A-59
Parent	A-1
Parent Benefit Plans	A-61
Parent Common Stock	A-58
Parent Disclosure Schedule	A-40

A-ii

Page(s)
Parent Option	A-58
Parent Stock Plan	A-58
Parent’s 401(k) Plan	A-60
Patents	A-20
Pension Plan	A-31
Permitted Liens	A-19
Person	A-71
Proxy Statement	A-40
Registered Intellectual Property	A-20
Regulatory Laws	A-27
Rollover Option	A-58
SEC	A-12
Securities Act	A-13
Shareholder Approval	A-11
Shrink-Wrapped Code	A-21
Significant Subsidiary	A-8
Source Code	A-21
Standard Outbound Licenses	A-24
Standard Services Agreements	A-24
Stockholders’ Meeting	A-49
Subsidiary	A-8
Subsidiary Charter Documents	A-8
Superior Offer	A-54
Surviving Corporation	A-2
Tax	A-15
Tax Returns	A-16
Taxes	A-15
Technology	A-21
Termination Fee	A-67
Trade Secrets	A-20
Trademarks	A-20
Triggering Event	A-66
Vested Option	A-3
WARN	A-31

A-iii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of April 20, 2010, by and among VISA INC., a Delaware corporation (“Parent”), MARKET ST. CORP., a Delaware corporation and direct wholly owned subsidiary of Parent (“Merger Sub”), and CYBERSOURCE CORPORATION, a Delaware corporation (the “Company”).

RECITALS

A. WHEREAS, the respective boards of directors of each of Merger Sub and the Company have approved and declared advisable, and Parent’s board of directors has approved, this Agreement and the transactions contemplated hereby, including the merger of Merger Sub with and into the Company, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware (“Delaware Law”).

B. Concurrently with the execution of this Agreement, and as an inducement to Parent’s willingness to enter into this Agreement, certain senior executives and key employees of the Company are simultaneously entering into employment-related agreements with Parent.

C. The Board of Directors of the Company has unanimously of those directors present (with one director absent) resolved to recommend to its stockholders the adoption of this Agreement.

D. Parent, as the sole stockholder of Merger Sub, has approved and adopted this Agreement and approved the Merger.

E. Parent, Merger Sub and the Company desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

THE MERGER

1.1 The Merger. At the Effective Time and subject to and upon the terms and conditions of this Agreement and the applicable provisions of Delaware Law, Merger Sub shall be merged with and into the Company (the “Merger”), the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation and as a wholly owned subsidiary of Parent. The surviving corporation after the Merger is hereinafter sometimes referred to as the “Surviving Corporation.”

1.2 Effective Time; Closing. Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the relevant provisions of Delaware Law (the “Certificate of Merger”) (the time of such filing with the Secretary of State of the State of Delaware (or such later time as may be agreed in writing by the Company and Parent and specified in the Certificate of Merger) being the “Effective Time”) as soon as practicable on the Closing Date. The closing of the Merger (the “Closing”) shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom, LLP, located at 525 University Avenue, Suite 1100, Palo Alto, California, at a time and date to be specified by the parties, which shall be no later than the second (2nd) Business

Day after the satisfaction or waiver of the conditions set forth in Article VI (other than those that by their terms are to be satisfied or waived at the Closing), or at such other time, date and location as the parties hereto agree in writing; provided, however, that Parent shall have no obligation to close on any day during the last fifteen (15) calendar days of any fiscal quarter end of Parent, including the periods between (x) June 15 and July 1, 2010, (y) September 15, 2010 and October 1, 2010 and (z) December 16, 2010 and January 1, 2011. The date on which the Closing occurs is referred to herein as the “Closing Date.” “Business Day” shall mean each day that is not a Saturday, Sunday or other day on which Parent is closed for business or banking institutions located in San Francisco, California are authorized or obligated by any Law or executive order to close.

1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

1.4 Certificate of Incorporation and Bylaws. At the Effective Time, the Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) shall be amended and restated in its entirety to be identical to the Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, until thereafter amended in accordance with Delaware Law and as provided in such Certificate of Incorporation; provided, however, that at the Effective Time, Article I of the Certificate of Incorporation of the Surviving Corporation shall be amended and restated in its entirety to read as follows: “The name of the corporation is CYBERSOURCE CORPORATION.” At the Effective Time, the Bylaws of the Company (the “Bylaws”) shall be amended and restated in their entirety to be identical to the Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, until thereafter amended in accordance with Delaware Law and as provided in the Bylaws; provided, however, that at the Effective Time, the Title of the Bylaws of the Surviving Corporation shall be amended and restated in its entirety to read as follows: “Bylaws of CyberSource Corporation.”

1.5 Directors and Officers. Unless otherwise determined by Parent prior to the Effective Time, the initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time, until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified. Unless otherwise determined by Parent prior to the Effective Time, the initial officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time, until the earlier of their death, resignation or removal or until their respective successors are duly appointed. In addition, unless otherwise determined by Parent prior to the Effective Time, Parent, the Company and the Surviving Corporation shall cause the directors and officers of Merger Sub immediately prior to the Effective Time to be the directors and officers, respectively of each of the Company’s Subsidiaries immediately after the Effective Time, each to hold office as a director or officer of each such Subsidiary in accordance with the provisions of the Laws of the respective jurisdiction of organization and the respective bylaws or equivalent organizational documents of each such Subsidiary.

1.6 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any shares of capital stock of the Company, the following shall occur:

(a) Company Common Stock. Each share of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than any shares of Company Common Stock to be canceled pursuant to Section 1.6(c), will be canceled and extinguished and automatically converted (subject to Section 1.7) into the right to receive an amount of cash equal to $26.00, without interest (such amount of cash hereinafter referred to as the “Merger Consideration”) to be distributed in the manner provided in Section 1.8 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in Section 1.10).

(b) Cashed-Out Options. At the Effective Time, each Company Option that is either (A) held by any Person other than an employee of the Company or any of its Subsidiaries (each such Company Option, a “Non-Employee Option”) or (B) that is vested as of the Effective Time, giving effect to any acceleration of vesting resulting from the Merger or as a result of the adjustment to vesting schedules pursuant to Section 5.9(a) of this Agreement (each such Company Option, a “Vested Option,”) or (C) that has a per share exercise price greater than the per share Merger Consideration and together with the Non-Employee Options and the Vested Options, the “Cashed-Out Options”), and, in each case, that is unexpired, unexercised and outstanding immediately prior to the Effective Time shall, on the terms and subject to the conditions set forth in this Agreement, terminate in its entirety at the Effective Time, and the holder of each Cashed-Out Option shall be entitled to receive therefor an amount of cash (rounded down to the nearest whole cent), if any, equal to the product of (i) the number of shares of Company Common Stock as to which such Company Option was vested and exercisable immediately prior to the Effective Time (giving effect to any acceleration of vesting resulting from the Merger), and (ii) the excess, if any, of the per share Merger Consideration over the exercise price of such Company Option immediately prior to the Effective Time. Parent will promptly following the Closing deliver to the Exchange Agent a list of all holders of Cashed-Out Options for payment without further action required by such holders of such Cashed-Out Options.

(c) Cancellation of Treasury and Parent Owned Stock. Each share of Company Common Stock held by the Company or Parent or any direct or indirect wholly-owned Subsidiary of the Company or of Parent immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no Merger Consideration shall be delivered in exchange therefor.

(d) Capital Stock of Merger Sub. Each share of common stock, par value $0.01 per share, of Merger Sub (the “Merger Sub Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation. After the Effective Time, each certificate evidencing ownership of shares of Merger Sub Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

(e) Employee Stock Purchase Plan. The Company shall take all actions necessary or appropriate (including accelerating an offering or purchase period), so that effective no later than the Effective Date, the Company 1999 Employee Stock Purchase Plan (the “Company ESPP”) will be terminated and no participants under the Company ESPP will have any further rights thereunder from and following the Effective Time. To the extent any offering period under the Company ESPP is in progress prior to such termination, the Company shall ensure that such offering period shall end prior to such termination, and that each participant’s accumulated contributions for such offering period are applied towards the purchase of Company Common Stock immediately prior to such termination unless the participant has previously withdrawn from such offering period in accordance with the terms of such plan.

(f) Adjustments to Merger Consideration. The Merger Consideration shall be adjusted to reflect fully the appropriate effect of any stock split, reverse stock split, stock dividend or distribution (including any dividend or distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification or other like change with respect to Company Common Stock having a record date on or after the date hereof and prior to the Effective Time.

1.7 Dissenting Shares.

(a) Notwithstanding any other provision of this Agreement to the contrary, other than Section 1.7(b), any shares of Company Common Stock held by a holder who: (i) has not voted in favor of the Merger or consented thereto in writing, (ii) has perfected its rights to appraisal in accordance with Section 262 of Delaware Law and (iii) as of the Effective Time, has not effectively withdrawn or lost such holder’s appraisal rights (collectively, the “Dissenting Shares”), shall not be converted into or represent a right to receive the applicable Merger Consideration set forth in Section 1.6, but instead shall be converted into the right to receive only such consideration as may be determined to be due to the holder thereof as provided by Delaware Law. From and after the Effective Time, a holder of Dissenting Shares shall not be entitled to exercise any of the voting rights or other rights of an equity owner of the Surviving Corporation or of a stockholder of Parent.

(b) Notwithstanding the provisions of Section 1.7(a), if any holder of shares of Company Common Stock who demands appraisal for such shares in accordance with Delaware Law shall effectively withdraw or lose (through failure to perfect or otherwise) such holder’s appraisal rights under Delaware Law, then, as of the later of the Effective Time and the occurrence of such event, such holder’s shares shall automatically be converted into and represent only the right to receive the Merger Consideration as set forth in Section 1.6, without interest thereon, upon surrender of the certificate representing such shares.

(c) The Company shall give Parent (i) prompt notice of any written demands for appraisal rights of any shares of Company Common Stock, withdrawals of such demands, and any other instruments served pursuant to Delaware Law and received by the Company which relate to any such demand for appraisal rights and (ii) the opportunity to participate in and direct all negotiations and proceedings which take place prior to the Effective Time with respect to demands for appraisal rights under Delaware Law. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any such demands or offer to settle or settle any such demands. Any communication to be made by the Company to any holder of Company Common Stock with respect to such demands shall be submitted to Parent in advance and shall not be presented to any holder of Company Common Stock prior to the Company receiving Parent’s consent, such consent not to be unreasonably withheld.

1.8 Surrender of Certificates or Transfer of Book-Entry Shares.

(a) Exchange Agent. Prior to the Effective Time, Parent shall designate a national bank or trust company to act as the exchange agent (the “Exchange Agent”) for the payment of the Merger Consideration in respect of certificates that immediately prior to the Effective Time represented shares of Company Common Stock (each, a “Certificate”) or non-certificated shares represented by book-entry (the “Book-Entry Shares”), in each instance other than Dissenting Shares, in accordance with this Article I and Parent shall enter into a customary exchange agent agreement with the Exchange Agent.

(b) Parent to Provide Cash. At the Effective Time, Parent shall deliver to the Exchange Agent for exchange in accordance with this Article I, cash in an amount sufficient to pay the full amount of the Merger Consideration payable pursuant to Section 1.6(a) in exchange for outstanding shares of Company Common Stock and all Cashed-Out Options. Any cash deposited with the Exchange Agent shall hereinafter be referred to as the “Exchange Fund.”

(c) Exchange Procedures. Promptly after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record (as of the Effective Time) of a Certificate or Book-Entry Shares, whose shares were converted into the right to receive the Merger Consideration pursuant to Section 1.6(a): (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates or transfer of Book-Entry Shares to the Exchange Agent and shall otherwise be in customary form) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for cash constituting the Merger Consideration. Upon (x) surrender of Certificates for cancellation to the Exchange Agent together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto and such other documents as may reasonably be required by the Exchange Agent, or (y) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of Book-Entry Shares, the holder of record of such Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor the cash constituting the Merger Consideration, and the Certificates so surrendered or Book-Entry Shares so transferred shall forthwith be canceled. Until so surrendered or transferred, outstanding Certificates or Book-Entry Shares, respectively, will be deemed from and after the Effective Time, for all corporate purposes, to evidence the right to receive the Merger Consideration into which such shares of Company Common Stock shall have been so converted. No interest will be paid or accrue on any cash payable to holders of Certificates or Book-Entry Shares under the provisions of this Article I.

(d) Required Withholding. Each of the Exchange Agent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock, Company Options or otherwise, such amounts as may be required to be deducted or withheld therefrom under the Internal Revenue Code of 1986, as amended (the “Code”) or under any provision of state, local or foreign Tax Law or under any other applicable Law. To the extent such amounts are so deducted or withheld, the amount of such consideration shall be treated for all purposes under this Agreement as having been paid to the Person to whom such consideration would otherwise have been paid.

(e) No Liability. Notwithstanding anything to the contrary in this Section 1.8, neither the Exchange Agent, the Surviving Corporation nor any party hereto shall be liable to any person in respect of Merger Consideration from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar federal, state, local, municipal, or foreign law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, arbitration award, agency requirement, license or permit, constitution, principle of common law, resolution, ordinance, code, edict, directive, rule, regulation, ruling, judgment or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity (collectively, “Law”).

(f) Investment of Exchange Fund. The Exchange Agent shall invest the cash included in the Exchange Fund as directed by Parent on a daily basis; provided, however, that no such investment or loss thereon shall affect the amounts payable to Company stockholders pursuant to this Article I. Any interest and other income resulting from such investment shall become a part of the Exchange Fund, and any amounts in excess of the amounts payable to Company stockholders pursuant to this Article I shall promptly be paid to Parent. If for any reason (including losses) the Exchange Fund is inadequate to pay the amounts to which holders of shares of Company Common Stock shall be entitled under this Article I, Parent shall take all steps necessary to deposit in trust additional cash with the Exchange Agent sufficient to make all payments required under this Agreement, and Parent shall in any event be liable for payment thereof. The Exchange Fund shall not be used for any other purpose.

(g) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of Certificates or Book-Entry Shares or Cashed-Out Options six (6) months after the Effective Time shall, at the request of the Surviving Corporation, be delivered to the Surviving Corporation to be held in trust for such holders or otherwise according to the instruction of the Surviving Corporation, and any Person entitled to payment in accordance with this Article I shall be entitled to look only to the Surviving Corporation solely as general creditors for the cash constituting the Merger Consideration (which shall not accrue interest) pursuant to Section 1.6(a) with respect to the shares of Company Common Stock formerly represented thereby.

1.9 No Further Ownership Rights in Company Common Stock. From and after the Effective Time, the former holders of shares of Company Common Stock will cease to have any rights with respect to such shares except as otherwise provided herein or by applicable Law. After the Effective Time, there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

1.10 Lost, Stolen or Destroyed Certificates. In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such cash constituting the Merger Consideration; provided, however, that Parent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Parent, the Company or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

1.11 Further Action. At and after the Effective Time, the officers and directors of Parent and the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company and Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of Company and Merger Sub, any other actions and things reasonably necessary to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets acquired by the Surviving Corporation as a result of the Merger.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (i) as expressly disclosed in the Company SEC Documents (other than as set forth in the forward-looking statements, the risk factors contained therein or the exhibits thereto) prior to the date hereof and (ii) as disclosed in writing in the disclosure schedule supplied by the Company to Parent dated as of the date hereof (the “Company Disclosure Schedule”), the Company hereby represents and warrants to Parent and Merger Sub as follows:

2.1 Organization; Standing and Power; Charter Documents; Subsidiaries.

(a) Organization; Standing and Power. The Company and each of its Subsidiaries are each a corporation or other organization duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary (except, in the case of good standing, for entities organized under the Laws of any jurisdiction that does not recognize such concept), and each has the requisite power and authority to own, lease and operate its properties and to carry on its business as currently conducted, except where the failure to be so organized, qualified, validly existing and in good standing would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary,” when used with respect to any party, shall mean any corporation, association, business entity, partnership, limited liability company or other Person of which such party, either alone or together with one or more Subsidiaries or by one or more Subsidiaries, (i) directly or indirectly owns or controls securities or other interests representing more than fifty percent (50%) of the voting power of such Person or (ii) is entitled, by Contract or otherwise, to elect, appoint or designate directors constituting a majority of the members of such Person’s board of directors or other governing body. For purposes of this Agreement, “Contract” shall mean any written, oral or other agreement, contract, subcontract, settlement agreement, lease, indenture, mortgage, instrument, note, bond, option, warranty, guarantee, sales or purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment, instrument or undertaking of any nature, as in effect as of the date hereof or as may hereinafter be enforceable against the Company or its Subsidiaries.

(b) Charter Documents and Minutes. The Company has made available to Parent (i) a true, complete and correct copy of the Certificate of Incorporation and the Bylaws of the Company, each as amended to date (collectively, the “Company Charter Documents”) and (ii) the certificate of incorporation and bylaws, or like organizational documents (collectively, “Subsidiary Charter Documents”), of each of its Subsidiaries that is a “significant subsidiary” within the meaning of Rule 1-02 of Regulation S-X promulgated by the SEC (a “Significant Subsidiary”), and each such instrument is in full force and effect. The Company is not in violation of any of the provisions of the Company Charter Documents and each of its Subsidiaries is not in violation of its respective Subsidiary Charter Documents. The Company has made available to Parent complete and correct copies of the minutes (or, in the case of draft minutes, the most recent drafts thereof) of all meetings of the shareholders, the Board of Directors and each committee of the Board of Directors of the Company and each of its Subsidiaries held since January 1, 2007, except in each case for (i) records that may discuss the Merger or strategic alternatives and (ii) draft minutes pending approval by the Board of Directors of the Company or any committee thereof.

(c) Subsidiaries. Section 2.1(c) of the Company Disclosure Schedule sets forth a complete and correct list of each Subsidiary of the Company, its place and form of organization and each jurisdiction in which it is authorized to conduct or actually conducts business. Other than directors’ qualifying shares required under applicable Law, the Company is the direct or indirect owner of all of the outstanding shares of capital stock of, or other equity or voting interests in, each such Subsidiary and all such shares have been duly authorized, validly issued and are fully paid and non-assessable, free and clear of all pledges, claims, liens, charges, mortgages, deeds of trust, restrictions, easements, encumbrances, options and security interests of any kind or nature whatsoever (collectively, “Liens”), (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests), except for Permitted Liens and restrictions imposed by applicable securities Laws. Other than the Subsidiaries of the Company, neither the Company nor any of its Subsidiaries owns any capital stock of, or other equity or voting interests of any nature in, or any interest convertible, exchangeable or exercisable for, capital stock of, or other equity or voting interests of any nature in, any other Person.

2.2 Capital Structure.

(a) Capital Stock. The authorized capital stock of the Company consists of: (i) 125,000,000 shares of Company Common Stock and (ii) 5,610,969 shares of preferred stock, par value $0.001 per share (the “Company Preferred Stock”). As of the close of business on April 16, 2010:

(i) 70,832,694 shares of Company Stock were issued and outstanding (of which no shares were Company restricted shares); and

(ii) no shares of Company Preferred Stock were issued and outstanding.

No shares of Company Common Stock are owned or held by any Subsidiary of the Company. All outstanding shares of Company Common Stock are, and all shares that may be issued pursuant to any Company Stock Plan will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and non-assessable and are not (or, in the case of shares that have not yet been issued, will not be) subject to preemptive rights created by statute, the Company Charter Documents, or any agreement to which the Company is a party or by which it is bound.

(b) Company Options. As of the close of business on April 16, 2010: (i) 10,473,594 shares of Company Common Stock are issuable upon the exercise of outstanding options to purchase Company Common Stock under the Company’s 1999 Stock Option Plan, 1999 Non-qualified Stock Option Plan and the PaylinX Plan (collectively, the “Company Stock Option Plans”) (such options, whether payable in cash, shares or otherwise granted under or pursuant to the Company Stock Option Plans are referred to in this Agreement as “Company Options”), the weighted average exercise price of such Company Options is $12.23073 and 5,396,916 such Company Options are vested and exercisable; (ii) 2,603,091 shares of Company Common Stock are available for future grant under the Company Stock Option Plans; (iii) 120,495 shares of Company Common Stock are issuable under the Company ESPP; and (iv) no shares of Company Common Stock were subject to issuance pursuant to outstanding stock options granted outside of the Company Stock Option Plans, or the Company ESPP. The Company has made available to Parent a list as of April 16, 2010, for each such Company Option: (a) the name of the holder of such Company Option, (b) the number of shares of Company Common Stock subject to such Company Option, (c) the exercise price of such Company Option, (d) the date on which such Company Option was granted or issued, (e) the Company Stock Option Plan under which such Company

Option was issued and whether such Company Option is an “incentive stock option” (as defined in Section 422 of the Code) or a non-qualified stock option, (f) for each Company Option, whether such Company Option is held by a Person who is not an employee of the Company or any of its Subsidiaries, (g) the applicable vesting schedule, if any, and the extent to which such Company Option is vested and exercisable as of the date hereof and (h) the date on which such Company Option expires. All shares of Company Common Stock subject to issuance under the Company Stock Option Plans and the Company ESPP, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and non-assessable. The Company Stock Option Plans and the Company ESPP are the only plans or programs the Company or any of its Subsidiaries has maintained under which stock options or other compensatory equity-based awards have been or may be granted. Except as set forth in Section 2.2(b) of the Company Disclosure Schedule, there are no commitments or agreements of any character to which the Company is bound obligating the Company to accelerate the vesting or exercisability of any Company Option as a result of the Merger (whether alone or upon the occurrence of any additional or subsequent events). Section 2.2(b) of the Company Disclosure Schedule sets forth the aggregate amount credited to the accounts of participants in the Company ESPP for, and as of, the end of the most recent bi-weekly payroll period ending prior to the date hereof. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company.

(c) Other Securities. Except as otherwise set forth in Section 2.2(b) or Section 2.2(c), as of the date hereof, there are no securities, options, warrants, calls, rights, contracts, commitments, agreements, instruments, obligations or undertakings of any kind to which the Company or any of its Subsidiaries is a party or by which any of them is bound obligating (or purporting to obligate) the Company or any of its Subsidiaries to (including on a deferred basis) issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock, other voting securities or any securities convertible into shares of capital stock, or other voting securities of the Company or any of its Subsidiaries, or obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, instrument, obligation or undertaking. There are no outstanding Contracts to which the Company or any of its Subsidiaries is a party or by which any of them is bound obligating the Company or any of its Subsidiaries to (i) repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries or (ii) dispose of any shares of the capital stock of, or other equity or voting interests in, any of its Subsidiaries. The Company is not a party to any voting agreement with respect to shares of the capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries and to the Company’s Knowledge, there are no irrevocable proxies and no voting agreements, voting trusts, rights plans, anti-takeover plans or registration rights agreements with respect to any shares of the capital stock of, or other equity or voting interests in, the Company or any of its Significant Subsidiaries to which the Company or any of its Subsidiaries is a party or by which any of them are bound.

2.3 Authority; No Conflict; Necessary Consents.

(a) Authority. The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, subject, in the case of consummation of the Merger, to obtaining the adoption of this Agreement by the Company’s stockholders as contemplated in Section 5.2. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required on the part of the Company to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject only to the adoption of this Agreement by the Company’s stockholders as contemplated by Section 5.2 and the filing of the Certificate of Merger pursuant to Delaware Law. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock is the only vote of the holders of any class or series of Company capital stock necessary to adopt this Agreement and consummate the Merger and the other transactions contemplated hereby (the “Shareholder Approval”). The Board of Directors of the Company has, by resolution adopted by unanimous vote of those directors present (with one director absent) at a meeting of Directors duly called and held and not subsequently rescinded or modified in any way (except as is permitted pursuant to Section 5.3(d) hereof), duly (i) determined that the Merger, this Agreement and the transactions contemplated hereby are fair to, and in the best interests of, the Company and its stockholders and declared the Merger, this Agreement and the transactions contemplated hereby to be advisable, (ii) approved this Agreement and the transactions contemplated thereby, including the Merger, and (iii) recommended that the stockholders of the Company approve and adopt this Agreement and directed that such matter be submitted to the Company’s stockholders at the Company Stockholders’ Meeting. This Agreement has been duly executed and delivered by the Company and assuming due authorization, execution and delivery by Parent and Merger Sub, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or affecting the rights and remedies of creditors generally and to general principles of equity.

(b) No Conflict. The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby, will not (i) contravene, conflict with, result in a breach of or violate any provision of the Company Charter Documents or any Subsidiary Charter Documents of any Significant Subsidiary of the Company or the organizational documents of CyberSource K.K, (ii) subject to obtaining the adoption of this Agreement by the Company’s stockholders as contemplated in Section 5.2 and compliance with the requirements set forth in Section 2.3(c), conflict with or violate any material Law applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries or any of their respective properties or assets (whether tangible or intangible) is bound or affected or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or materially impair the Company’s rights or to the Company’s Knowledge, alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of any Company Material Contract or any Governmental Authorization affecting, or relating in any way to, the assets or business of the Company or any of its Subsidiaries, or result in the creation of a Lien on any of the properties or assets of the Company or any of its Subsidiaries other than Permitted Liens. Section 2.3(b) of the Company Disclosure Schedule lists all consents, waivers and approvals required to be obtained in connection with the consummation of the transactions contemplated hereby under any Company Material Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or any of their properties or assets is bound or affected, which, if individually or in the aggregate, not obtained, individually or in the aggregate, would reasonably be expected to be material to the Company and its Subsidiaries taken as a whole, or result in the Company or any of its Subsidiaries incurring any material penalties or other financial obligations or to materially and adversely affect the ability of the parties hereto to consummate the Merger within the time frame in which the Merger would otherwise be consummated in the absence of the need for such consent, waiver or approval.

(c) Necessary Consents. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with any supranational, national, state, municipal, local or foreign government, any instrumentality, subdivision, court, arbitral body, administrative agency or commission or other governmental authority or instrumentality or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority (a “Governmental Entity”) or any other Person is required to be obtained or made by the Company in connection with the execution and delivery of this Agreement or the consummation of the Merger and other transactions contemplated hereby and thereby, except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company or Parent are qualified to do business, (ii) the filing of the Proxy Statement with the United States Securities and Exchange Commission (the “SEC”) in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, (iii) the filing of the Notification and Report Forms with the United States Federal Trade Commission (“FTC”) and the Antitrust Division of the United States Department of Justice (“DOJ”) required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), and the expiration or termination of the applicable waiting period under the HSR Act and such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under the foreign merger control regulations identified in Section 2.3(c) of the Company Disclosure Schedule, (iv) approval of the Company’s stockholders as contemplated in Section 5.2, (v) such other filings and notifications as may be required to be made by the Company under federal, state or foreign securities Laws or the rules and regulations of the Nasdaq Stock Market and (vi) such other consents, waivers, approvals, orders, authorizations, registrations, declarations and filings which if not obtained or made would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries taken as a whole, or to materially and adversely affect the ability of the parties hereto to consummate the Merger within the time frame in which the Merger would otherwise be consummated in the absence of the need for such consent, waiver, approval, order, authorization, registration, declaration or filing. The consents, approvals, orders, authorizations, registrations, declarations and filings set forth in (i) through (vi) are referred to herein as the “Necessary Consents.”

2.4 SEC Filings; Financial Statements; Internal Controls.

(a) SEC Filings. The Company has filed or furnished all required registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since January 1, 2007. All such required registration statements, prospectuses, reports, schedules, forms, statements and other documents, as each of the foregoing have been amended since the time of their filing, (including those that the Company may file subsequent to the date hereof) are referred to herein as the “Company SEC Documents.” As of their respective dates, the Company SEC Documents (i) were prepared in accordance with, and complied in all material respects with, the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, or the Sarbanes-Oxley Act of 2002, as the case may be, and, in each case, the rules and regulations promulgated thereunder applicable to such Company SEC Documents and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing), and each such Company SEC Document filed subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is required to file or furnish any forms, reports or other documents with the SEC. The Company has made available to Parent complete and correct copies of all amendments and modifications effected prior to the date of this Agreement that have not yet been filed by the Company with the SEC but which are required to be filed, to Contracts and other documents that previously had been filed by the Company with the SEC and are currently in effect. The Company has made available to Parent true, correct and complete copies of all correspondence between the SEC, on the one hand, and the Company and any of its Subsidiaries, on the other, since January 1, 2007, including all SEC comment letters and written responses to such comment letters by or on behalf of the Company. As of the date hereof, to the Knowledge of the Company, none of the Company SEC Documents are the subject of ongoing SEC review or outstanding SEC comment. Each of the principal executive officers of the Company and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or Rule 15d-14 under the Exchange Act or Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 with respect to the Company SEC Documents and, at the time of filing or submission of such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act of 2002. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act of 2002.

(b) Financial Statements. Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Documents (the “Company Financials”), including each Company SEC Document filed after the date hereof until the Closing: (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC and (iii) fairly and accurately presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of the Company’s operations and cash flows for the periods indicated (subject to normal year-end adjustments in the case of any unaudited interim financial statements). As of the date of this Agreement, the Company does not intend to correct or restate, and to the Company’s Knowledge, there is not any basis to correct or restate, any of the Company Financials. The consolidated balance sheet of the Company and its consolidated subsidiaries as of December 31, 2009 contained in the Company SEC Documents is hereinafter referred to as the “Company Balance Sheet.” Except as disclosed in the Company Financials, since December 31, 2009, neither the Company nor any of its Subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a consolidated balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP, except for (i) liabilities incurred since the date of the Company Balance Sheet in the ordinary course of business consistent with past practice and (ii) liabilities incurred in connection with this Agreement or the transactions contemplated hereby. The Company has not had any dispute with any of its auditors regarding material accounting matters or policies during any of its past five full fiscal years or during the current fiscal year-to-date. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar off-balance sheet Contract relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose Person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC).

(c) Internal Controls. The Company has established and maintains a system of internal controls over financial reporting required by Rules 13a-15 or 15d-15 of the Exchange Act sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of its consolidated financial statements in accordance with GAAP, including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries, (ii) provide reasonable assurance that material information relating to the Company and its Subsidiaries is promptly made known to the officers responsible for establishing and maintaining the system of internal controls, (iii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with appropriate authorizations of management and the Board of Directors of the Company, (iv) provide reasonable assurance that access to assets is permitted only in accordance with management’s general or specific authorization, (v) provide reasonable assurance that the reporting of assets is compared with existing assets at regular intervals and appropriate action is taken with respect to any differences, (vi) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company and its Subsidiaries and (vii) provide reasonable assurance that any significant deficiencies or material weaknesses in the design or operation of internal controls which are reasonably likely to materially and adversely affect the ability to record, process, summarize and report financial information, and any fraud, whether or not material, that involves the Company’s management or other Employees who have a role in the preparation of financial statements or the internal controls utilized by the Company and its Subsidiaries, are adequately and promptly disclosed to the Company’s independent auditors and the audit committee of the Company’s Board of Directors. Neither the Company nor any of its Subsidiaries (including any Employee thereof) nor, to the Company’s Knowledge, the Company’s independent auditors have identified or been made aware of (i) any significant deficiency or material weakness in the system of internal controls utilized by the Company and its Subsidiaries, (ii) any fraud, whether or not material, that involves the Company’s management or other Employees who have a role in the preparation of financial statements or the internal controls utilized by the Company and its Subsidiaries or (iii) any claim or allegation regarding any of the foregoing.

(d) Disclosure Controls. The Company has established and maintains disclosure controls and procedures required by Rules 13a-15 or 15d-15 of the Exchange Act to ensure that all material information relating to the Company and its Subsidiaries required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports.

(e) Audit Committee. The audit committee of the Board of Directors of the Company includes an Audit Committee Financial Expert, as defined by Item 407(d)(5)(ii) of Regulation S-K.

(f) Code of Ethics. The Company has adopted a code of ethics, as defined by Item 406(b) of Regulation S-K, for senior financial officers, applicable to its principal financial officer, comptroller or principal accounting officer, or persons performing similar functions. The Company has promptly disclosed any change in or waiver of the Company’s code of ethics with respect to any such persons, as required by Section 406(b) of the Sarbanes-Oxley Act. To the Company’s Knowledge, there have been no violations of provisions of the Company’s code of ethics by any such persons since January 1, 2007.

(g) There are no outstanding loans or other extensions of credit made by the Company or any of its Subsidiaries to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company. The Company has not, since the enactment of the Sarbanes-Oxley Act, taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(h) Since January 1, 2007, the company has complied in all material respects with the applicable listing and corporate governance rules and regulations of the NASDAQ.

2.5 Absence of Certain Changes or Events. Since December 31, 2009, through the date hereof, other than the transactions contemplated by this Agreement, the business of the Company and each of its Subsidiaries has been conducted in the ordinary course consistent with past practice and none of the Company or any Subsidiary has taken any action that, if taken after the date of this Agreement, would require consent pursuant to Section 4.1(b) of this Agreement. Since December 31, 2009, there has not been any Material Adverse Effect on the Company or any event, change, development or set of circumstances that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

2.6 Taxes.

(a) Definition of Taxes and Tax Returns. For the purposes of this Agreement, “Tax” or “Taxes” shall mean (i) any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes as well as public imposts, fees and social security charges (including health, unemployment, workers’ compensation and pension insurance), together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity, (ii) any liability for the payment of any amounts of the type described in clause (i) of this Section 2.6(a) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period (including any arrangement for group or consortium Tax relief or similar arrangement) and (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) of this Section 2.6(a) as a result of any express or implied obligation to indemnify any other person or as a result of any obligation under any agreement or arrangement or otherwise obligated to make any payment determined by reference to the Tax liability of a third party. “Tax Returns” shall mean all returns, reports, documents, declarations, information statements, claims for refund, and other information and filings (including elections, disclosures, schedules and estimates), and any attachments, addenda or amendments thereto (whether or not a payment is required to be made with respect to any such return) relating to Taxes.

(b) Taxes, Tax Returns and Audits.

(i) The Company and each of its Subsidiaries have (A) duly and timely filed or caused to be filed all Tax Returns and such Tax Returns are true, correct, and complete in all material respects, (B) duly and timely paid or withheld (and timely paid over any withheld amounts to the appropriate Governmental Entity) all Taxes required to be paid or withheld whether or not shown as due on any Tax Return, and (C) established reserves in accordance with GAAP that are adequate for the payment of all Taxes not yet due and payable with respect to the assets and operations of the Company and each Subsidiary through the date of this Agreement.

(ii) Neither the Company nor any of its Subsidiaries has any liability for unpaid Taxes which have not been accrued or reserved on the Company Financials, whether asserted or unasserted, contingent or otherwise, and neither the Company nor any of its Subsidiaries has incurred any liability for Taxes since the date of the Company Balance Sheet other than in the ordinary course of business.

(iii) No deficiency for any Tax has been asserted, proposed, assessed or, to the Company’s Knowledge, threatened by any Governmental Entity against the Company or any of its Subsidiaries which has not been satisfied by payment, finally settled or withdrawn.

(iv) No claim has been made by any Governmental Entity that the Company or any of its Subsidiaries is or may be subject to any taxation by a jurisdiction in which it does not file Tax Returns, and there are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment or collection of any Taxes or deficiencies of the Company or any of its Subsidiaries.

(v) There is no claim, audit, action, suit, request for ruling or determination, investigation, or administrative or court proceeding now pending, outstanding or, to the Company’s Knowledge, threatened against or with respect to the Company or any of its Subsidiaries in respect of any Tax Return of the Company or any of its Subsidiaries.

(vi) No adjustment relating to any Tax Return filed by the Company or any of its Subsidiaries has been proposed by any Governmental Entity to the Company or any of its Subsidiaries or any representative thereof that remains unpaid.

(vii) Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code.

(viii) Neither the Company nor any of its Subsidiaries (A) has filed any disclosures under Section 6662 of the Code or comparable provisions of state, local or foreign Tax Law to prevent the imposition of penalties with respect to any Tax reporting position taken on any Tax Return or (B) has consummated or participated in, and is not currently participating in, any transaction that was or is a “tax shelter” transaction as defined in Sections 6662 or 6111 of the Code or the Treasury Regulations promulgated thereunder and has participated in, or is currently participating in, a “listed transaction” or a “reportable transaction” within the meaning of Section 6707A(c) of the Code or Treasury Regulations Section 1.6011-4(b), or any transaction requiring disclosure under a corresponding or similar provision of state, local, or foreign Tax Law.

(ix) Neither the Company nor any of its Subsidiaries (A) is a party to any Tax sharing, indemnification, allocation or similar agreement, whether or not written, or (B) has any liability for the Taxes of any person (other than Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law including any arrangement for group or consortium Tax relief or similar arrangement), as a transferee or successor, by contract or agreement, or otherwise.

(x) Neither the Company nor its Subsidiaries will be required to include any income or gain or exclude any deduction or loss from taxable income (A) as a result of any (I) change in method of accounting under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign Tax Law), (II) closing agreement under Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law), (III) installment sale or open transaction disposition or (IV) prepaid amount received on or prior to the Closing Date or (B) otherwise as a result of a transaction or accounting method that accelerated an item of deduction into periods ending on or before the Closing Date or a transaction or accounting method that deferred an item of income into periods beginning after the Closing Date.

(xi) The Company is not and has not been a United States real property holding company within the meaning of Section 897(c)(2) of the Code.

(xii) There are no Liens for Taxes upon the assets of the Company or any Subsidiary except Liens for Taxes not yet due and payable.

(xiii) There is no power of attorney given by or binding upon the Company or any of its Subsidiaries with respect to Taxes for any period for which the statute of limitations (including waivers or extensions) has not yet expired.

(xiv) The Company and its Subsidiaries are in compliance in all material respects with all applicable transfer pricing Laws and regulations, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology of the Company and its Subsidiaries.

(xv) Neither the Company nor any of its Subsidiaries is subject to Tax in any country other than its country of incorporation or formation by virtue of having a permanent establishment or place of business in that country.

(xvi) Section 2.6(b)(xvi) of the Company Disclosure Schedule contains a list of all jurisdictions (whether foreign or domestic) in which the Company or any of its Subsidiaries currently files a return.

(xvii) The Company has made available to Parent all material Tax Returns of the Company and its Subsidiaries (whether foreign or domestic) for the last three (3) years.

(xviii) The Company and its Subsidiaries are in compliance with all terms and conditions of any Tax exemption, Tax holiday or other Tax reduction agreement or order of a territory or non-U.S. government.

2.7 Title to Properties.

(a) Properties. Neither the Company nor any of its Subsidiaries owns any real property. Section 2.7(a) of the Company Disclosure Schedule sets forth a list of all real property currently leased, licensed or subleased by the Company or any of its Subsidiaries or otherwise used or occupied by the Company or any of its Subsidiaries (the “Leased Real Property”). The Company has made available to Parent true, correct and complete copies of all Contracts under which the Leased Real Property is currently leased, licensed, subleased used or occupied by the Company or any of its Subsidiaries (“Lease Documents”). All Lease Documents are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of the Lease Documents, any existing breach, default or event of default (or event which with notice or lapse of time, or both, would constitute a default) by the Company or its Subsidiaries or, to the Company’s Knowledge, any third Person under any of the Lease Documents, in each case subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or affecting the rights and remedies of creditors generally and to general principles of equity. Except as set forth on Section 2.7(a) of the Company Disclosure Schedule, (i) no parties have a sublease to and no parties other than the Company or any of its Subsidiaries have a right to occupy any material Leased Real Property, (ii) the Leased Real Property is used only for the operation of the business of the Company and its Subsidiaries, (iii) the Leased Real Property and the physical assets of the Company and the Subsidiaries are, in all material respects, in good condition and repair and regularly maintained in accordance with standard industry practice, (iv) the Leased Real Property is in compliance, in all material respects, with applicable Laws and (v) neither the Company nor any of its Subsidiaries will be required to incur any material cost or expense for any restoration or surrender obligations, or any other material costs otherwise qualifying as asset retirement obligations under applicable Law upon the expiration or earlier termination of any leases or other occupancy agreements for the Leased Real Property.

(b) Valid Title. The Company and each of its Subsidiaries have good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of their material tangible properties and assets reflected in the latest Company Financials included in the Company SEC Documents, free and clear of any Liens except (i) as reflected in the Company Balance Sheet, (ii) (A) statutory liens for Taxes or other payments that are not yet due and payable; (B) statutory liens to secure obligations to landlords, lessors or renters under leases or rental agreements; (C) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance or similar programs mandated by applicable Law; (D) statutory liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies and other like liens; and (E) statutory purchase money liens (clauses (A), (B), (C) and (D) collectively, the “Permitted Liens”) and (iii) such imperfections of title and encumbrances, if any, which do not materially impair the continued use of the properties or assets subject thereto or affected thereby, or otherwise materially impair business operations at such properties.

2.8 Intellectual Property.

Definitions. For all purposes of this Agreement, the following terms shall have the following respective meanings:

“Company Intellectual Property” shall mean any and all Technology and Intellectual Property Rights that are owned by, or purported to be owned by, the Company or its Subsidiaries, including the Company Registered Intellectual Property.

“Company Products” shall mean all products, technology, software, or service offerings of the Company or any of its Subsidiaries that are marketed, sold, or distributed, supported or in inventory or that the Company or any of its Subsidiaries intends to market, sell, or distribute, including any products, technology, software, or service offerings under development, and including any such products, technology, software, or service offerings that form the basis, in whole or in part, of any revenue or business projection of the Company or any of its Subsidiaries.

“Company Registered Intellectual Property” shall mean the Registered Intellectual Property owned by or filed in the name of the Company or any of its Subsidiaries.

“Copyleft License” shall mean any license that requires, as a condition of use, modification and/or distribution of any materials that software or other Technology incorporated into, derived from, used, or distributed with such materials: (i) in the case of software, be made available or distributed in a form other than binary (e.g., source code form), (ii) be licensed for the purpose of preparing derivative works, (iii) be licensed under terms that allow the Company Products or portions thereof or interfaces therefor to be reverse engineered, reverse assembled or disassembled (other than by operation of law), or (iv) be redistributable at no license fee. Copyleft licenses include the GNU General Public License, the GNU Lesser General Public License, the Mozilla Public License, the Common Development and Distribution License, the Eclipse Public License, and all Creative Commons “sharealike” licenses.

“Copyleft Materials” shall mean any software or other Technology subject to a Copyleft License.

“Intellectual Property Rights” shall mean all worldwide common law and statutory rights in, arising from, or associated with (i) United States and foreign patents and utility models and all reissues, divisionals, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part thereof (“Patents”);

(ii) trade secrets, confidential information, know-how and proprietary information arising from or relating to Technology (“Trade Secrets”); (iii) copyrights and renewals thereof, and all other rights corresponding thereto arising from or relating to Technology (“Copyrights”); (iv) domain names and uniform resource locators (“Domain Names”); (v) trade names, logos, slogans, trade dress, common law trademarks and service marks and goodwill associated with any of the foregoing (“Trademarks”); (vi) moral and economic rights of authors and inventors, however denominated; (vii) similar or equivalent rights to any of the foregoing; and (viii) Registered Intellectual Property for any of the foregoing.

“Open Source License” shall mean any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), or any substantially similar license, including but not limited to any license approved by the Open Source Initiative, or any Creative Commons License. For avoidance of doubt, Open Source Licenses include Copyleft Licenses.

“Open Source Materials” shall mean any software or other Technology subject to an Open Source License.

“Registered Intellectual Property” shall mean all: (i) Patents, including applications therefor; (ii) registered Trademarks and applications therefor, including intent-to-use applications; (iii) Copyright registrations and applications therefor; (iv) Domain Name registrations; (v) other applications, certificates, filings, registrations or other documents issued by, filed with, or recorded by, any private, state, government or other public or quasi-public legal authority for protection of any Technology; and (vi) all rights to sue or recover and retain damages and costs and attorneys’ fees for past, present and future infringement or misappropriation.

“Shrink-Wrapped Code” shall mean generally commercially available off-the-shelf software code or programs where available for a cost of not more than $10,000 for a perpetual license for a single user or work station (or $50,000 in the aggregate for all users and work stations).

“Source Code” shall mean computer software and code, in a form other than object code form, including related programmer comments and annotations, which may be printed out or displayed in human readable form.

“Technology” shall mean any or all of the following: (i) technology, including technology embodied in or relating to electronic payment processing and security programs, architecture and all components thereof, proprietary information and materials, including inventions (whether or not patentable or reduced to practice) and invention disclosures; (ii) trade secrets, know-how, methodologies, processes, technical data, customer lists, customer contact information, and customer licensing and purchasing histories, manufacturing information, business plans, product roadmaps; (iii) databases and data collections, server and client side web scripts, computer programs, software (including all Source Code and object code), tools, models, firmware, algorithms and implementations thereof, development tools, flow charts, programmers’ annotations and notes, documentation, product user manuals, and other work product used to design, plan, organize, maintain, support or develop any of the foregoing, irrespective of the media on which it is recorded, product designs and product specifications and documentation, and works of authorship of any kind (whether or not published); (iv) other materials, creative works or developments to which any Intellectual Property Rights may apply; and (v) improvements, modifications, enhancements, revisions and releases relating to any of the foregoing.

(a) No Default/No Conflict. The consummation of the transactions contemplated by this Agreement will neither violate nor by their terms result in the breach, modification, cancellation, termination, suspension of, or acceleration of any payments with respect to, any Contract providing for the license or other use (i) by a third Person of any Company Intellectual Property which is material or necessary to the conduct of the business of the Company as currently conducted or currently proposed to be conducted or (ii) by the Company or its Subsidiaries of Technology or Intellectual Property Rights of a third Person, other than with respect to Shrink-Wrapped Code (“Intellectual Property Contracts”). Each of the Company and its Subsidiaries

is in compliance with, and has not materially breached any term of any such Intellectual Property Contract and, to the Company’s Knowledge, all other parties to such Intellectual Property Contracts are in compliance with, and have not materially breached any term thereof. As of the Closing Date, the Surviving Corporation will be permitted to exercise all of the Company’s and its Subsidiaries’ rights under such Intellectual Property Contracts to the same extent the Company and its Subsidiaries would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Company or any of its Subsidiaries would otherwise be required to pay.

(b) No Infringement. The operation of the business of the Company and its Subsidiaries, including the design, development, use, import, branding, advertising, promotion, marketing, distribution, licensing, manufacture and sale of the Company Products or any material Company Intellectual Property does not (i) infringe or misappropriate, and has not infringed or misappropriated, any Intellectual Property Rights of any third Person, or (ii) violate, and has not violated, any right to privacy or publicity of any third Person or (iii) constitute, and has not constituted, unfair competition or trade practices under the Laws of any jurisdiction.

(c) Notice. Since January 1, 2004, neither the Company nor any of its Subsidiaries has received written notice from any third Person claiming that the Company, any of its Subsidiaries, any Company Product or Company Intellectual Property infringes or misappropriates any Intellectual Property Rights of any third Person, violates any rights to privacy or publicity or constitutes unfair competition or trade practices under the Laws of any jurisdiction.

(d) No Third Party Infringers. To the Company’s Knowledge, no Person is infringing, misappropriating or otherwise violating any Company Intellectual Property. Within the past five (5) years, neither the Company nor any of its Subsidiaries have asserted or, to the Company’s Knowledge, threatened, any claim against any third Person alleging any infringement, misappropriation or violation of any Company Intellectual Property.

(e) Transaction. Neither this Agreement nor the transactions contemplated by this Agreement, will result in: (i) Parent, any of its subsidiaries or the Surviving Corporation granting to any third party any incremental right to or with respect to any Intellectual Property Rights owned by, or licensed to, any of them, (ii) Parent, any of its subsidiaries or the Surviving Corporation, being bound by, or subject to, any incremental non-compete or other incremental material restriction on the operation or scope of their respective businesses or (iii) Parent, any of its subsidiaries or the Surviving Corporation being obligated to pay any incremental royalties or other material amounts, or offer any incremental discounts, to any third party. As used in this Section 2.8(e), an “incremental” right, non-compete, restriction, royalty or discount refers to a right, non-compete, restriction, royalty or discount, as applicable, in excess of the rights, non-competes, restrictions, royalties or discounts payable that would have been required to be offered or granted, as applicable, had the parties not entered into this Agreement or consummated the transactions contemplated hereby.

(f) Intellectual Property. The Company and its Subsidiaries have taken commercially reasonable steps to obtain, maintain and protect the Company Intellectual Property. Without limiting the foregoing, each of the Company and its Subsidiaries has required and caused (i) each current and former employee to execute proprietary information and confidentiality agreements which (1) effectively assign to the Company and its Subsidiaries all right, title and interest (including the sole right to enforce) in any Intellectual Property or Intellectual Property Rights relating to the business of the Company or and of its Subsidiaries or the Company Products, including all Intellectual Property Rights therein or arising therefrom or arising during each such employee’s period of employment with the Company and (2) provide reasonable protection for Trade Secrets of the Company and its Subsidiaries; and (ii) each current and former consultant and contractor engaged by the Company or any of its Subsidiaries to develop materials or technology subject to Intellectual Property Rights to execute consulting and confidentiality agreements which (1) effectively assign to the Company and its Subsidiaries all right, title and interest (including the sole right to enforce) in any Technology or Intellectual

Property Rights developed for use in the business of Company or any of its Subsidiaries by the consultant or contractor in connection with the performance of services for the Company or and of its Subsidiaries or the Company Products, including all Intellectual Property Rights therein or arising therefrom or arising during each such consultant’s or contractor’s engagement with the Company or and of its Subsidiaries and (2) provide reasonable protection for Trade Secrets of the Company and its Subsidiaries. To the Company’s Knowledge, no current or former employees, consultants and contractors of the Company or any of its Subsidiaries is in breach of any such proprietary information and confidentiality agreement or consulting and confidentiality agreement.

(g) No Order. There are no consents, settlements, judgments, injunctions, decrees, awards, stipulations, orders or similar litigation-related, adversarial-related, or judicially-imposed obligations to which the Company or any of its Subsidiaries is a party or are otherwise bound, that do or, to the Company’s Knowledge, may: (i) restrict the rights of the Company or any of its Subsidiaries to use, transfer, license or enforce any of its Intellectual Property Rights, (ii) restrict the conduct of the business of the Company or any of its Subsidiaries in order to accommodate a third party’s Intellectual Property Rights or (iii) grant any third party any right with respect to any Company Intellectual Property Rights.

(h) Open Source. Each of the Company and its Subsidiaries has established a commercially reasonable policy that is designed to (i) identify Open Source Materials and (ii) to avoid the release of Source Code of the Company Intellectual Property. All use and distribution of Company Products or any Open Source Materials by or through the Company and each of its Subsidiaries is in full compliance with all Open Source Licenses applicable thereto, including all copyright notice and attribution requirements. Section 2.8(h) of the Company Disclosure Schedule lists all Open Source Materials used in the Company Products, including in development or testing thereof, and (A) identifies the Open Source License applicable thereto, (B) describes the manner in which such Open Source Materials were used, (C) states whether (and, if so, how) the Open Source Materials were modified by or for Company, (D) states whether the Open Source Materials were distributed by or for Company, and (E) describes how such Open Source Materials are integrated with or interact with the Company Products or any portion thereof. Except as set forth in Section 2.8(h) of the Company Disclosure Schedule, the Company has not: (1) incorporated Open Source Materials into, or combined Open Source Materials with, any of the Company Products; (2) distributed Open Source Materials in conjunction with or for use with any of the Company Products; or (3) used Copyleft Materials in a manner that requires the Company Products, any portion thereof, or any other Company Intellectual Property to be subject to any Copyleft License.

(i) Source Code. Section 2.8(i) of the Company Disclosure Schedule identifies each Intellectual Property Contract pursuant to which the Company has deposited with an escrow agent or delivered or licensed to any other Person, any of the Source Code included in any Company Products. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in a release of any such Source Code or the grant of incremental rights to a Person with regard to such Source Code. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, result in the disclosure or delivery by the Company, any of its Subsidiaries or any Person acting on their behalf to any Person of any Source Code included in any Company Products, other than pursuant to the Company’s standard form of professional services agreements, copies of which have been provided to Parent (“Standard Services Agreements”).

(j) Software. All Company Products (and all parts thereof) are free of: (i) any material defects and material errors and (ii) any disabling codes or instructions and any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” “virus” or other software routines or hardware components that permit unauthorized access or the unauthorized disruption, impairment, disablement or erasure of such Company Product or Company Intellectual Property (or all parts thereof) or data or other software of users (“Contaminants”).

(k) Information Technology. The Company and its Subsidiaries have taken commercially reasonable steps and implemented commercially reasonable procedures to ensure that information technology systems used in connection with the operation of the Company and its Subsidiaries are free from Contaminants. The Company and its Subsidiaries have appropriate disaster recovery plans, procedures and facilities for the business and have taken all commercially reasonable steps to safeguard the information technology systems utilized in the operation of the business of the Company and its Subsidiaries as it is currently conducted. To the Company’s Knowledge, there have been no unauthorized intrusions or breaches of the security of the information technology systems. The Company and its Subsidiaries have implemented any and all security patches or upgrades that are generally available for the Company’s information technology systems where, in the Company’s reasonable judgment, such patches or upgrades are required.

(l) Licenses-In. Other than (i) licenses to Open Source Materials as set forth in Section 2.8(h) of the Company Disclosure Schedule and (ii) non-disclosure agreements entered into in the ordinary course of business, Section 2.8(l) of the Company Disclosure Schedule lists all Intellectual Property Contracts to which the Company or any of its Subsidiaries is a party and under which the Company or any of its Subsidiaries has been granted or has been provided any rights to Technology or Intellectual Property Rights by a third Person. All Intellectual Property Contracts required to be set forth on Section 2.8(l) of the Company Disclosure Schedule are in full force and effect and are, to the Company’s Knowledge, valid and binding.

(m) Licenses-Out. Other than (i) written non-disclosure agreements that exclude express or implied licenses to Company Intellectual Property; (ii) non-exclusive licenses with respect to Company Products, in each case, pursuant to written agreements that have been entered into in the ordinary course of business that do not materially differ in substance from the Company’s standard form(s), copies of which Company has made available to Parent (“Standard Outbound Licenses”); and (iii) Standard Services Agreements, Section 2.8(m) of the Company Disclosure Schedule lists all Intellectual Property Contracts related to Company Intellectual Property to which the Company or any of its Subsidiaries is a party and under which the Company or any of its Subsidiaries has licensed or provided any Company Intellectual Property to any third Person. All Intellectual Property Contracts required to be set forth on Section 2.8(m) of the Company Disclosure Schedule, Standard Outbound Licenses and Standard Services Agreements are in full force and effect and are, to the Company’s Knowledge, valid and binding.

(n) Trade Secrets. (i) The Company and its Subsidiaries have taken commercially reasonable steps to protect their Trade Secrets, and any Trade Secrets of third parties provided thereto, according to applicable Laws and obligations of confidentiality, (ii) the Company and its Subsidiaries have used commercially reasonable efforts to enforce a policy requiring all personnel and third parties having access to such Trade Secrets to execute a written agreement which provides reasonable protection for such Trade Secrets, (iii) except pursuant to such agreements, to the Company’s Knowledge, there has been no disclosure by the Company or any of its Subsidiaries of any such Trade Secrets and (iv) to the Company’s Knowledge, no party to any such agreement has breached or is in breach of such agreement.

(o) Privacy. The Company and its Subsidiaries have complied in all material respects with all applicable Laws relating to privacy, data protection, and the collection and use of personal information, and the Company and its Subsidiaries have complied with their respective internal privacy policies and guidelines, if any, relating to privacy, data protection, and the collection and use of personal information. The Company and its Subsidiaries take reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse. The execution, delivery and performance by Company and its Subsidiaries of this Agreement complies with all applicable Laws relating to privacy and the Company’s and its Subsidiaries’ applicable privacy policies. True copies of the Company’s privacy policies and guidelines have been made available to Parent.

(p) Company Registered Intellectual Property. Section 2.8(p) of the Company Disclosure Schedule lists all Company Registered Intellectual Property and: (i) for each Patent and Patent application, the Patent number or application serial number for each jurisdiction in which filed, date issued and filed, and present status thereof; (ii) for each registered Trademark and Trademark application, the application serial number or registration number, by country, province and state, and the class of goods covered, the nature of the goods or services, as well as a list of all material common law Trademarks used by the Company in conjunction with Company Products, (iii) for any Domain Names, the registration date, any renewal date and name of registry; (iv) for each Copyright registration or Copyright application, the number and date of such registration or application by country, province and state; (v) all pending proceedings or actions before any court, tribunal (including the United States Patent and Trademark Office or equivalent authority anywhere in the world) related to the Company Registered Intellectual Property; and (vi) any responses that must be submitted within sixty (60) days after the Closing hereof for the purposes of obtaining, maintaining, perfecting or preserving or renewing any Company Registered Intellectual Property.

(q) Validity and Enforceability. Except as indicated by the status in Section 2.8(p) of the Company Disclosure Schedule, the Company Intellectual Property is subsisting, in full force and effect, and (in the case of Company Registered Intellectual Property), to the Company’s Knowledge, is valid and enforceable and has not expired, lapsed or been cancelled or abandoned (except with respect to Company Registered Intellectual Property that does not read on or is not embodied in any Company Products or that is not otherwise material or necessary to the conduct of the business of the Company or any of its Subsidiaries). All necessary registration, maintenance and renewal fees currently due have been made, and all necessary documents, recordations and certificates have been filed, for the purposes of maintaining such Company Registered Intellectual Property.

(r) Ownership. The Company and each of its Subsidiaries owns, and has good and exclusive title to, all Company Intellectual Property free and clear of any Lien or encumbrance (other than the Intellectual Property Contracts required to be set forth on Section 2.8(m) of the Company Disclosure Schedule, Standard Outbound Licenses and Standard Services Agreements). No Person, other than the Company or its Subsidiaries, has ownership or exclusive rights to any Company Products or improvements made by or for the Company or its Subsidiaries to any Company Products. Neither the Company nor any of its Subsidiaries has transferred ownership of, or granted to any third Person any exclusive license of or exclusive right to use, or authorized the retention of any exclusive rights to use or joint ownership of, any Intellectual Property Rights used or held for use in the conduct of the business of the Company.

(s) Sufficiency. The Company and each of its Subsidiaries own or are validly licensed sufficient Intellectual Property Rights to conduct the business of the Company and each of its Subsidiaries in the manner currently conducted, including the design, development, manufacture, use, import, export, sale, licensing or other exploitation of Company Products.

(t) Government and Institutional Rights. No government, university, college, other educational institution, research center or other third party involved in the research and development of Technology (collectively, “Institutions”) provided facilities or funding for the development of any Company Intellectual Property. No Institutions have any rights in or with respect to any developments of or to any Technology made by any current or former employee, consultant or contractor of the Company or any of its Subsidiaries that is used or held for use in the conduct of the business of the Company.

2.9 Restrictions on Business Activities. Neither the Company nor any of its Subsidiaries is party to or bound by any Contract containing any covenant (a) limiting in any material respect the right of the Company or any of its Subsidiaries to engage or compete in any line of business, to make use of any material Company Intellectual Property or to compete with any Person, (b) granting any exclusive distribution rights, (c) providing “most favored nations” terms for Company Products, or (d) which otherwise adversely affects or would reasonably be expected to adversely affect the right of the Company and its Subsidiaries to sell, distribute, manufacture or otherwise exploit any Company Products or Company Intellectual Property.

2.10 Governmental Authorizations. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, each consent, license, permit, grant or other authorization (i) pursuant to which the Company or any of its Subsidiaries currently operates or holds any material interest in any of their respective properties or assets or (ii) which is required for the operation of the Company’s or any of its Subsidiaries’ business as currently conducted or the holding of any such interest (“Governmental Authorizations”) has been issued or granted to the Company or any of its Subsidiaries, as the case may be, and are in full force and effect. As of the date hereof, neither the Company nor any of its Subsidiaries has received any written notification from a Governmental Entity regarding any pending suspension or cancellation of any of the Governmental Authorizations and, to the Company’s Knowledge, threatened suspension or cancellation. As of the date hereof, there have occurred no defaults (with or without notice or lapse of time or both) under, violations of, or events giving rise to any right of termination, amendment or cancellation of any such Governmental Authorizations. Section 2.10(i) of the Company Disclosure Schedule sets forth all Governmental Authorizations issued or granted to the Company, or required to be obtained in connection with the transactions contemplated hereby and Section 2.10(ii) sets forth all antitrust approvals required to be obtained in connection with the transactions contemplated hereby.

2.11 Litigation. As of the date of this Agreement, there is no action, suit, claim or proceeding pending or, to the Company’s Knowledge, threatened against the Company, any of its Subsidiaries or any of their respective properties (tangible or intangible) or any of the directors or employees of the Company or any of its Subsidiaries to the Company’s Knowledge, any of its agents. There are not currently, nor, to the Company’s Knowledge, have there been since January 1, 2007, any internal investigations being conducted by the Company, the Company’s Board of Directors (or any committee thereof) or any third party at the request of any of the foregoing concerning any financial, accounting, tax, conflict of interest, illegal activity, fraudulent or deceptive conduct, employee issues or other misfeasance or malfeasance issues. As of the date hereof, there is no action, suit, proceeding, arbitration, mediation or, to the Company’s Knowledge, investigation involving the Company (whether or not initiated by the Company), which the Company presently is involved in, intends to initiate or intends to become involved in. This Section 2.11 does not relate to employment, Employee, or employee benefit matters, which are subject of Section 2.16.

2.12 Compliance with Laws.

(a) The Company and each of its Subsidiaries are, and have been since January 1, 2007, in compliance in all material respects with all applicable Laws applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is bound or any of their respective properties is bound or affected. Neither the Company nor any of its Subsidiaries has received any written notice since January 1, 2007 of any administrative, civil or criminal investigation or audit by any Governmental Entity relating to the Company or any of its Subsidiaries or from any Governmental Entity alleging that the Company or any of its Subsidiaries are not in compliance in any material respect with any applicable Law. There is no agreement, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of the Company or any of its Subsidiaries in such a way as to be material and adverse to the Company and its Subsidiaries, taken as a whole. This Section 2.12 does not relate to employment, Employee or employee benefit matters, which are the subject of Section 2.16.

(b) The Company and its Subsidiaries (i) are in compliance in all material respects with any and all material Laws relating to the business of money transmission, or other payment services businesses and the rights of consumers who use the services of such businesses (“Regulatory Laws”) and (ii) are in material compliance with all terms and conditions of any such material licenses, certificates, permits or approvals required of them under applicable Regulatory Laws to conduct their respective businesses.

(c) None of the Company and its Subsidiaries is subject to any order or action, and none has been threatened with any action by any Government Entity concerning its compliance with applicable Regulatory Laws (including, but not limited to, the failure to obtain any license, certificate, permit or approval, or to comply with the terms thereof).

2.13 Environmental Matters.

(a) Definitions. For all purposes of this Agreement, the following terms shall have the following respective meanings:

“Environmental Claim” shall mean any claim, action, cause of action, suit, proceeding, investigation, order, demand or notice (in each instance in writing) by any Person alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence, or release into the environment, of, or exposure to, any Material of Environmental Concern at any location, whether or not owned or operated by the Company or any of its Subsidiaries or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

“Environmental Laws” shall mean all applicable federal, state, local and foreign Laws, regulations, ordinances, and common law relating to pollution or protection of human health (to the extent relating to exposure to Materials of Environmental Concern) or protection of the environment (including ambient air, surface water, ground water, land surface or subsurface strata, and natural resources), including Laws and regulations relating to emissions, discharges, releases or threatened releases of, or exposure to, Materials of Environmental Concern.

“Materials of Environmental Concern” shall mean hazardous chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products, asbestos or asbestos-containing materials or products, polychlorinated biphenyls, lead or lead-based paints or materials, radon, toxic fungus, toxic mold, mycotoxins or other hazardous substances that would reasonably be expected to have an adverse effect on human health or the environment.

(b) Environmental Compliance. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, the Company and its Subsidiaries are, and have been, in compliance with applicable Environmental Laws, which compliance includes, but is not limited to, the possession by the Company and its Subsidiaries of all permits and other governmental authorizations required under the Environmental Laws, and material compliance with the terms and conditions thereof. Neither the Company nor any of its Subsidiaries have received any written communication, including any notices, demands, requests for information, citations, summons or orders, whether from a Governmental Entity, citizens group, employee or otherwise, that alleges that the Company or any of its Subsidiaries are not in such compliance.

(c) Environmental Liabilities. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, there has been no complaint filed and there is no Environmental Claim pending or, to the Company’s Knowledge, threatened against the Company, any of its Subsidiaries or against any Person whose liability for any Environmental Claim the Company or any of its Subsidiaries have contractually retained or assumed. In addition, to the Company’s Knowledge there has been no material past or present release, emission, discharge, presence or disposal of any Material of Environmental Concern at, under, from or to any facility or property currently or formerly owned, leased or operated by the Company or any of its Subsidiaries, that would reasonably be expected to form the basis of any material Environmental Claim against the Company, any of its Subsidiaries or against any Person whose liability for any Environmental Claim the Company or any of its Subsidiaries have contractually retained or assumed, or otherwise result in any material costs or liabilities under Environmental Law.

(d) Environmental Information. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, the Company has provided to Parent all non-privileged and material assessments, reports, data, results of investigations or audits that are in the possession or control of the Company or its Subsidiaries regarding environmental matters pertaining to or the environmental condition of the business of the Company and its Subsidiaries, or the compliance (or non-compliance) by the Company and its Subsidiaries with any Environmental Laws.

(e) Environmental Obligations. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, the Company is not aware that it or any of its Subsidiaries are required under Environmental Law by virtue of the transactions set forth herein and contemplated hereby or as a condition to the effectiveness of any transactions contemplated hereby, (i) to perform a site assessment for Materials of Environmental Concern, (ii) to remove or remediate Materials of Environmental Concern, (iii) to give notice to or receive approval from any Governmental Entity or (iv) to record or deliver to any Person any disclosure document or statement pertaining to environmental matters.

(f) Environmental Liabilities. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, the Company is not aware of any material liabilities or obligations of or relating to the Company or any of its Subsidiaries arising under any Environmental Law or any Materials of Environmental Concern.

(g) Predecessors. For purposes of this Section 2.13, the terms “Company” and “Subsidiaries” shall include any entity that is, in whole or in part, a predecessor of the Company or any of its Subsidiaries.

2.14 Brokers’ and Finders’ Fees. Except for fees payable to Goldman, Sachs & Co. pursuant to an engagement letter dated March 23, 2010, a copy of which has been provided to Parent, neither the Company nor any of its Subsidiaries has incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions, fees related to investment banking or similar advisory services or any similar charges in connection with this Agreement or any transaction contemplated hereby, nor has the Company or any of its Subsidiaries entered into any indemnification agreement or arrangement with any Person specifically in connection with this Agreement and the transactions contemplated hereby. The fees and expenses of any accountant, broker, financial advisor, consultant, legal counsel or other person retained by the Company or any of its Subsidiaries, affiliates, or any of their respective officers or directors in their capacity as officers or directors, incurred or to be incurred in connection with this Agreement and the transactions contemplated by this Agreement will not exceed the fees and expenses set forth in Section 2.14 of the Company Disclosure Schedule.

2.15 Transactions with Affiliates. Except as set forth in the Company SEC Documents, since the date of the Company’s last proxy statement filed with the SEC, (i) neither the Company nor any of its Subsidiaries is a party to any transaction or agreement with any affiliate, shareholder that beneficially owns five percent (5%) or more of the Company’s outstanding common stock, or director or executive officer of the Company and (ii) no event has occurred as of the date hereof that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC.

2.16 Employee Benefit Plans and Compensation.

(a) Definitions. For all purposes of this Agreement, the following terms shall have the following respective meanings:

“Company Employee Plan” shall mean any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, bonus, commission, incentive compensation, retention, deferred compensation, performance awards, stock or stock-related awards, welfare benefits, retirement benefits, fringe benefits or other employee benefits or remuneration of any kind, whether written, unwritten or otherwise, funded or unfunded, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA which is maintained, contributed to, or required to be contributed to, by the Company, any of its Subsidiaries or any ERISA Affiliate for the benefit of any Employee, or with respect to which the Company, any of its Subsidiaries or any ERISA Affiliate has or may have any liability or obligation.

“COBRA” shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

“DOL” shall mean the United States Department of Labor.

“Employee” shall mean any current or former employee, consultant, independent contractor or director of the Company, any of its Subsidiaries or any ERISA Affiliate, excluding consultants and independent contractors who are not individuals.

“Employee Agreement” shall mean each management, employment, severance, separation, settlement, consulting, contractor, relocation, repatriation, expatriation, loan, visa, work permit or other agreement, or contract (including, any offer letter) between the Company, any of its Subsidiaries or any ERISA Affiliate and any director or any Employee pursuant to which the Company or any of its Subsidiaries has or may have any current or future liabilities or obligations.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” shall mean any other Person under common control with the Company or any of its Subsidiaries within the meaning of Section 414(b), (c), (m) or (o) of the Code, and the regulations issued thereunder.

“HIPAA” shall mean the Health Insurance Portability and Accountability Act of 1996, as amended.

“International Employee Plan” shall mean each Company Employee Plan or Employee Agreement that has been adopted or maintained by the Company, any of its Subsidiaries or any ERISA Affiliate, whether formally or informally, or with respect to which the Company, any of its Subsidiaries or any ERISA Affiliate will or may have any liability, for the benefit of Employees who perform services outside the United States.

“IRS” shall mean the United States Internal Revenue Service.

“Pension Plan” shall mean each Company Employee Plan that is an “employee pension benefit plan,” within the meaning of Section 3(2) of ERISA.

“WARN” shall mean the Worker Adjustment and Retraining Notification Act and any state acts enacted for similar purposes.

(b) Schedule. Section 2.16(b)(i) of the Company Disclosure Schedule contains an accurate and complete list, as of the date hereof, of each material Company Employee Plan and each material Employee Agreement other than any Company Employee Plan or Employee Agreement that is required to be maintained or contributed to under applicable Law. Section 2.16(b)(ii) of the Company Disclosure Schedule sets forth a table setting forth the name, and salary, exempt status and accumulated vacation of each employee of the Company and each of its Subsidiaries as of the date hereof. To the Company’s Knowledge, no employee listed on Section 2.16(b)(ii) of the Company Disclosure Schedule has provided written notice of termination of employment. Section 2.16(b)(iii) of the Company Disclosure Schedule contains an accurate and complete list, as of the date hereof, of all Persons that have a consulting or advisory relationship with the Company or any of its Subsidiaries, along with the term and the payment rates of each such relationship.

(c) Documents. The Company and each of its Subsidiaries has made available to Parent (i) correct and complete copies of each Company Employee Plan and each Employee Agreement including all amendments thereto and all related trust documents (provided that for Employee Agreements that are standard form agreements, the form, rather than each individual agreement, has been provided, with the exception that any Employee Agreement that deviates materially from the form will be separately provided), (ii) the most recent annual report (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Company Employee Plan, (iii) if the Company Employee Plan is funded, the most recent annual and periodic accounting of Company Employee Plan assets, (iv) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each Company Employee Plan, (v) all material written agreements and contracts relating to each Company Employee Plan, including administrative service agreements and group insurance contracts, (vi) all material communications within the past three (3) years to any Employee or Employees relating to any Company Employee Plan or any proposed Company Employee Plan, including communications relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which could result in any liability to the Company or any of its Subsidiaries, (vii) all material correspondence to or from any Governmental Entity relating to any Company Employee Plan within the past three (3) years, (viii) forms of COBRA notices and related outsourcing contracts, (ix) all policies pertaining to fiduciary liability insurance covering the fiduciaries for each Company Employee Plan, (x) all discrimination tests for each Company Employee Plan for the three most recent plan years, (xi) all registration statements, annual reports (Form 11-K and all attachments thereto) and prospectuses prepared in connection with each Company Employee Plan within the past three (3) years, (xii) forms of HIPAA Privacy Notices and forms of Business Associate Agreements to the extent required under HIPAA and (xiii) the most recent IRS determination or opinion letter issued with respect to each Company Employee Plan.

(d) Employee Plan Compliance. The Company Employee Plans and Employee Agreements are in, and have at all times been in, compliance with all applicable requirements of ERISA, the Code, and other applicable Laws in all material respects and have been administered in all material respects in accordance with their terms. Each Company Employee Plan that is intended to be qualified within the meaning of Section 401 of the Code has received a current favorable determination letter as to its qualification, and, to the Company’s Knowledge, nothing has occurred that could reasonably be expected to adversely affect such qualification. To the Company’s Knowledge, no “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Employee Plan.

(i) Claims. There are no pending or, to the Company’s Knowledge, threatened material actions, suits or claims and no pending or, to the Company’s Knowledge, threatened material litigation with respect to any Company Employee Plans, other than ordinary and usual claims for benefits by participants and beneficiaries. Each Company Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without material liability to Parent, the Company, any of its Subsidiaries or any ERISA Affiliate (other than ordinary administration expenses or with respect to benefits previously earned, vested or accrued thereunder).

(ii) There are no audits, inquiries or proceedings pending or to the Company’s Knowledge, threatened by the IRS, DOL, or any other Governmental Entity with respect to any Company Employee Plan or Employee Agreement. Neither the Company, any of its Subsidiaries nor any ERISA Affiliate is subject to any material penalty or Tax with respect to any Company Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 (including 4980B) of the Code.

(iii) The Company and each of its Subsidiaries have timely made all contributions and other payments required by and due under the terms of each Company Employee Plan.

(e) No Pension Plan. Neither the Company, any of its Subsidiaries nor any current or former ERISA Affiliate has ever maintained, established, sponsored, participated in or contributed to, any Pension Plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code.

(f) No Self-Insured Plan. Neither the Company, any of its Subsidiaries nor any ERISA Affiliate maintains, sponsors, participates in or contributes to any self-insured plan that provides benefits to employees (including any such plan pursuant to which a stop-loss policy or contract applies).

(g) Effect of Transaction; Parachute Payments; 409A; Executive Compensation Tax. No Company Employee Plan or Employee Agreement exists that, as a result of the execution of this Agreement, shareholder approval of this Agreement, or the transactions contemplated by this Agreement (whether alone or in connection with any subsequent event(s)), will entitle any Employee to (i) compensation or benefits or any increase in compensation or benefits upon any termination of employment after the date of this Agreement, (ii) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other material obligation pursuant to, any of the Company Employee Plans or Employee Agreements, (iii) limit or restrict the right of the Company to merge, amend or terminate any of the Company Employee Plans or Employee Agreements, or (iv) cause the Company to record additional compensation expense on its income statement with respect to any outstanding stock option or other equity-based award. Other than the payments that may be made to the persons listed in Section 2.16(g) of the Company Disclosure Schedule, no payment or benefit which has been, will or may be made by the Company or any of its Subsidiaries with respect to any Employee in connection with the consummation of the transaction contemplated by this Agreement could result in any “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code. Each Company Employee Plan and Employee Agreement that is a “non-qualified deferred compensation plan” within the meaning of Section 409A of the Code has been operated in material compliance with Section 409A of the Code and the regulations promulgated thereunder. There is no contract, agreement, plan or arrangement to which the Company or any of its Subsidiaries is a party, including the provisions of this Agreement, covering any Employee of the Company or any of its Subsidiaries, which, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Sections 404 or 162(m) of the Code.

(h) Employee Classifications. Each individual who renders or has rendered services to the Company or any of its Subsidiaries and is or was classified by the Company or any its Subsidiaries as having the status of an independent contractor, consultant or other status other than employee for any purpose (including for the purposes of taxation and tax reporting and under Company Employee Plans) is or has been properly characterized as such to an extent that would not reasonably be expected to result in the disqualification of any Company Employee Plan.

(i) Independent Contractors. Neither the Company, any of its Subsidiaries nor any ERISA Affiliate has used the services or workers provided by third party contract labor suppliers, temporary employees, “leased employees” (as that term is defined in Section 414(n) of the Code), or individuals who have provided services as independent contractors to an extent that reasonably could be expected to result in the disqualification of any Company Employee Plan or the imposition of penalties or excise taxes with respect to any Company Employee Plan or Employee Agreement.

(j) Employment Matters. The Company and each of its Subsidiaries are in compliance in all material respects with all Applicable Laws respecting employment, employment practices, terms, conditions and classifications of employment, employee safety and health, immigration status and wages and hours, and in each case, with respect to Employees (i) are not liable for any arrears of wages, severance pay or any Taxes or any penalty for failure to comply with any of the foregoing and (ii) are not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees. There are no material actions, grievances, investigations, suits, claims, charges or administrative matters pending, or, to the Company’s Knowledge, threatened or reasonably anticipated against the Company, any of its Subsidiaries, or any of their Employees relating to any Employee or employment issue. There are no pending or, to the Company’s Knowledge, material threatened or reasonably anticipated claims or actions against the Company, any of its Subsidiaries, any Company trustee or any trustee of any Subsidiary under any worker’s compensation policy or long-term disability policy other than ordinary and usual claims for benefits by participants and beneficiaries. The services provided by each of the Company’s, each of the Company’s Subsidiary’s and each of their ERISA Affiliates’ current employees based in the United States are terminable at the will of the Company and its ERISA Affiliates.

(k) No Post-Employment Obligations. No Company Employee Plan or Employee Agreement provides post-termination or retiree life insurance, health or other employee welfare benefits to any person for any reason, except as may be required by COBRA or other applicable statute, and neither the Company nor any of its Subsidiaries has ever represented, promised or contracted (whether in oral or written form) to any

Employee (either individually or to Employees as a group) or any other person that such Employee(s) or other person would be provided with post-termination or retiree life insurance, health or other employee welfare benefits except to the extent such representation, promise or contract would not result in liability to the Company or any of its Subsidiaries, except to the extent required by statute.

(l) Labor. No material work stoppage, slowdown, lockout or labor strike against the Company or any of its Subsidiaries is pending as of the date of this Agreement, or to the Company’s Knowledge threatened nor has there been any such occurrence for the past five (5) years. The Company has no Knowledge of any activities or proceedings of any labor union to organize any Employees. Except as would not reasonably be expected to have a Material Adverse Effect, there are no actions, suits, claims, labor disputes or grievances pending or, to the Company’s Knowledge, threatened by or on behalf of any Employee against the Company or its Subsidiaries, including charges of unfair labor practices. Neither the Company nor any of its Subsidiaries is presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement, union contract or similar agreement with respect to Employees and no collective bargaining, or other such similar, agreement is being negotiated by the Company or any of its Subsidiaries. Within the past year, neither the Company nor any of its Subsidiaries has incurred any liability or obligation under WARN or any similar state or local Law that remains unsatisfied, and no terminations prior to the Closing Date shall result in unsatisfied liability or obligation under WARN or any similar state or local Law. No employee of the Company or any of its Subsidiaries has experienced an employment loss, as defined by the WARN Act or any similar applicable state or local Law requiring notice to employees in the event of a closing or layoff, within ninety (90) days prior to the date of this Agreement.

(m) Works Council. Section 2.16(m) of the Company Disclosure Schedule sets forth a complete and accurate list of all foreign works’ councils to which the Company or any of its Subsidiaries are subject and the jurisdictions of each such works’ council or similar labor body. The consummation of the Merger and the other transactions contemplated by this Agreement will not entitle any third party (including any labor union or labor organization) to any payments under any agreement with a works council or require the Company or any of its Subsidiaries to consult with any works’ council or similar labor relations body.

(n) International Employee Plan. Except as (i) is required under any Applicable Law or (ii) otherwise set forth in Section 2.16(n) of the Company Disclosure Schedule, the foregoing representations contained in Sections 2.16(d) through 2.16(m) are accurate in all material respects with respect to Employees located outside the United States and International Employee Plans, to the extent applicable. Each International Employee Plan has been established, maintained and administered in material compliance with its terms and conditions and with the requirements prescribed by any and all statutory or regulatory Laws that are applicable to such International Employee Plan. No International Employee Plan has unfunded liabilities, that as of the Effective Time, will not be offset by insurance or fully accrued. Except as required by Law, no condition exists that would prevent the Company or Parent from terminating or amending any International Employee Plan at any time for any reason.

2.17 Contracts.

(a) Material Contracts. For purposes of this Agreement, “Company Material Contract” shall mean any of the following to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their assets are bound:

(i) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) with respect to the Company and its Subsidiaries (other than an Employee Agreement);

(ii) any Contract between the Company or any of its Subsidiaries and any of the 25 largest customers or licensees of the Company and its Subsidiaries (determined on the basis of aggregate fees received by the Company or any of its Subsidiaries over the four consecutive fiscal quarter period ended December 31, 2009) (each such licensee or customer, a “Major Customer”);

(iii) any Contract between the Company or any of its Subsidiaries and any of the 20 largest suppliers or licensors to the Company and any of its Subsidiaries (determined on the basis of aggregate fees paid by the Company or any of its Subsidiaries over the four consecutive fiscal quarter period ended December 31, 2009) (each such licensor or supplier, a “Major Supplier”);

(iv) any agreement of indemnification or any guaranty with respect to material liabilities (other than any agreement of indemnification entered into in connection with the sale, license, maintenance, support or service of Company Products in the ordinary course of business);

(v) any Contract relating to the disposition or acquisition by the Company or any of its Subsidiaries of assets for consideration in excess of $1,000,000 or any interest in any other Person or business enterprise, in each case, other than in the ordinary course of business;

(vi) any material Lease Document;

(vii) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts relating to the borrowing of money or extension of credit, other than accounts receivable and payable in the ordinary course of business except any such agreement with an aggregate outstanding principal amount not exceeding $500,000 (net of fees payable to third parties);

(viii) any dealer, distributor or joint marketing agreement under which the Company or any of its Subsidiaries have continuing material obligations to jointly market any product, technology or service and which may not be canceled without penalty to the Company or any of its Subsidiaries upon notice of thirty (30) days or less, or any agreement pursuant to which the Company or any of its Subsidiaries have continuing obligations to jointly develop any Intellectual Property or Intellectual Property Rights that will not be owned exclusively by the Company or any of its Subsidiaries;

(ix) any Contract containing any material support, maintenance or service obligations on the part of the Company or any of its Subsidiaries in an amount exceeding $100,000 individually or in for aggregate, other than those obligations that are terminable by the Company or any of its Subsidiaries on no more than thirty (30) days notice without liability or financial obligation to the Company or its Subsidiaries;

(x) any settlement agreement which contains continuing material obligations of the Company or any of its Subsidiaries;

(xi) any material Contract required to be disclosed in Section 2.8 of the Company Disclosure Schedule or any subsection thereof;

(xii) any Contract that contains any provisions restricting the Company or any of its affiliates from competing in any line of business or with any Person or in any area or engaging in any activity or business (including with respect to the development, manufacture, marketing or distribution of their respective products or services), or pursuant to which any benefit or right is required to be given or lost as a result of so competing or engaging, or which would have any such effect after the Closing Date;

(xiii) any Contract containing (i) any provisions having the effect of providing that the consummation of the Merger or the other transactions contemplated by this Agreement or compliance by the Company with the provisions of this Agreement will conflict with, result in any violation or breach of, or constitute a default (with or without notice or lapse of time or both) under, such Contract, or give rise under such Contract to any right of, or result in, a termination, right of first refusal, material amendment, revocation, cancellation or material acceleration, or a loss of a material benefit or the creation of any material Lien upon any of the properties or assets of the Company, Parent or any of their respective Subsidiaries, or to any increased, guaranteed, accelerated or additional rights or entitlements of any person, except to the extent such conflicts, results, defaults, rights, losses or entitlements are required by applicable Law, or (ii) any restriction on the ability of any of the Company and its Subsidiaries to assign all or any portion of its rights, interests or obligations thereunder, unless such restriction expressly excludes any assignment to Parent and any of its Subsidiaries that holds assets substantially equivalent to the assigning entity in connection with or following the consummation of the Merger and the other transactions contemplated by this Agreement, except in the case of clause (i) and (ii) as would not reasonably be expected to have a Material Adverse Effect on the Company;

(xiv) each Contract that (A) grants any exclusive license or supply or distribution agreement or other exclusive rights, (B) grants any “most favored nation” status, rights of first refusal, rights of first negotiation or similar rights with respect to any product, service or Intellectual Property, or (C) contains any provision that requires the purchase of all or a given portion of the Company’s or any of its Subsidiaries’ requirements from a given third party, or any other similar provision;

(xv) any Contract, or series of related Contracts with a Person (or group of affiliated Persons), the termination or breach of which could reasonably be expected to have a Material Adverse Effect on the Company; or

(xvi) any other Contract with any obligations to make payments or entitlement to receive payments on behalf of the Company or any of its Subsidiaries of $500,000 (net of fees payable to third parties) or more.

(xvii) any Contract to which the Company or any of its Subsidiaries is a party creating or granting a material Lien (including Liens upon properties acquired under conditional sales, capital leases or other title retention or security devices), other than Permitted Liens;

(xviii) any Contract under which the Company or any of its Subsidiaries has, directly or indirectly, made any material loan, capital contribution to, or other investment in, any Person (other than the Company or any of its Subsidiaries and other than extensions of credit in the ordinary course of business consistent with past practices);

(xix) any Contract relating to the acquisition or disposition of any portion of the business of the Company (whether by merger, sale of stock, sale of assets or otherwise); or

(xx) any material Contract (i) between the Company or any of its Subsidiaries and any Governmental Entity or (ii) to the Company’s Knowledge, financed by any Governmental Entity and subject to the rules and regulations of any Governmental Entity concerning procurement (each, a “Government Contract”).

(b) Schedule. Section 2.17(b) of the Company Disclosure Schedule sets forth a list of all Company Material Contracts.

(c) No Breach. All Company Material Contracts are valid and in full force and effect except to the extent they have previously expired in accordance with their terms or if the failure to be in full force and effect, individually or in the aggregate, would not reasonably be expected to be material to the Company or any of its Subsidiaries, or to the Company’s Knowledge, any other party thereto, are in default or breach in any material respect under the terms of, any Company Material Contract, except in each case for those violations and defaults which, individually or in the aggregate, would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. To the Knowledge of the Company, there are no circumstances that are reasonably likely to occur that are reasonably likely to adversely affect the ability of the Company or any of its Subsidiaries to perform its material obligations under any Company Material Contract.

(d) Documents. Complete and correct copies of each Company Material Contract in existence as of the date hereof have been made available by the Company to Parent prior to the date hereof. None of the Major Customers or Major Suppliers has terminated, failed to renew or requested any material amendment to any of its Contracts between the dates such Company Material Contract was made available to Parent and the date hereof.

2.18 Insurance.

(a) The Company has made available to Parent true, correct and accurate copies of all insurance policies and fidelity bonds material to the business of the Company that are in effect as of the date hereof. All of the insurance policies or renewals thereof are in full force and effect and not voidable. Following the Effective Time, the Insurance Policies shall continue to provide coverage with respect to acts, omissions and events occurring prior to the Effective Time in accordance with their terms. All premiums due and payable under all such policies and bonds have been paid, and the Company and its Subsidiaries are otherwise in material compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). To the Company’s Knowledge, there has been no threatened termination of, or material premium increase (other than with respect to customary annual premium increases) with respect to, or material alteration of coverage under, any insurance policy and there are no material claims under any insurance policy or other circumstances in existence which would reasonably be expected to give rise to any such event.

(b) Section 2.18(b) of the Company Disclosure Schedule identifies each material insurance claim made by the Company or any of its Subsidiaries since December 31, 2009.

2.19 Export Control Laws. The Company and each of its Subsidiaries have at all times conducted their export transactions materially in accordance with (i) all applicable U.S. export and re-export controls, including the United States Export Administration Act and Regulations and Foreign Assets Control Regulations and (ii) all other applicable import/export controls in other countries in which the Company conducts business. Without limiting the foregoing:

(a) The Company and each of its Subsidiaries have obtained, and are in material compliance with, all export licenses, license exceptions and other consents, notices, waivers, approvals, orders, authorizations, registrations, declarations, classifications and filings with any Governmental Entity required for (i) the export and re-export of products, services, software and technologies and (ii) releases of technologies and software to foreign nationals located in the United States and abroad (“Export Approvals”);

(b) There are no pending or, to the Company’s Knowledge, threatened claims against the Company or any Subsidiary with respect to such Export Approvals;

(c) To the Company’s Knowledge, as of the date hereof, there are no actions, conditions or circumstances pertaining to the Company’s or any Subsidiary’s export transactions that have given rise to any material claims; and

(d) No Export Approvals for the transfer of material export licenses to Parent or the Surviving Corporation are required.

2.20 Foreign Corrupt Practices Act. Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any of their respective officers, directors, agents, distributors, employees or other Person acting on behalf of the Company or its Subsidiaries have, directly or indirectly, taken any action which would cause them to be in material violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules or regulations thereunder or any similar anti-corruption or anti-bribery Laws applicable to the Company or any of its Subsidiaries in any jurisdiction other than the United States (collectively, the “FCPA”), or, to the Company’s Knowledge, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made, offered or authorized any unlawful payment to foreign or domestic government officials or employees, whether directly or indirectly, or made, offered or authorized any bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment, whether directly or indirectly. The Company has established reasonable internal controls and procedures intended to ensure compliance with the FCPA.

2.21 Information Supplied. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the preliminary and definitive proxy statements to be filed by the Company with the SEC in connection with the Merger (collectively, the “Proxy Statement”) will, on each relevant filing date, on the date of mailing to the Company’s stockholders and at the time of the

Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder. If at any time prior to the Effective Time any event relating to the Company or any of its affiliates, officers or directors should be discovered by the Company which is required to be set forth in a supplement to the Proxy Statement, the Company shall promptly inform Parent. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement.

2.22 Fairness Opinion. The Company’s Board of Directors has received an opinion from Goldman, Sachs & Co., that as of the date hereof and subject to the various limitations and qualifications set forth therein, the Merger Consideration to be paid to the holders (other than Parent and its affiliates) of the Company Common Stock pursuant to this Agreement is fair from a financial point of view to such holders.

2.23 Takeover Statutes and Rights Plans. The Board of Directors of the Company has taken all actions so that the restrictions contained in Section 203 of Delaware Law applicable to a “business combination” (as defined in such Section 203), will not apply to Parent, including the execution, delivery or performance of this Agreement and the consummation of the Merger and the other transactions contemplated hereby. No other “control share acquisition,” “fair price,” “moratorium” or other anti-takeover Laws enacted under U.S. state or federal Laws apply to the Merger, this Agreement or any of the transactions contemplated hereby and thereby.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub represent and warrant to the Company, subject to the exceptions specifically disclosed in writing in the disclosure schedule (referencing the appropriate section or subsection) supplied by Parent to the Company dated as of the date hereof (the “Parent Disclosure Schedule”), as follows:

3.1 Organization. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

3.2 Authority; No Conflict; Necessary Consents.

(a) Authority. Each of Parent and Merger Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by each of Parent and Merger Sub of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub and no other action is required on the part of Parent and Merger Sub to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject only to the filing of the Certificate of Merger pursuant to Delaware Law. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery of this Agreement by the Company, constitutes the valid and binding obligations of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or affecting the rights and remedies of creditors generally and to general principles of equity.

(b) No Conflict. The execution and delivery by Parent and Merger Sub of this Agreement and the consummation of the transactions contemplated hereby will not (i) conflict with or violate any provision of their respective certificates of incorporation or bylaws, (ii) subject to compliance with the requirements set forth in

Section 3.2(c), conflict with or violate any material Law applicable to Parent or Merger Sub or by which Parent or Merger Sub or any of their respective properties or assets (whether tangible or intangible) is bound or affected or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or materially impair Parent’s or Merger Sub’s rights or, to the knowledge of Parent or Merger Sub, alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Parent or Merger Sub pursuant to, any contract filed with the SEC by Parent pursuant to Item 601(b)(10) of Regulation S-K of the SEC; except, in the case of each of the preceding clauses (i), (ii) and (iii) for any conflict, violation, beach, default, impairment, alteration, giving of rights or Lien which would not materially adversely affect the ability of the parties hereto to consummate the Merger within the time frame in which the Merger would otherwise be consummated in the absence of such conflict, violation, beach, default, impairment, alteration, giving of rights or Lien.

(c) Necessary Consents. No consent, waiver, approval, order, authorization, registration, declaration or filing with any Governmental Entity, or any third party, is required to be made or obtained by Parent or Merger Sub in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation of the Merger and the transactions contemplated hereby, except for (i) the Necessary Consents and (ii) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings which, if not obtained or made, would not materially affect the ability of Parent and Merger Sub to consummate the Merger.

3.3 Capital Resources. Parent has, and will have available to it upon the consummation of the Merger, sufficient capital resources to pay the Merger Consideration and to consummate all of the transactions contemplated by this Agreement.

3.4 Information Supplied. The information supplied or to be supplied by or on behalf of Parent and Merger Sub for inclusion or incorporation by reference in the Proxy Statement will not contain, on the date of the mailing to the Company’s stockholders and at the time of the Stockholders’ Meeting, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time, any event relating to Parent or any of its affiliates, officers or directors should be discovered by Parent which is required to be set forth in a supplement to the Proxy Statement, Parent shall promptly inform the Company. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to any information supplied by or on behalf of the Company which is contained in the Proxy Statement.

3.5 Operations of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted and will conduct its operations prior to the Effective Time only as contemplated hereby.

3.6 Litigation. As of the date of this Agreement, there is no action, suit, claim or proceeding pending or, to the knowledge of Parent and Merger Sub, overtly threatened against Parent and Merger Sub, before any court, governmental department, commission, agency, instrumentality or authority that seeks to restrain or enjoin the consummation of the transactions contemplated hereby.

3.7 Brokers’ and Finders’ Fees. Other than fees and commissions which would not be borne by the Company in the event the Closing does not occur, neither Parent nor any of its Subsidiaries has incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions, fees related to investment banking or similar advisory services or any similar charges in connection with this Agreement or any transaction contemplated hereby.

ARTICLE IV

CONDUCT BY THE COMPANY PRIOR TO THE EFFECTIVE TIME

4.1 Conduct of Business by the Company.

(a) Ordinary Course. During the period from the date hereof and continuing until the earlier of the termination of this Agreement pursuant to Article VII or the Effective Time, the Company and each of its Subsidiaries shall, except as otherwise expressly contemplated by this Agreement, as set forth in Section 4.1 of the Company Disclosure Schedule or to the extent that Parent shall otherwise consent in writing, (i) carry on their business in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted and in compliance with all applicable Laws, (ii) pay their debts and Taxes when due, pay or perform other material obligations when due and (iii) use all reasonable efforts consistent with past practice to (x) preserve intact their present business organization, (y) keep available the services of their present executive officers and key employees and (z) preserve their goodwill and relationships with material customers, agents, suppliers, licensors, licensees, and others with which they have material business dealings.

(b) Required Consent. Without limiting the generality of Section 4.1(a), except as permitted by the terms of this Agreement or as described in Section 4.1(b) of the Company Disclosure Schedule, without the prior written consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed by Parent, during the period from the date hereof and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, the Company shall not do any of the following, and shall not permit any of its Subsidiaries to do any of the following:

(i) Enter into a new line of business which (A) is material to the Company and its Subsidiaries taken as a whole, or (B) represents a category of revenue that does not appear in the Company’s annual budget or revenue models for the fiscal year ended December 31, 2009;

(ii) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock, other than any such transaction by a wholly-owned Subsidiary of it that remains a wholly-owned Subsidiary of it after consummation of such transaction, in the ordinary course of business consistent with past practice;

(iii) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock or the capital stock of its Subsidiaries, except repurchases of Company Unvested Common Stock in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof;

(iv) Issue, deliver, sell, authorize, dispose of, subject to any Lien, pledge or otherwise encumber any shares of capital stock, other voting securities or any securities convertible into shares of capital stock, or other voting securities, or subscriptions, rights (including stock appreciation rights whether settled in cash or shares of Company Common Stock), warrants or options to acquire any shares of capital stock, other voting securities or any securities convertible into shares of capital stock, or other voting securities, enter into other agreements or commitments of any character obligating it to issue any such securities or rights, or grant any restricted stock, restricted stock units, performance shares, performance share units or other equity based awards other than Company Options (which may be granted only to the extent permitted below) other than: (A) issuances of Company Common Stock upon the exercise of Company Options existing on the date hereof in accordance with their present terms in accordance with their terms at the time of grant, (B) issuance of shares of Company Common Stock to participants in the Company ESPP pursuant to the terms thereof, (C) issuances by a wholly-owned Subsidiary of the Company to the Company or its wholly-owned Subsidiaries; (D) the issuances of Company Common Stock issuable upon the exercise, conversion or exchange of any other securities issued by the Company prior to the date of this Agreement which securities are exercisable, convertible or exchangeable into Company Common Stock of (E) issuances of Company Options to newly hired employees in accordance with the terms of written policies of the Company provided to Parent prior to the date hereof.

(v) Cause, permit or propose any amendments to the Company Charter Documents or adopt any amendments to any of the Subsidiary Charter Documents of the Company’s Subsidiaries;

(vi) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity or voting interest in or any assets of, or by any other manner, any business or any Person or division thereof, other than immaterial assets acquired in the ordinary course of business consistent with past practices;

(vii) Enter into any agreement with respect to the formation of any joint venture, strategic partnership or alliance if it (A) would present a material risk of delaying the Merger, (B) require the consent of the counterparty thereto to consummate the Merger or (C) require the investment of at least $1,000,000 of assets or equity of the Company or any of its Subsidiaries;

(viii) Except in respect of the Merger and except as permitted pursuant to Section 5.3, authorize, propose or announce an intention to authorize or propose, or negotiate or enter into agreements with respect to, any mergers, consolidations, liquidation, dissolution, restructuring or business combinations or acquisitions of securities or assets;

(ix) Other than in the ordinary course of business consistent with past practice, sell, lease, license, transfer, abandon, let lapse, exchange or swap, mortgage or otherwise encumber (including securitizations), or subject to any Lien or otherwise dispose of any Intellectual Property or any of its properties or assets, including the capital stock of any of its Subsidiaries and except (A) for sales, leases, licenses, abandonments, lapses, transfers, mortgages or encumbrances of obsolete assets, (B) pursuant to existing agreements in effect prior to the execution of this Agreement and (C) as may be required by applicable Law or any Governmental Entity in order to permit or facilitate the consummation of the transactions contemplated hereby;

(x) Effect any material restructuring activities by the Company or any of its Subsidiaries with respect to their employees, including any material reductions in force;

(xi) Make any loans, extensions of credit or financing, advances or capital contributions to, or investments in, or grant extended payment terms to any other Person, other than: (A) loans or investments by the Company or a wholly-owned Subsidiary of the Company to or in the Company or any wholly-owned Subsidiary of the Company, (B) advances to employees for travel and entertainment expenses made in the ordinary course of business consistent with past practices, (C) extensions of credit or financing to, or extended payment terms for, or business expense advances to, customers made in the ordinary course of business consistent with past practice, or (D) ordinary course investment transactions by the Company’s treasury function in accordance with the Company’s investment guidelines, a copy of which have been provided to Parent prior to the date hereof;

(xii) Except as required by concurrent changes in GAAP, SEC rules or policy or applicable Law, as concurred in by its independent auditors, make any change in its methods or principles of accounting or revalue any of its assets;

(xiii) Make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any agreement or settle any material claim or assessment in respect of Taxes, consent to any extension or waiver of the limitation period applicable to any material audit, claim or assessment in respect of Taxes or amend any material Tax Return;

(xiv) Enter into any licensing, distribution, supply, procurement, manufacturing, marketing or other similar contracts, agreements, or obligations which either may not be canceled without penalty by the Company or its Subsidiaries within the time period consistent with past practice (that is, that may not be canceled by the Company or its Subsidiaries upon sixty (60) days or less notice) or which provide for express payments by or to the Company or its Subsidiaries in an amount in excess of $500,000 (net of fees payable to third parties) in any one year;

(xv) Cancel or terminate or allow to lapse without reasonable substitute policy therefor, or amend in any material respect or enter into, any material insurance policy, other than the renewal of existing insurance policies;

(xvi) (A) Pay, discharge, settle or satisfy any material claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), in excess of $100,000 in any individual case, other than (1) those incurred in the ordinary course of business consistent with past practice, (2) as required by their terms as in effect on the date of this Agreement, (3) claims, liabilities or obligations reserved against on the Company Balance Sheet (for amounts not in excess of such reserves) or incurred since the date of such financial statements in the ordinary course of business consistent with past practice, provided that, in each case, the payment, discharge, settlement or satisfaction of which does not include any obligation (other than the payment of money) to be performed by the Company or its Subsidiaries following the Closing Date, (B) waive, relinquish, release, grant, transfer or assign any right of material value, or (C) waive any material benefits of, or agree to modify in any adverse respect, or fail to enforce, or consent to any matter with respect to which its consent is required under, any confidentiality, standstill or similar Contract to which the Company or any of its Subsidiaries is a party;

(xvii) Institute, settle or agree to settle any suit, claim, action, investigation or proceeding pending or threatened before any arbitrator, court or other Governmental Entity;

(xviii) Except as required by applicable Law, or pursuant to the terms of any Company Employee Plan, or Employee Agreement currently binding on the Company or its Subsidiaries, (A) increase in any manner the amount of compensation or fringe benefits of, pay or grant any bonus, change of control, severance or termination pay to any Employee or director of the Company or any Subsidiary of the Company, except (1) for routine changes in salary or wages made in the ordinary course of business and in a manner consistent with past practice for employees other than officers, (2) changes in salary or wages made in connection with promotions based on job performance or workplace requirements, in the ordinary course of business and provided that the amounts so granted shall have a value that is consistent with the past practice relating to salary and wage levels available to newly hired or promoted employees in similar positions, or (3) changes in salary or wages not greater than ten percent (10%) of such salary or wage as of the date hereof to respond to bona fide written offers of employment made by third parties to Company employees (B) adopt, enter into, amend, modify or terminate any Company Employee Plan or Employee Agreement or make any contribution, other than regularly scheduled contributions, to any Company Employee Plan, other than amendments in order to comply with applicable Law or as expressly permitted in clause (A) of this Section 4.1(b)(xiv); (C) waive any stock repurchase rights, accelerate, amend or change the period of vesting or exercisability of Company Options or Company Unvested Common Stock, or reprice any Company Options or authorize cash payments in exchange for any Company Options other than a waiver of a right to acceleration under any award or agreement, or an agreement to the cancellation of any Company Option or other awards (D) enter into, modify or amend any Employee Agreement or indemnification agreement with any Employee (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable “at will,” or modifications whereby an Employee waives the right to acceleration, or agrees to the cancellation of, any Company Option or other award), except in connection with the promotion of employees in the ordinary course of business or as expressly permitted in clause (A) of this Section 4.1(b)(xiv); or (E) enter into any collective bargaining agreement;

(xix) Provide any material refund, credit or rebate to any customer, reseller or distributor, in each case, other than in the ordinary course of business consistent with past practice;

(xx) Hire any non-officer employees other than in the ordinary course of business consistent with past practice or hire, elect or appoint any officers or elect any directors, except for such officer hires that are accounted for in the Company’s 2010 operating plan previously provided to Parent;

(xxi) Incur any indebtedness for borrowed money or guarantee any indebtedness of another Person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any “keep well” or other agreement to maintain any financial statement condition of any other Person or enter into any arrangement having the economic effect of any of the foregoing, other than in the ordinary course of business consistent with past practice;

(xxii) (A) Enter into any agreement to purchase or sell any interest in real property or grant any security interest in any real property, or (B) other than in the ordinary course of business, enter into any lease, sublease, license or other occupancy agreement with respect to any real property or alter, amend, modify or terminate any of the terms of any lease;

(xxiii) Enter into, modify or amend in a manner adverse to the Company or any of its Subsidiaries, or terminate any Company Material Contract, or waive, release or assign any material rights or claims thereunder, in each case, in a manner adverse to the Company and its Subsidiaries, other than any entry into, modification, amendment or termination of any such Company Material Contract in the ordinary course of business, consistent with past practice;

(xxiv) Enter into any Contract containing, or otherwise subject the Surviving Corporation or Parent to any material non-standard terms, including but not limited to, any non-competition, exclusivity, “most favored nations,” or similar provision or covenant restricting the Company or any of its Subsidiaries from competing or engaging in any line of business or with any Person or in any area or pursuant to which any material benefit or material right would be lost or be required to be given as a result of so competing or engaging, or would have any such effect on Parent or the Surviving Corporation after the consummation of the Merger, other than as is consistent with past practice; or

(xxv) Enter into any customer or partner Contract that may not be cancelled by the Company without penalty within the time period consistent with past practice (that is, that may not be canceled by the Company upon less than ninety (90) days notice);

(xxvi) Make or commit to any capital expenditures in excess of the capital expenditures set forth for such periods in the Company’s annual budget for the fiscal year ended December 31, 2010;

(xxvii) Enter into any Contract that, if entered into prior to the date hereof would be required to be disclosed in the Company Disclosure Schedule pursuant to Section 2.8(e);

(xxviii) Knowingly take any action that would make any representation or warranty of the Company hereunder inaccurate in any respect at, or as of any time before, the Effective Time; or

(xxix) Take, commit, or agree (in writing or otherwise) or announce the intention to take, any of the actions described in Section 4.1(b) hereof, or take any other action that would reasonably be expected to result in any of the conditions to the Merger set forth in Article VI not to be satisfied.

4.2 Procedures for Requesting Parent Consent. Notwithstanding Section 8.2, if the Company desires to take any action which would be prohibited pursuant to Section 4.1(b) hereof without the written consent of Parent, prior to taking such action the Company may request such written consent by sending an e-mail or facsimile to the individuals identified on Schedule 4.2 hereof, and consent from any one such individual by email, facsimile or other writing shall satisfy such requirement.

ARTICLE V

ADDITIONAL AGREEMENTS

5.1 Proxy Statement. As promptly as reasonably practicable after the execution of this Agreement, the Company, in consultation with Parent, will prepare and file with the SEC preliminary proxy materials that will constitute the Proxy Statement. As promptly as reasonably practicable after any comments are received from the

SEC thereon (or upon notice from the SEC that no such comments will be made), the Company shall, in consultation with Parent, prepare and file any required amendments to, and the definitive, Proxy Statement with the SEC. The Company will notify Parent promptly upon the receipt of any comments from the SEC or its staff in connection with the filing of, or amendments or supplements to, the Proxy Statement. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, the Company will promptly inform Parent of such occurrence and will, in consultation with Parent, file with the SEC or its staff, and/or mail to stockholders of the Company, such amendment or supplement. The Company shall provide Parent (and its counsel) with a reasonable opportunity to review and comment on the preliminary Proxy Statement and any amendment or supplement thereto prior to filing such with the SEC, and will provide Parent with a copy of all such filings made with the SEC. Subject to Section 5.3(d), the Company will cause the Proxy Statement to be mailed to its stockholders at the earliest practicable time after the definitive Proxy Statement is filed with the SEC.

5.2 Meeting of Company Stockholders; Board Recommendation.

(a) Meeting of Company Stockholders. Subject to Section 5.3(d), the Company will take all action necessary in accordance with Delaware Law, its Certificate of Incorporation and its Bylaws to establish a record date, duly call, give notice of, convene and hold a meeting of its stockholders, promptly following the mailing of the definitive Proxy Statement to such stockholders, to consider adoption of this Agreement (the “Stockholders’ Meeting”) as promptly as reasonably practicable, and in any event (to the extent permissible under applicable Law) within sixty (60) days after the mailing of the Proxy Statement to the Company’s stockholders. Subject to Section 5.3(d), the Company will use all reasonable efforts to solicit from its stockholders proxies in favor of the adoption of this Agreement and will take all other action necessary or advisable to secure the vote or consent of its stockholders required by the rules of the Nasdaq Stock Market or Delaware Law or any other applicable Law to obtain such approvals. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn or postpone the Stockholders’ Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Proxy Statement is provided to its stockholders in advance of a vote on the Merger and this Agreement or, if as of the time for which the Stockholders’ Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such Stockholders’ Meeting. The Company shall ensure that the Stockholders’ Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by it in connection with the Stockholders’ Meeting are solicited in compliance with Delaware Law, its certificate of incorporation and bylaws, the rules of the Nasdaq Stock Market and all other applicable Law.

(b) Board Recommendation. Except to the extent expressly permitted by Section 5.3(d): (i) the Board of Directors of the Company shall unanimously recommend that its stockholders vote in favor of adoption of this Agreement at the Stockholders’ Meeting, (ii) the Proxy Statement shall include a statement to the effect that the Board of Directors of the Company has unanimously recommended that the Company’s stockholders vote in favor of adoption of this Agreement at the Stockholders’ Meeting and (iii) neither the Board of Directors of the Company nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to Parent, the unanimous recommendation of its Board of Directors that the Company’s stockholders vote in favor of adoption of this Agreement.

5.3 Acquisition Proposals.

(a) No Solicitation. The Company agrees that none of the Company, any of its Subsidiaries or any of the Company’s or any of its Subsidiaries’ officers and directors shall, and that it shall use all reasonable efforts to cause the Company’s and its affiliates, Subsidiaries’ other Employees, agents and representatives (including any investment banker, attorney or accountant retained by the Company or any of its Subsidiaries) not to (and shall not authorize or permit any of them to), directly or indirectly: (i) solicit, initiate, or Knowingly take any action to encourage or facilitate the submission of an Acquisition Proposal, (ii) conduct or engage in any discussions or negotiations regarding, or furnish to any Person any non-public information relating to the Company or any of its Subsidiaries to, or Knowingly assist, participate in, facilitate or encourage any effort by, any Person other than Parent, Merger Sub or any direct or indirect subsidiary of Parent that has expressed an intention to make, or has made, an Acquisition Proposal, (iii) approve, endorse, recommend or make or authorize any statement, recommendation or solicitation in support of any Acquisition Proposal, (iv) withdraw, amend or modify in a manner adverse to Parent, or propose to withdraw, amend or modify in a manner adverse to Parent its recommendation in favor of the adoption of the Agreement by the stockholders of the Company, (v) execute or enter into any letter of intent or similar document or any contract, agreement or commitment (A) requiring the Company to abandon, terminate or fail to consummate the Merger or breach its obligations hereunder or (B) contemplating or otherwise relating to any proposal that is or could reasonably be expected to lead to an Acquisition Proposal or transaction contemplated thereby, or (vi) terminate, amend or waive any material rights under (or fail to enforce by seeking an injunction or by seeking to specifically enforce the material terms of) any “standstill” or other similar agreement between the Company or any of its Subsidiaries and any other Person, except in the case of clauses (ii), (iii), (iv), or (v) to the extent specifically permitted pursuant to Section 5.3(c) or 5.3(d). The Company and its Subsidiaries will immediately cease and cause to be terminated any and all existing activities, discussions or negotiations (including any such activities, discussions or negotiations conducted by affiliates, directors, officers, employees, agents and representatives (including any investment banker, financial advisor, attorney, accountant or other representative) of the Company or any of its Subsidiaries) with any third parties conducted heretofore with respect to consideration of any proposal that is or could reasonably be expected to lead to an Acquisition Proposal. The Company will use its reasonable best efforts to exercise any rights under any confidentiality or non-disclosure agreements with any such third parties to require the return or destruction of non-public information provided prior to the date of this Agreement by the Company, its Subsidiaries or their agents and representatives to any such third parties.

(b) Notification of Unsolicited Acquisition Proposals. As promptly as practicable (and in any event no later than 24 hours) after receipt of any Acquisition Proposal or any request for non-public information or inquiry that could reasonably be expected to lead to an Acquisition Proposal or from any Person seeking to have discussions or negotiations with the Company that could be reasonably be expected to lead to a Acquisition Proposal, the Company shall provide Parent with notice of such Acquisition Proposal, request or inquiry, including the material terms and conditions of such Acquisition Proposal, request or inquiry; the identity of the Person or group making any such Acquisition Proposal, request or inquiry; and a copy of all written materials provided by or on behalf of such Person or group in connection with such Acquisition Proposal, request or inquiry. The Company shall provide Parent with 48 hours prior notice (or such lesser prior notice as is provided to the members of its Board of Directors) of any meeting of its Board of Directors at which its Board of Directors is expected to consider any Acquisition Proposal. The Company shall notify Parent, in writing, of any decision of its Board of Directors as to whether to consider such Acquisition Proposal, request or inquiry or to enter into discussions or negotiations concerning any Acquisition Proposal or to provide non-public information or data to any person, which notice shall be given as promptly as practicable after such meeting (and in any event 24 hours prior to entering into any such discussions or negotiations or providing any non-public information or data to any person). The Company shall keep Parent reasonably informed, on a reasonably prompt basis, of the status and material terms of any such Acquisition Proposal, request or inquiry, including, if applicable, (and in any event within 24 hours) any material amendments or proposed amendments as to price and other material terms thereof. The Company shall, subject to applicable Law, promptly provide Parent a copy of all written materials subsequently provided to, by or on behalf of such Person or group in connection with such an Acquisition Proposal, request or inquiry.

(c) Superior Offers. Notwithstanding anything to the contrary contained in Section 5.3(a), in the event that the Company receives prior to the adoption of this Agreement by the stockholders of the Company in accordance with applicable Law an unsolicited, bona fide written Acquisition Proposal from a third party that did not result from a breach of this Section 5.3 and that the Company’s Board of Directors has in good faith concluded, after consultation with its outside legal counsel and its financial advisor, that such Acquisition

Proposal is, or is reasonably likely to result in, a Superior Offer, the Company may then (1) furnish non-public information to the third party making such Acquisition Proposal and (2) engage in negotiations with the third party with respect to such Acquisition Proposal; provided, however, that:

(i) the Company complies with all of the terms of this Section 5.3;

(ii) prior to furnishing any non-public information or entering into any negotiations or discussions with such third party, (1) the Company receives from such third party an executed confidentiality agreement containing customary limitations on the use and disclosure of all non-public written and oral information furnished to such third party on the Company’s behalf in substantially the form of the Confidentiality Agreement and, in any event, no less restrictive to such third party than the Confidentiality Agreement is with respect to Parent (including with respect to “standstill” and “non-solicitation” provisions) and (2) contemporaneously with furnishing any such non-public information to such third party, the Company furnishes such non-public information to Parent (to the extent such non-public information has not been previously so furnished); and

(iii) the Board of Directors of the Company reasonably determines in good faith, after consultation with outside legal counsel, that the failure to provide such information or enter into such discussion or negotiations would be reasonably likely to result in a breach of the Board of Directors’ fiduciary duties to the stockholders of the Company under applicable Law.

(d) Change of Recommendation. Notwithstanding anything to the contrary contained in Section 5.3(a), in response to the receipt of a Superior Offer, (x) the Board of Directors of the Company may withhold, withdraw, amend or modify its recommendation in favor of the Merger, and, in the case of a Superior Offer that is a tender or exchange offer made directly to the stockholders of the Company, may recommend that the stockholders of the Company accept the tender or exchange offer (any of the foregoing actions, whether by the Board of Directors of the Company or a committee thereof, a “Change of Recommendation”), (y) the Board of Directors of the Company, the Company or its Subsidiaries (including each of their respective directors, officers, employees, agents or other representatives) may approve, endorse, or recommend any Superior Offer or recommend a Superior Offer, or (z) the Company or any of its Subsidiaries may execute or enter into or propose to execute or enter into any letter of intent or similar document or any contract, agreement or commitment (which may be conditioned on the termination of this Agreement) contemplating or otherwise relating to any Superior Offer or transaction contemplated thereby, if all of the following conditions in clauses (i) through (vi) are met:

(i) the Board of Directors of the Company determines in good faith, after consultation with the Company’s financial advisors and outside legal counsel, that a Superior Offer has been made and not withdrawn;

(ii) the stockholders of the Company have not approved this Agreement in accordance with applicable Law;

(iii) the Company shall have delivered to Parent written notice (a “Change of Recommendation Notice”) at least five (5) Business Days prior to publicly effecting such Change of Recommendation which shall state expressly (A) that the Company has received a Superior Offer, (B) the final terms and conditions of the Superior Offer and the identity of the Person or group making the Superior Offer and (C) that the Company intends to effect a Change of Recommendation;

(iv) after delivering the Change of Recommendation Notice, the Company shall provide Parent with a reasonable opportunity to make such adjustments in the terms and conditions of this Agreement during such five- (5) Business Day period, and negotiate in good faith with respect thereto during such five- (5) Business Day period, as would enable the Company to proceed with its recommendation to stockholders in favor of adoption of this Agreement without making a Change of Recommendation;

(v) the Board of Directors of the Company shall have determined (A) after consultation with its financial advisor, that the terms of the Superior Offer are more favorable to the stockholders of the Company than the Merger (taking into account as it may be adjusted pursuant to paragraph (iv) above) and

(B) after consultation with outside legal counsel, the failure to effect a Change of Recommendation would result in a breach of the Board of Directors’ fiduciary duties to the stockholders of the Company under applicable Law; and

(vi) the Company shall not have breached any of the provisions set forth in Section 5.2 or this Section 5.3.

In addition, the Board of Directors of the Company may withdraw, modify or fail to make, in a manner adverse to Parent or Merger Sub, the recommendation of the Board of Directors of the Company in favor of the adoption and approval of this Agreement and the approval of the Merger in response to a material fact, event, change, development or set of circumstances (other than an Acquisition Proposal occurring or arising after the date of this Agreement) that was not known to the Board of Directors of the Company nor reasonably foreseeable by the Board of Directors of the Company as of or prior to the date of this Agreement (and not relating in any way to any Acquisition Proposal) (an “Intervening Recommendation Change” and such material fact, change, development or set of circumstances, an “Intervening Event”), if the Board of Directors of the Company determines in good faith, after consultation with outside legal counsel, that, in light of such Intervening Event, the failure of the Board of Directors of the Company to effect such an Intervening Recommendation Change would be reasonably likely to result in a breach of its fiduciary duties under applicable Law; provided that no fact, event, change, development or set of circumstances shall constitute an Intervening Event if such fact, event, change, development or set of circumstances resulted from or arose out of the announcement, pendency or consummation of the Merger; and provided, further, that the Company shall not be entitled to exercise its rights to make an Intervening Recommendation Change pursuant to this sentence unless the Company has (A) provided to Parent at least four (4) Business Days prior written notice advising Parent that the Board of Directors of the Company intends to take such action and specifying the facts underlying the determination of the Board of Directors of the Company that an Intervening Event has occurred, an the reasons for the Intervening Recommendation Change, in reasonable detail, and (B) during such four (4) Business Day period, if requested by Parent, engaged in good faith negotiations with Parent to amend the Agreement in such a manner that obviates the need for a Intervening Recommendation Change.

In the event that, subsequent to the date of this Agreement and prior to the meeting of the Company stockholders, there shall have been a Change of Recommendation unless this Agreement is terminated by the Company or Parent, as the case may be, pursuant to Article VII, the Company shall nevertheless submit this Agreement to the stockholders of the Company for adoption.

(e) Compliance with Disclosure Obligations. Nothing contained in this Agreement shall prohibit the Company or its Board of Directors from complying with Rules 14-a-9, 14d-9 and 14e-2(a) promulgated under the Exchange Act if, in the good faith judgment of the Board of Directors of the Company, after consultation with its outside legal and financial advisors, such disclosure is required in order for the Board of Directors of the Company to comply with its fiduciary obligations, or is otherwise required under applicable Law; provided, however, that the content of any such disclosure thereunder shall be governed by the terms of this Agreement. Without limiting the foregoing, the Company shall not effect a Change of Recommendation unless specifically permitted pursuant to the terms of Section 5.3(d).

(f) State Takeover Statute. The Board of Directors of the Company shall not, in connection with any Change of Recommendation, take any action to change the approval of the Board of Directors of the Company for purposes of causing any state takeover statute or other state Law to be applicable to the transactions contemplated hereby. For the avoidance of doubt, this Section 5.3(f) shall not prohibit the Company from effecting a Change of Recommendation under the circumstances and subject to the conditions set forth in this Section 5.3.

(g) Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

(i) “Acquisition Proposal,” with respect to the Company, shall mean any offer or proposal relating to any transaction or series of related transactions involving: (a) any purchase from such party or acquisition by any Person or “group” (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of more than a fifteen percent (15%) interest in the total outstanding voting securities of the Company or any of its Subsidiaries or any tender offer or exchange offer that if consummated would result in any Person or group beneficially owning fifteen percent (15%) or more of the total outstanding voting securities of the Company or any of its Subsidiaries, (b) any merger, consolidation, business combination or similar transaction involving the Company or any of its Subsidiaries, (c) any sale, lease (other than in the ordinary course of business consistent with past practice), exchange, transfer, license (other than in the ordinary course of business consistent with past practice), acquisition or disposition of more than fifteen percent (15%) of the assets of the Company (including its Subsidiaries taken as a whole) or (d) any liquidation or dissolution of the Company (provided, however, that the transactions between Parent and the Company contemplated by this Agreement shall not be deemed an Acquisition Proposal); and

(ii) “Superior Offer,” with respect to the Company, shall mean an unsolicited, bona fide Acquisition Proposal by a third party on terms that the Board of Directors of the Company has in good faith concluded, after consultation with its financial adviser, taking into account, among other things, all legal, financial, regulatory and other aspects of the offer and the Person making the offer, to be more favorable to the Company’s stockholders (in their capacities as stockholders) than the terms of the Merger and is reasonably capable of being consummated, provided that each reference to fifteen percent (15%) in the definition of “Acquisition Proposal” shall be replaced with “50%” for purposes hereof, provided, further that any material amendment to any Superior Offer will be deemed to be a new Superior Offer for purposes of Section 5.3(d).

(h) Specific Performance. The parties hereto agree that irreparable damage would occur in the event that the provisions of this Section 5.3 were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed by the parties hereto that Parent shall be entitled to an immediate injunction or injunctions, without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting any bond or other security, to prevent breaches of the provisions of this Section 5.3 and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Parent may be entitled at law or in equity. Without limiting the foregoing, it is understood that any violation of the restrictions set forth above by any officer, director, agent, representative or affiliate of the Company shall be deemed to be a breach of this Agreement by the Company.

5.4 Confidentiality; Access to Information; No Modification of Representations, Warranties or Covenants.

(a) Confidentiality. The parties acknowledge that the Company and Parent have previously executed a Confidential Disclosure Agreement effective as of March 1, 2010 (as amended by Amendment No. 1 to Confidential Disclosure Agreement effective as of March 29, 2010, the “Confidentiality Agreement”), which Confidentiality Agreement will continue in full force and effect in accordance with its terms, except that the standstill provisions contained therein shall terminate on the date hereof, and each of Parent and the Company will hold, and will cause its respective directors, officers, Employees, agents, affiliates and advisors (including attorneys, accountants, consultants, bankers and financial advisors) to hold and keep confidential, any “Confidential Information” (as defined in the Confidentiality Agreement) confidential in accordance with the terms of the Confidentiality Agreement.

(b) Access to Information. Subject to the Confidentiality Agreement and applicable Law, the Company shall afford Parent and its accountants, counsel and other representatives, reasonable access (during regular business hours upon reasonable notice) during the period from the date hereof and prior to the Effective Time to (i) all of the properties, books, contracts, personnel, commitments and records of the Company and its Subsidiaries (provided, that such access shall not unreasonably interfere with the business and operations of the Company and its Subsidiaries) and all capitalization and equity compensation information that is necessary for Parent to promptly comply with applicable Law (to the extent such information is in the possession of the Company and its Subsidiaries or its independent registered accountants, and which shall be made available in the form that the Company or its independent registered accountants possess it) and (ii) all other information concerning the business, properties and personnel (subject to reasonable procedures as the parties may agree) of the Company and its Subsidiaries as Parent may reasonably request; provided, however, that the Company may restrict the foregoing access to the extent that (A) any Law, treaty, rule or regulation of any Governmental Entity applicable to the Company requires such party to restrict or prohibit access to any such properties or information, (B) such disclosure would, based on the advice of outside legal counsel to the Company, result in a waiver of the attorney-client privilege, work product doctrine or any other applicable privilege applicable to such information, or (C) the disclosure of such information to Parent would violate confidentiality obligations owed to a third party and such confidentiality obligations were in effect prior to the execution and delivery of this Agreement. Parent shall not use any information obtained from the Company or any of its Subsidiary pursuant to the access contemplated by this Section 5.4 for any purposes other than in connection with the transactions contemplated by this Agreement, and Parent will not share, provide or sell such information to any third party or use the information in any manner that would result in a violation of any applicable Law. Subject to the foregoing proviso, the Company agrees to promptly provide to Parent and its accountants, counsel and other representatives copies of such internal financial statements (including Tax Returns and supporting documentation) as may be reasonably requested. Any information obtained from the Company or any of its Subsidiaries pursuant to the access contemplated by this Section 5.4 shall be subject to the Confidentiality Agreement.

(c) No Modification of Representations and Warranties or Covenants. No information or knowledge obtained in any investigation or notification pursuant to this Section 5.4, Section 5.6 or Section 5.7, or otherwise shall affect or be deemed to modify any representation or warranty contained herein, the covenants or agreements of the parties hereto or the conditions to the obligations of the parties hereto under this Agreement.

5.5 Public Disclosure. Without limiting any other provision of this Agreement, Parent and the Company will consult with each other before issuing, and provide each other the opportunity to review and comment upon and use all reasonable efforts to agree on any press release or public statement with respect to this Agreement and the transactions contemplated hereby, including the Merger, and any Acquisition Proposal and will not issue any such press release or make any such public statement prior to such consultation and (to the extent practicable) agreement, except as may be required by Law or any listing agreement with the Nasdaq Stock Market, or any other applicable national or regional securities exchange or market.

5.6 Regulatory Filings; Reasonable Efforts.

(a) Regulatory Filings. Each of Parent, Merger Sub and the Company shall coordinate and cooperate with one another and shall each use all reasonable efforts to comply with, and shall each refrain from taking any action that would impede compliance with, all applicable Laws, and as promptly as practicable after the date hereof, each of Parent, Merger Sub and the Company shall make all filings, notices, petitions, statements, registrations, submissions of information, application or submission of other documents required by any Governmental Entity in connection with the Merger and the transactions contemplated hereby, including: (i) Notification and Report Forms with the FTC and the DOJ as required by the HSR Act, (ii) filings under any other comparable pre-merger notification forms reasonably determined by Parent and the Company to be required by the merger notification or control Laws of any applicable jurisdiction, as agreed by the parties hereto and (iii) any filings required under the Securities Act, the Exchange Act, any applicable state or securities or “blue sky” laws and the securities Laws of any foreign country, or any other applicable Law relating to the Merger. Each of Parent and the Company will cause all documents that it is responsible for filing with any Governmental Entity under this Section 5.6(a) to comply in all material respects with all applicable Laws. Parent,

Merger Sub and the Company each shall promptly supply the other with any information that may be required in order to effectuate any filings or application pursuant to this Section 5.6(a).

(b) Notification. Each of Parent, Merger Sub and the Company will notify the other promptly upon the receipt of (i) any comments from any officials of any Governmental Entity in connection with any filings made pursuant hereto and (ii) any request by any officials of any Governmental Entity for amendments or supplements to any filings made pursuant to, or information provided to comply in all material respects with, applicable Law. Whenever any event occurs that is required to be set forth in an amendment or supplement to any filing made pursuant to Section 5.6(a), Parent, Merger Sub or the Company, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the applicable Governmental Entity such amendment or supplement.

(c) Commercially Reasonable Efforts. Subject to the express provisions of Section 5.2 and Section 5.3 and Section 5.6(d) hereof and upon the terms and subject to the conditions set forth herein, each of the parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including the following: (i) the taking of all commercially reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations, submissions and filings (including registrations, declarations, and filings with Governmental Entities, if any) and the taking of all commercially reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, (iv) the obtaining of consents, approvals and waivers from third parties reasonably requested by Parent to be obtained in connection with the Transaction under any Contracts or leases, provided, however, that in no event shall the Company or any of its Subsidiaries be required to pay prior to the Effective Time any fee, penalty or other consideration to any person to obtain any such consent, approval or waiver other than de minimus amounts or amounts that are advanced by Parent, and (v) the execution or delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement; provided, however, that in no event shall this Section 5.6(c) require Parent to take any action that is reasonably likely to materially and adversely affect the benefits expected to be derived by Parent or its affiliates (other than Merger Sub) as a result of the transactions contemplated hereby or would be reasonably expected to materially and adversely affect Parent or its affiliates (other than Merger Sub) following the consummation of the Merger. In connection with and without limiting the foregoing, the Company and its Board of Directors shall, if any takeover statute or similar applicable Law is or becomes applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement, use all commercially reasonable efforts to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Law on the Merger, this Agreement and the transactions contemplated hereby.

(d) No Divestiture. Notwithstanding anything in this Agreement to the contrary, nothing contained in this Agreement shall be deemed to require Parent or any Subsidiary or affiliate thereof to agree to any Action of Divestiture. The Company shall not, without the prior written consent of Parent, take or agree to take any Action of Divestiture. For purposes of this Agreement, an “Action of Divestiture” shall mean (i) any license, sale or other disposition or holding separate (through establishment of a trust or otherwise) of any shares of capital stock or of any business, assets or properties of Parent, its subsidiaries or affiliates, or of the Company or its Subsidiaries, (ii) the imposition of any limitation on the ability of Parent, its subsidiaries or affiliates, or the Company or its Subsidiaries to conduct their respective businesses or own any capital stock or assets or to acquire, hold or exercise full rights of ownership of their respective businesses and, in the case of Parent, the businesses of the Company and its Subsidiaries or (iii) the imposition of any impediment on Parent, its subsidiaries or affiliates, or the Company or its Subsidiaries under any statute, rule, regulation, executive order, decree, order or other legal restraint governing competition, monopolies or restrictive trade practices.

5.7 Notification of Certain Matters.

(a) By the Company. The Company shall give prompt notice to Parent and Merger Sub of (i) any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, (ii) any failure of the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, (iii) the occurrence of any event that could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, or (iv) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which could reasonably be expected to cause the failure of any conditions to the obligations of Parent and Merger Sub under Section 6.2; provided, however, that no such notification shall affect the representations or warranties of the Company or the conditions to the obligations of the parties under this Agreement; provided, further, that the delivery of any notice pursuant to this Section 5.7(a) shall not limit or otherwise affect the remedies available hereunder.

(b) By Parent. Parent and Merger Sub shall give prompt notice to the Company of (i) any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, (ii) any failure of Parent to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement or (iii) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which could reasonably be expected to cause the failure of any conditions to the obligations of the Company under Section 6.3; provided, however, that no such notification shall affect the representations, warranties of Parent and Merger Sub or the conditions to the obligations of the parties under this Agreement; provided, further, that the delivery of any notice pursuant to this Section 5.7(b) shall not limit or otherwise affect the remedies available hereunder.

5.8 Third-Party Consents. As soon as practicable following the date hereof, the Company will use all commercially reasonable efforts to obtain such material consents, waivers and approvals under any of its or its Subsidiaries’ respective Contracts required to be obtained in connection with the consummation of the transactions contemplated hereby as may be reasonably requested by Parent after consultation with the Company, including all consents, waivers and approvals set forth in Section 2.3(b) of the Company Disclosure Schedule. In connection with seeking such consents, waivers and approvals, the Company shall keep Parent informed of all material developments and shall, at Parent’s request, include Parent in any discussions or communications with any parties whose consent, waiver or approval is sought hereunder. Such consents, waivers and approvals shall be in a form acceptable to Parent. In the event the Merger does not close for any reason, Parent shall not have any liability to the Company, its stockholders or any other Person for any costs, claims, liabilities or damages resulting from the Company seeking to obtain such consents, waivers and approvals.

5.9 Equity Awards and Employee Matters.

(a) Substitution for Certain Employee Stock Options. Subject to Sections 5.9(b) and (c), at the Effective Time, each then outstanding Company Option other than Cashed-Out Options (each a “Rollover Option”), regardless of the respective exercise prices thereof, will terminate and be substituted for by options (each a “Parent Option”) to purchase Parent common stock, par value $0.0001 per share (the “Parent Common Stock”) under the Visa Inc. 2007 Equity Incentive Compensation Plan (the “Parent Stock Plan”). Except as described below, each Rollover Option so substituted for by Parent under this Agreement will be subject to the terms and conditions of the Parent Stock Plan in accordance with this Section 5.9(a), except that the number of shares subject to such Parent Option, the exercise price of such Parent Option and certain additional terms of such Parent Option shall be determined as follows: (i) each such Parent Option will be exercisable (or will become exercisable in accordance with its terms) for that number of whole shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock that were issuable upon exercise of the applicable Rollover Option immediately prior to the Effective Time multiplied by the ratio of the value of the per share Merger Consideration to the value of the closing price for a share of Parent Common Stock on the trading day immediately prior to the Closing Date (such ratio, the “Option Ratio”), rounded down to the nearest whole number of shares of Parent Common Stock, (ii) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such Parent Option will be equal to the quotient determined by dividing the exercise price per share of Company Common Stock at which the applicable Rollover Option was exercisable immediately prior to the Effective Time by the Option Ratio, rounded up to the nearest whole cent, (iii) all options shall be converted into non-qualified stock options, even if they were granted as “incentive stock options” (as defined in Section 422 of the Code) and (iv) certain terms of the Rollover Options shall be adjusted to conform the Rollover Options to the terms of the Parent Stock Plan, including conversion of the vesting schedule from monthly vesting to annual vesting as follows: if, as of the Effective Time (A) the Company Option has vested less than twelve (12) months, then the number of options to purchase Company Common Stock pursuant to such Company Option that are vested as of the Effective Time will remain vested and the remaining portion of the Company Option will vest one-third on each of the first, second and third anniversaries of the original grant date of such option, rounded up, in each case, to the nearest whole share; (B) the Company Option has vested at least twelve (12) months, but less than twenty-four (24) months, then the greater of (x) the number of options to purchase Company Common Stock pursuant to such Company Option that are vested as of the Effective Time or (y) one-third of the number of options to purchase Company Common Stock pursuant to such Company Option will vest as of the Effective Time and the remaining portion of the Company Option will vest in equal amounts on each of the second and third anniversaries of the original grant date of such option, rounded up, in each case, to the nearest whole share; (C) the Company Option has vested at least twenty-four (24) months, but less than thirty-six (36) months, then the greater of (x) the number of number of options to purchase Company Common Stock pursuant to such Company Option that are vested as of the Effective Time or (y) two-thirds of the number of options to purchase Company Common Stock pursuant to such Company Option will vest as of the Effective Time and the remaining portion of the Company Option will vest on the third anniversary of the original grant date of such option; and (D) the Company Option has vested for thirty-six (36) or more months, then the options to purchase Company Common Stock pursuant to such Company Option will vest in full as of the Effective Time. As soon as reasonably practicable, Parent will use all reasonable efforts to issue to each Person who holds a Rollover Option a document evidencing the foregoing substitution of such Rollover Option for a Parent Option and, as a condition to such substitution, each former holder of a Company Option so substituted for by Parent shall acknowledge the receipt of the same in exchange for such holder’s Company Option. If and to the extent necessary or required by the terms of the Company Stock Option Plans or pursuant to the terms of any Company Option granted to directors of the Company thereunder, the Company shall use reasonable efforts to obtain the consent of each such holder of outstanding Company Options to effectuate the treatment of such Company Options pursuant to the terms of this Agreement. The Company agrees that the Company Stock Option Plans and related agreements shall be amended, to the extent necessary, to reflect the transactions contemplated herein.

(b) Section 409A of the Code. Notwithstanding anything in Section 5.9(a) to the contrary, Parent shall take all steps necessary to ensure that conversion of Company Options provided for in Section 5.9(a) shall be effected in a manner consistent with Section 409A of the Code, and that the holders of the Rollover Options shall not be subject to any taxes or penalties under Section 409A of the Code as a result of the conversion of such Rollover Options.

(c) Option Cashouts. Notwithstanding anything in Section 5.9(a) to the contrary, in the event that Parent, in its sole discretion, determines that it is not in the best interests of the Company, Parent or a holder of a Rollover Option, to substitute for a Rollover Option, then the Parent shall, no later than five (5) days prior to the Effective Time, determine that such option shall be cashed out pursuant to Section 1.6(b) of this Agreement, and such Rollover Option shall treated as a Cashed-Out Option for all purposes of this Agreement. Parent shall timely communicate to the Company its decision to cash out Rollover Options pursuant to this Section 5.9(c).

(d) Notices. As soon as reasonably practicable, but in no event later than ten (10) Business Days following the Effective Time, Parent will issue to each holder of a Rollover Option a document evidencing the substitution of such Rollover Option by Parent.

(e) Termination of 401(k) Plans. Each of the Company, its Subsidiaries and any ERISA Affiliate shall terminate any and all Company Employee Plans intended to include a Code Section 401(k) arrangement (each a “401(k) Plan”) unless Parent provides written notice to the Company, no later than ten (10) Business Days prior to the Closing Date, that any such 401(k) plan shall not be terminated. Unless Parent provides such written notice to the Company, the Company shall provide Parent with evidence that such 401(k) Plan(s) have been terminated (effective as of no later than the day immediately preceding the Closing Date) pursuant to resolutions of the Board of Directors of the Company, its Subsidiaries or such ERISA Affiliate, as the case may be. Parent shall take all steps necessary to permit each Employee who has received an eligible rollover distribution (as defined in Section 402(c)(4) of the Code) from each 401(k) Plan, if any, to roll such eligible rollover distribution as part of any lump sum distribution to the extent permitted by each 401(k) Plan into an account under Parent’s 401(k) plan (the “Parent’s 401(k) Plan”), to the extent permitted by Parent’s 401(k) Plan.

(f) Benefit Plans. Parent shall provide, or cause to be provided, to each person who was an employee of the Company or its Subsidiaries immediately prior to the Effective Time and who remains an employee of the Surviving Corporation or its Subsidiaries immediately following the Effective Time (“Continuing Employees”), for a period of not less than one (1) year from and after the Closing Date (or if shorter, for so long as such employee remains in such employment), compensation and employee benefits that are substantially comparable in the aggregate to such employee to the compensation and benefits provided by Parent to similarly situated employees of Parent (but not taking into account the value of any equity or equity-related benefits or compensation for purposes of determining the value of the benefits provided by the Company and its Subsidiaries immediately prior to the Effective Time); provided, however, that nothing in this Agreement shall confer upon any Continuing Employee the right to continue in employment following the Effective Time, or is intended to interfere with Parent’s, the Surviving Corporation’s and its Subsidiaries’ rights (i) to terminate the employment of any Continuing Employee for any reason or no reason following the Effective Time or (ii) to amend, modify or terminate any Company Employee Plan or Employee Agreement in the sole discretion of the Parent or Surviving Corporation, or the right of any Continuing Employee to terminate his or her own employment for any or no reason following the Effective Time. To the extent that Continuing Employees participate in any of Parent’s employee benefit plans, programs, policies and arrangements following the Effective Time, including, but not limited to, any severance plan, medical plan, dental plan, life insurance plan, Code Section 401(k) arrangement, vacation program or disability plan (collectively, the “Parent Benefit Plans”), such Continuing Employees shall receive credit for purposes of eligibility and vesting under the Parent Benefit Plans in which such Continuing Employees participate solely to the extent such Continuing Employees’ were credited with service under comparable plans of the Company or any of its Subsidiaries for such purposes; provided, however, that no such employee shall be entitled to such credit (i) to the extent that it results in duplication of benefits, or (ii) for purposes of any incentive compensation or sabbatical plan, policy, program, agreement or arrangement, or any arrangement similar to the foregoing. With respect to any Parent Benefit Plan that is a welfare benefit plan maintained by Parent for the benefit of Continuing Employees on and after the Closing Date, Parent shall (1) cause there to be waived any eligibility requirements or pre-existing condition limitations solely to the extent permitted under such Parent Benefit Plan and solely to the extent such requirements and limitations were waived or attained under comparable plans maintained by the Company or any of its Subsidiaries prior to the Effective Time, and (2) for the plan year that includes the Effective Time, give effect, in determining any deductible and maximum out-of-pocket limitations, amounts paid during the plan year that included the Effective Time by such Continuing Employees with respect to similar plans maintained by Company and its Subsidiaries.

(g) Without limiting the generality of Section 5.9(f), except to the extent otherwise agreed between Parent and any Company Employee from and after the Effective Time, Parent shall assume, honor and continue, or shall cause to be assumed, honored and continued, until all obligations thereunder have been satisfied, all change in control severance agreements between the Company and any Continuing Employee as in effect at the Effective Time and as set forth on Section 5.9(g) of the Company Disclosure Schedule, including with respect to any payments, benefits or rights arising as a result of the transactions contemplated by this Agreement (either alone or in combination with any other event), without any amendment or modification, other than as required to comply with applicable Law.

(h) The Company will be responsible for all requisite notices, payments and employee transfers required under any works councils agreements and necessary to consummate the transaction, or as any such actions are requested by the Parent.

It is acknowledged and agreed by the parties hereto that all provisions contained in this Section 5.9 with respect to employees are included for the sole benefit of the respective parties and shall not create any right in any other Person, including any employees, former employees, any participant in any Company Employee Plan or Employee Agreement or any participant in any Parent employee benefit plan or any beneficiary thereof.

5.10 Indemnification.

(a) Indemnity. From and after the Effective Time, Parent will and will cause the Surviving Corporation to fulfill and honor in all respects the obligations of the Company pursuant to the indemnification agreements between the Company and its directors and officers in effect as of the date hereof and listed in Section 5.10(a) of the Company Disclosure Schedule (including, to the extent indemnifiable thereunder, for acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby) (the “Indemnified Parties”), subject to applicable Law. The certificate of incorporation and bylaws of the Surviving Corporation will contain provisions with respect to exculpation, indemnification and the advancement of expenses that are at least as favorable to the Indemnified Parties as those contained in the Certificate of Incorporation and Bylaws of the Company as in effect on the date hereof, which provisions will not, except as required by Law, be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would adversely affect the rights thereunder of Indemnified Parties or any other person who, immediately prior to the Effective Time, was a director, officer, employee or agent of the Company,

(b) Insurance. For a period of six (6) years after the Effective Time, Parent will cause the Surviving Corporation to maintain directors’ and officers’ liability insurance with one or more reputable unaffiliated third-party insurers covering those persons who are covered by the Company’s directors’ and officers’ liability insurance policy as of the date hereof for events occurring prior to the Effective Time of at least the same coverage and amounts containing terms and conditions that are, in the aggregate, no less favorable to the insured than those applicable to the current directors and officers of the Company under policies maintained by the Company; provided, however, that in no event will the Surviving Corporation be required to expend in any one year in excess of two hundred fifty percent (250%) of the annual premium currently paid by the Company for such coverage (and to the extent annual premium would exceed two hundred fifty percent (250%) of the annual premium currently paid by the Company for such coverage, the Surviving Corporation shall use all reasonable efforts to cause to be maintained the maximum amount of coverage as is available for such two hundred fifty percent (250%) of such annual premium); and provided, further, however, that notwithstanding the foregoing, Parent may satisfy its obligations under this Section 5.10(a) by purchasing a “tail” policy under the Company’s existing directors’ and officers’ insurance policy which (i) has an effective term of six (6) years from the Effective Time, (ii) covers those persons who are currently covered by the Company’s directors’ and officers’ insurance policy in effect as of the date hereof for actions and omissions occurring on or prior to the Effective Time and (iii) contains terms and conditions that are, in the aggregate, no less favorable to the insured than those of the Company’s directors’ and officers’ insurance policy in effect as of the date hereof.

(c) Third–Party Beneficiaries. This Section 5.10 is intended to be for the benefit of, and shall be enforceable by the Indemnified Parties and their heirs and personal representatives and shall be binding on Parent and the Surviving Corporation and their respective successors and assigns, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise. On and after the Closing, the obligations of Parent under this Section 5.10 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnified Party under this Section 5.10 without the consent of such affected Indemnified Party. In the event Parent or the Surviving Corporation or its successor or assign (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each case, proper provision shall be made so that the successor and assign of Parent or the Surviving Corporation, as the case may be, honor the obligations set forth with respect to Parent or the Surviving Corporation, as the case may be, in this Section 5.10.

5.11 Section 16 Matters. Prior to the Effective Time, the Company shall take all such steps as may be required (to the extent permitted under applicable Law) to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

5.12 FIRPTA Compliance. On the Closing Date, the Company shall deliver to Parent a properly executed FIRPTA Certificate in a form reasonably acceptable to Parent for purposes of satisfying Parent’s obligations under Treasury Regulation Section 1.1445-2(c)(3).

ARTICLE VI

CONDITIONS TO THE MERGER

6.1 Conditions to the Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction (or written waiver by all parties, if permissible under applicable Law) at or prior to the Closing Date of the following conditions:

(a) Company Stockholder Approval. This Agreement shall have been adopted by the stockholders of the Company by the requisite vote under applicable Law.

(b) No Order. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law, statute, rule, regulation, executive order, decree, judgment, injunction or other order (whether temporary, preliminary or permanent) which (i) is in effect and (ii) has the effect of making the Merger illegal or otherwise prohibiting or preventing consummation of the Merger.

(c) Regulatory Approval. All waiting periods (and any extension thereof) under the HSR Act relating to the transactions contemplated hereby shall have expired or been earlier terminated.

(d) No Governmental Restriction. There shall not be any pending or threatened suit, action or proceeding asserted by any Governmental Entity or by any other Person before any Governmental Entity challenging or seeking to make illegal, delay materially, or otherwise directly or indirectly restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement.

6.2 Additional Conditions to the Obligations of Parent. The obligations of Parent and Merger Sub to consummate and effect the Merger shall be subject to the satisfaction (or written waiver exclusively by Parent and Merger Sub, if permissible under applicable Law) at or prior to the Closing Date of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall have been true and correct in all respects (disregarding any materiality or Material Adverse Effect qualifications in such representations and warranties) as of the date hereof and on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except that those representations and warranties which address matters only as of a particular date shall have been true and correct only on such date), except where the failure to be true and correct would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

(c) Material Adverse Effect. No Effect, either individually or in the aggregate, shall have occurred and be continuing after the date of this Agreement that has or would reasonably be expected to have a Material Adverse Effect on the Company.

(d) Officer’s Certificate. Parent and Merger Sub shall have received a certificate dated as of the Closing Date to the effect that conditions set forth in Sections 6.2(a), (b) and (c) have been satisfied signed on behalf of the Company by an authorized executive officer of the Company.

6.3 Additional Conditions to the Obligations of the Company. The obligations of the Company to consummate and effect the Merger shall be subject to the satisfaction (or written waiver exclusively by the Company, if permissible under applicable Law) at or prior to the Closing Date of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Parent and Merger Sub contained in this Agreement shall have been true and correct in all material respects (except that the representations and warranties qualified by materiality or Material Adverse Effect shall have been true and correct in all respects) as of the date hereof and shall be true and correct in all material respects (except that the representations and warranties qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except that those representations and warranties which address matters only as of a particular date shall have been true and correct only on such date), except, in each case, or in the aggregate, as does not materially impede the authority of Parent or Merger Sub to consummate the transactions contemplated by this Agreement in accordance with the terms hereof and applicable Law.

(b) Agreements and Covenants. Parent and Merger Sub shall have performed or complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

(c) Officer’s Certificate. The Company shall have received a certificate, dated as of the Closing Date and signed by an authorized executive officer of Parent on behalf of the Parent and the Merger Sub, to the effect that the conditions set forth in Section 6.3(a) and Section 6.3(b) have been satisfied.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, by action taken by the terminating party or parties, and except as provided below, whether before or after the requisite approvals of the stockholders of the Company:

(a) by mutual written consent duly authorized by the Boards of Directors of each of Parent and the Company;

(b) by either the Company or Parent if the Merger shall not have been consummated by January 20, 2011 which date shall be extended to April 20, 2011 if the Merger shall not have been consummated as a result of a failure to satisfy the conditions set forth in Section 6.1(c) (the “End Date”); provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a willful or intentional material breach of this Agreement;

(c) by either the Company or Parent if a Governmental Entity shall have issued an order, decree or ruling or taken any other action (including the failure to have taken an action), in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and non-appealable;

(d) by either the Company or Parent if the required approval of the stockholders of the Company contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at a meeting of the Company stockholders duly convened therefore or at any adjournment thereof; provided, however, that the right to terminate this Agreement under this Section 7.1(d) shall not be available to the Company where the failure to obtain such stockholder approval shall have been caused by the action or failure to act of the Company, and such action or failure to act constitutes a material breach by the Company of this Agreement;

(e) by Parent (at any time prior to the adoption of this Agreement by the required vote of the stockholders of the Company) if (i) a Triggering Event with respect to the Company shall have occurred or (ii) the Board of Director of the Company withdraws its recommendation as a result of an Intervening Event;

(f) by the Company, upon a breach of any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, however, that if such inaccuracy in Parent’s representations and warranties or breach by Parent is curable by Parent prior to the End Date through the exercise of reasonable efforts, then the Company may not terminate this Agreement under this Section 7.1(f) prior to thirty (30) days following the receipt by Parent of written notice from the Company to Parent of such breach provided Parent continues to exercise all reasonable efforts to cure such breach through such thirty (30)-day period (it being understood that the Company may not terminate this Agreement pursuant to this Section 7.1(f) if it shall have materially breached this Agreement or if such breach by Parent is cured within such thirty (30)-day period);

(g) by Parent, upon a breach of any representation, warranty, material covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, however, that if such inaccuracy in the Company’s representations and warranties or breach by the Company is curable by the Company prior to the End Date through the exercise of reasonable efforts, then Parent may not terminate this Agreement under this Section 7.1(g) prior to thirty (30) days following the receipt by the Company of written notice from Parent to the Company of such breach provided the Company continues to exercise all reasonable efforts to cure such breach through such thirty (30)-day period;

(h) by the Company, if, prior to the adoption of the Agreement by the Company’s stockholders, the Company shall have entered into a definitive binding agreement with respect to a Superior Offer pursuant to and in compliance with Section 5.3(d), the Company shall have paid Parent the Termination Fee described in Section 7.3(b); and

(i) by Parent, if any Effect, either individually or in the aggregate, shall have occurred since the date hereof that has, or could reasonably be expected to have, a Material Adverse Effect on the Company.

For the purposes of this Agreement, a “Triggering Event,” with respect to the Company, shall be deemed to have occurred if: (i) its Board of Directors or any committee thereof shall for any reason other than an Intervening Event have withdrawn or shall have amended or modified in a manner adverse to Parent its recommendation in favor of the adoption of the Agreement by the stockholders of the Company, (ii) it shall have failed to include, for any reason other than an Intervening Event, in the Proxy Statement the recommendation of its Board of Directors in favor of the adoption of the Agreement by the stockholders of the Company, (iii) its Board of Directors or any committee thereof shall have approved or recommended any Acquisition Proposal, (iv) the Company shall have entered into any letter of intent or similar document or any agreement, contract or commitment accepting any Superior Offer in accordance with the terms of Section 5.3(d) or (v) the Company breaches any of its obligations set forth in Section 5.2 or Section 5.3, provided, however, that with respect to any breach by the Company of Section 5.3, such breach is willful and material.

7.2 Notice of Termination; Effect of Termination. Other than with respect to termination pursuant to Section 7.1(h), any termination of this Agreement under Section 7.1 above will be effective immediately upon the delivery of a valid written notice of the terminating party to the other party hereto. Any termination of this Agreement under Section 7.1(h) will be effective upon the later of delivery of a valid written notice of the Company to Parent and payment of the Termination fee described in Section 7.3(b). In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect, except (i) as set forth in Section 5.4(a), this Section 7.2, Section 7.3 and Article VIII, each of which shall survive the termination of this Agreement and (ii) nothing herein shall relieve any party from liability for any material breach of this Agreement. No termination of this Agreement shall affect the obligations of the parties contained in the Confidentiality Agreement, all of which obligations shall survive termination of this Agreement in accordance with their terms.

7.3 Fees and Expenses.

(a) General. Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Merger is consummated; provided, however, that Parent and the Company shall share equally the fees in connection with the filing of the Notification and Report Forms filed with the FTC and DOJ under the HSR Act, and all premerger notification and reports forms under similar applicable Laws of other jurisdictions, in each case pursuant to Section 5.6(a).

(b) Company Payment.

(i) Payment. Other than as set forth below, the Company shall promptly, but in no event later than two (2) Business Days after the date of termination pursuant to the sections of this Agreement as set forth below, pay Parent a fee equal to $65 million in immediately available funds (the “Termination Fee”) in the event that this Agreement is (i) terminated by Parent pursuant to Section 7.1(e)(i), (ii) terminated by the Company pursuant to Section 7.1(h), provided, however, in the case of termination under Section 7.1(h), payment of the Termination Fee by the Company shall be made prior to such termination, or (iii) terminated by Parent or the Company, as applicable, pursuant to Section 7.1(b), Section 7.1(d), Section 7.1(e)(ii), or Section 7.1(g), provided, however, in the case of termination pursuant to Section 7.1(g), that the breach by the Company giving rise to termination is willful; provided, further, that in the case of termination pursuant to Section 7.1(b), Section 7.1(d), or Section 7.1(g), (a) such payment shall be made only if prior to the termination of this Agreement, there has been disclosure publicly or to any member of the Board of Directors or any officer of the Company of an Acquisition Proposal with respect to the Company and within twelve (12) months following the termination of this Agreement, an Acquisition of the Company is consummated or the Company enters into a definitive agreement or letter of intent with a third party with respect to an Acquisition of the Company and (b) such payment shall be made promptly, but in no event later than two (2) Business Days after the consummation of such Acquisition of the Company or the entry into such definitive agreement or letter of intent by the Company.

(ii) Interest and Costs; Other Remedies. The Company acknowledges that the agreements contained in this Section 7.3(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement; accordingly, if the Company fails to pay in a timely manner the amounts due pursuant to this Section 7.3(b), and, in order to obtain such payment, Parent makes a claim that results in a judgment against the Company for the amounts set forth in this Section 7.3(b), the Company shall pay to Parent the reasonable costs and expenses of Parent (including reasonable attorneys’ fees and expenses) in connection with such suit, together with interest on the amounts due pursuant to this Section 7.3(b) at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made. Payment of the fees described in this Section 7.3(b) shall not be in lieu of damages incurred in the event of breach of this Agreement.

(iii) Certain Definitions. For the purposes of this Section 7.3(b) only, “Acquisition,” with respect to a party hereto, shall mean any of the following transactions (other than the transactions contemplated by this Agreement): (i) a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the party pursuant to which the equity interests held in such party and retained following such transaction or issued to or otherwise received in such transaction by the stockholders of the party immediately preceding such transaction constitute less than fifty percent (50%) of the aggregate equity interests in the surviving or resulting entity of such transaction or any direct or indirect parent thereof, (ii) a sale or other disposition by the party of assets representing in excess of fifty percent (50%) of the aggregate fair market value of the party’s business immediately prior to such sale or (iii) the acquisition by any Person or group (including by way of a tender offer or an exchange offer or issuance by the party or such Person or group), directly or indirectly, of beneficial ownership or a right to acquire beneficial ownership of shares representing in excess of fifty percent (50%) of the voting power of the then outstanding shares of capital stock of the party.

7.4 Amendment. Subject to applicable Law, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after adoption of this Agreement by the stockholders of the Company; provided, however, that after adoption of this Agreement by the stockholders of the Company, no amendment shall be made which by Law requires further approval by the stockholders of the Company without such further stockholder approval. This Agreement may not be amended except by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company.

7.5 Extension; Waiver. At any time prior to the Effective Time either party hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed: (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. No failure or delay by any party in exercising any right, power or privilege hereunder, including pursuant to Section 7.1(b), shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

ARTICLE VIII

GENERAL PROVISIONS

8.1 Non-Survival of Representations and Warranties. The representations and warranties of the Company, Parent and Merger Sub contained in this Agreement, or any instrument delivered pursuant to this Agreement, shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time and this Article VIII shall survive the Effective Time.

8.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally and/or by messenger service, (ii) on the date of confirmation of receipt (or, the first (1st) Business Day following such receipt if the date is not a Business Day) of transmission by facsimile or (iii) on the date of confirmation of receipt (or, the first (1st) Business Day following such receipt if the date is not a Business Day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a) if to Parent or Merger Sub, to:

Visa Inc.

900 Metro Center Blvd.

Foster City, CA 94404

Attention:      Joshua Floum, General Counsel

Telephone:     (415) 932-2100

Facsimile:      (415) 932-2525

with copies to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Avenue, Suite 1100

Palo Alto, California 94301

Attention:      Kenton J. King

Telephone:     (650) 470-4500

Facsimile:      (650) 470-4570

if to the Company, to:

CyberSource Corporation

1295 Charleston Road

Mountain View, CA 94043

Attention:      David J. Kim, General Counsel

Telephone:     (650) 965-6092

Facsimile:      (650) 625-4400

with copies to:

Reed Smith LLP

1510 Page Mill Road, Suite 110

Palo Alto, California 94304

Attention:      Richard Scudellari and Michael DiSanto

Telephone:     (650) 352-0500

Facsimile:      (650) 352-0699

8.3 Interpretation; Knowledge.

(a) When a reference is made in this Agreement to Sections, such reference shall be to a section of this Agreement unless otherwise indicated. For purposes of this Agreement, the words “include,” “includes” and “including,” when used herein, shall be deemed in each case to be followed by the words “without limitation.” The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to “the business of” an entity, such reference shall be deemed to include the business of such entity and its Subsidiaries, taken as a whole.

(b) For purposes of this Agreement, the term “Knowledge” shall mean knowledge, after reasonable inquiry, of each of the individuals identified in Section 8.3(b) of the Company Disclosure Schedule.

(c) For purposes of this Agreement, the term “made available” shall mean (i) that the Company has posted such materials to a virtual data room to which the Company has given Parent rights to access electronically or (ii) that such material is publicly available on EDGAR.

(d) For purposes of this Agreement, the term “Material Adverse Effect,” when used in connection with an entity, means any change, event, violation, inaccuracy, circumstance or effect (any such item, an “Effect”), individually or when taken together with all other Effects that have occurred prior to the date of determination of the occurrence of the Material Adverse Effect, that is or is reasonably likely to (i) be materially adverse to the business, assets (including intangible assets), liabilities, capitalization, financial condition or results of operations of such entity taken as a whole with its Subsidiaries, other than any Effect primarily resulting from (A) changes in general economic or market conditions or Effects affecting the industry generally in which such entity and its Subsidiaries operates, which changes do not disproportionately affect such entity taken as a whole with its Subsidiaries as compared to other similarly situated participants in the industry in which such entity and its Subsidiaries operate; (B) acts of war or terrorism (provided that such acts do not affect such entity disproportionately as compared to companies operating in the same industry in which such entity operates); (C) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world (provided that such events do not affect such entity disproportionately as compared to companies operating in the same industry in the same country or region in the world in which such entity operates); (D) changes in applicable Law or GAAP after the date of this Agreement (provided that such changes do not affect such entity disproportionately as compared to companies operating in the same industry in which such entity operates); (E) changes in the trading volume or trading prices of such entity’s capital stock in and of themselves (provided that such exclusion shall not apply to any underlying Effect that may have caused such change in trading prices or volumes, unless such underlying Effect would otherwise be excluded from this definition); or (F) any legal proceeding brought by any of the current or former stockholders of such entity (on their own behalf or on behalf of such entity) against such entity relating specifically to the Merger; or (ii) prevent, materially delay or impede the ability of such entity, or, in any case, the Company, to consummate the transactions contemplated by this Agreement in accordance with the terms hereof and applicable Laws.

(e) For purposes of this Agreement, the term “Person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

8.4 Disclosure Schedule. The parties hereto agree that any reference in a particular section of the Company Disclosure Schedule or Parent Disclosure Schedule shall be deemed a disclosure in any other section or subsection of the Company Disclosure Schedule or Parent Disclosure Schedule to which the relevance of such disclosure to such other section or subsection is readily apparent on its face.

8.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original and one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Signatures to this Agreement transmitted by facsimile transmission, electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

8.6 Amendments and Waivers. Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that without the further approval of the Company’s stockholders, no such amendment or waiver that requires the approval of the shareholders of the Company under Delaware Law shall be made or given after the Shareholder Approval unless the required further approval is obtained.

8.7 Entire Agreement; Third-Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Company

Disclosure Schedule and Parent Disclosure Schedule, (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall continue in full force and effect until the Closing and shall survive any termination of this Agreement and (ii) are not intended to confer upon any other Person any rights or remedies hereunder, except as specifically provided, following the Effective Time, in Section 5.10.

8.8 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction or other Governmental Entity to be invalid, illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

8.9 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in addition to ay other remedy to which they are entitled at law or in equity.

8.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of law thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and irrevocably waives, to the fullest extent permitted by Law, and covenants not to assert or plead any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

8.11 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

8.12 Assignment. No party may assign, delegate or otherwise transfer either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties, except that Parent may transfer or assign its rights and delegate its obligations hereunder, in whole or in part, to any of its Subsidiaries or affiliates at any time and, after the Effective Time, to any Person; provided that such transfer or assignment shall not relieve Parent of any of its obligations hereunder. Any purported assignment in violation of this Section 8.12 shall be void. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.13 Waiver of Jury Trial. EACH OF PARENT, MERGER SUB AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF PARENT, MERGER SUB OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

VISA INC.

By:
Name:
Title:

MARKET ST. CORP.

By:
Name:
Title:

CYBERSOURCE CORPORATION

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

ANNEX B

FAIRNESS OPINION

PERSONAL AND CONFIDENTIAL

April 20, 2010

Board of Directors

CyberSource Corporation

1295 Charleston Road

Mountain View, CA 94043

Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than Visa Inc. (“Visa”) and its affiliates) of the outstanding shares of common stock, par value $0.001 per share (the “Shares”), of CyberSource Corporation (the “Company”) of the $26.00 per Share in cash to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of April 20, 2010 (the “Agreement”), by and among Visa, Market St. Corp., a wholly owned subsidiary of Visa, and the Company.

Goldman, Sachs & Co. and its affiliates are engaged in investment banking and financial advisory services, commercial banking, securities trading, investment management, principal investment, financial planning, benefits counseling, risk management, hedging, financing, brokerage activities and other financial and non-financial activities and services for various persons and entities. In the ordinary course of these activities and services, Goldman, Sachs & Co. and its affiliates may at any time make or hold long or short positions and investments, as well as actively trade or effect transactions, in the equity, debt and other securities (or related derivative securities) and financial instruments (including bank loans and other obligations) of third parties, the Company, Visa and any of their respective affiliates or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”) for their own account and for the accounts of their customers. We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. In addition, we have provided certain investment banking and other financial services to the Company and its affiliates from time to time for which our investment banking division has received, and may receive, compensation, including having acted as the Company’s financial advisor in connection with its acquisition of Authorize.net Holdings, Inc. in June 2007. We also have provided certain investment banking and other financial services to Visa and its affiliates from time to time for which our investment banking division has received, and may receive, compensation, including having acted as joint bookrunning manager with respect to an initial public offering of 406,000,000 shares of Class A common stock of Visa in March 2008. We also may provide investment banking and other financial services to the Company, Visa and their respective affiliates in the future for which our investment banking division may receive compensation.

In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended December 31, 2009; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the

Board of Directors

CyberSource Corporation

April 20, 2010

Page Two

senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the payment processing industry specifically and in other industries generally; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

For purposes of rendering this opinion, we have relied upon and assumed, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by us, and we do not assume any responsibility for any such information. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We also have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. We were not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, the Company or any other alternative transaction. This opinion addresses only the fairness from a financial point of view, as of the date hereof, of the $26.00 per Share in cash to be paid to the holders (other than Visa and its affiliates) of Shares pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, without limitation, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $26.00 per Share in cash to be paid to the holders (other than Visa and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company or Visa or the ability of the Company or Visa to pay its obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman, Sachs & Co.

Board of Directors

CyberSource Corporation

April 20, 2010

Page Three

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $26.00 per Share in cash to be paid to the holders (other than Visa and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/ Goldman, Sachs & Co.

(GOLDMAN, SACHS & CO.)

ANNEX C

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

§ 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of

Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

CYBERSOURCE CORPORATION 1295 CHARLESTON ROAD MOUNTAIN VIEW, CA 94043

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by CyberSource Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CyberSource Corporation, c/o [—].

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CYBRS1 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CYBERSOURCE CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

Vote on Proposals

1.

Proposal to adopt the Agreement and Plan of Merger, dated as of April 20, 2010, by and among Visa Inc., Market St. Corp. and CyberSource Corporation, pursuant to which CyberSource will be acquired by Visa.

	For ☐	Against ☐	Abstain ☐

2.

Proposal to adjourn or postpone the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event that there are insufficient votes at the time of such adjournment or postponement to adopt the Agreement and Plan of Merger.

	For ☐	Against ☐	Abstain ☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1 AND 2. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Please indicate if you plan to attend this meeting. ☐ ☐ Yes No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

CYBERSOURCE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS

[—], 2010

The undersigned hereby appoints William S. McKiernan and David J. Kim, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CyberSource Corporation that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. Pacific Time, on [—], 2010, at the company’s headquarters located at 1295 Charleston Rd., Mountain View, California 94043, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR THE PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING

THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE